                                                      FILED PURSUANT TO RULE 433
                                           REGISTRATION STATEMENT NO. 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$1,970,585,000 (APPROXIMATE OFFERED CERTIFICATES)
$2,239,301,788 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
OFFERED CLASSES A-1, A-2, A-3, A-SB, A-4, A-1A, A-M AND
A-J CERTIFICATES

BANC OF AMERICA COMMERCIAL MORTGAGE TRUST 2007-4
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

NOVEMBER 2007

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

                                   ----------

                         BANC OF AMERICA SECURITIES LLC

                                   ----------

LEHMAN BROTHERS                                                   MORGAN STANLEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Lehman Brothers Inc. and Morgan Stanley & Co.
Incorporated (each an "Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The
Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                   ----------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX
PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS
OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR
PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

   Prepayment Provisions Based On Outstanding Principal Balance -- All Mortgage
      Loans ....................................................................   16
   Prepayment Provisions Based On Outstanding Principal Balance -- Loan Group 1
      Mortgage Loans ...........................................................   17
   Prepayment Provisions Based On Outstanding Principal Balance -- Loan Group 2
      Mortgage Loans ...........................................................   18
   Mortgage Loan Balloon Payments Related to Selected Classes ..................   19
Ten Largest Mortgage Loans or Cross-Collateralized Sets of Mortgage Loans
   Ten Largest Mortgage Loans or Cross-Collateralized Sets of Mortgage Loans by

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

OFFERED CERTIFICATES

           CERTIFICATE                   APPROXIMATE                              WEIGHTED                       ASSUMED
           BALANCE OR    ANTICIPATED     PERCENTAGE    APPROXIMATE                AVERAGE                         FINAL
            NOTIONAL       RATINGS       OF INITIAL      CREDIT                    LIFE       PRINCIPAL       DISTRIBUTION
CLASS       AMOUNT(1)    FITCH/S&P(2)   POOL BALANCE     SUPPORT     RATE TYPE   (YEARS)(3)   WINDOW(3)          DATE(3)
-----------------------------------------------------------------------------------------------------------------------------

A-1(4)    $ 27,809,000     AAA/AAA         1.242%        30.000%        (5)         2.95        1 -- 54       May 10, 2012
A-2(4)    $ 78,306,000     AAA/AAA         3.497%        30.000%        (5)         4.52       54 -- 58    September 10, 2012
A-3(4)    $287,473,000     AAA/AAA        12.838%        30.000%        (5)         6.67       78 -- 81      August 10, 2014
A-SB(4)   $ 72,686,000     AAA/AAA         3.246%        30.000%        (5)         6.87       58 -- 110    January 10, 2017
A-4(4)    $823,220,000     AAA/AAA        36.762%        30.000%        (5)         9.54      110 -- 116      July 10, 2017
A-1A(4)   $278,019,000     AAA/AAA        12.415%        30.000%        (5)         8.61       1 -- 116       July 10, 2017
A-M       $223,920,000     AAA/AAA        10.000%        20.000%        (5)         9.71      116 -- 117     August 10, 2017
A-J       $179,152,000     AAA/AAA         8.000%        12.000%        (5)         9.73      117 -- 118   September 10, 2017

NON-OFFERED CERTIFICATES(7)

          CERTIFICATE                    APPROXIMATE                                     WEIGHTED                    ASSUMED
           BALANCE OR      ANTICIPATED   PERCENTAGE   APPROXIMATE                         AVERAGE                     FINAL
            NOTIONAL         RATINGS     OF INITIAL     CREDIT                             LIFE     PRINCIPAL      DISTRIBUTION
CLASS      AMOUNT(1)      FITCH/S&P(2)  POOL BALANCE   SUPPORT         RATE TYPE        (YEARS)(3)  WINDOW(3)        DATE(3)
----------------------------------------------------------------------------------------------------------------------------------

  XW   $2,239,301,788(6)     AAA/AAA         N/A         N/A         Variable Rate(6)        (6)       N/A            N/A
  B    $   22,393,000        AA+/AA+       1.000%      11.000%            (5)               9.81    118 -- 118  September 10, 2017
  C    $   19,594,000         AA/AA        0.875%      10.125%            (5)               9.81    118 -- 118  September 10, 2017
  D    $   22,393,000       AA--/AA--      1.000%       9.125%            (5)               9.81    118 -- 118  September 10, 2017
  E    $   22,393,000         A+/A+        1.000%       8.125%            (5)               9.83    118 -- 119   October 10, 2017
  F    $   13,996,000          A/A         0.625%       7.500%            (5)               9.89    119 -- 119   October 10, 2017
  G    $   16,794,000         A-/A-        0.750%       6.750%            (5)               9.89    119 -- 119   October 10, 2017
  H    $   27,991,000       BBB+/BBB+      1.250%       5.500%            (5)               9.89    119 -- 119   October 10, 2017
  J    $   22,394,000        BBB/BBB       1.000%       4.500%            (5)               9.89    119 -- 119   October 10, 2017
  K    $   19,594,000       BBB-/BBB-      0.875%       3.625%            (5)               9.89    119 -- 119   October 10, 2017
  L    $   13,995,000        BB+/BB+       0.625%       3.000%     Min (Fixed, WAC)(8)      9.90    119 -- 120   November 10, 2017
  M    $    5,598,000         BB/BB        0.250%       2.750%     Min (Fixed, WAC)(8)     10.02    120 -- 126     May 10, 2018
  N    $    5,599,000        BB-/BB-       0.250%       2.500%     Min (Fixed, WAC)(8)     10.47    126 -- 126     May 10, 2018
  O    $    5,598,000         B+/B+        0.250%       2.250%     Min (Fixed, WAC)(5)     10.47    126 -- 126     May 10, 2018
  P    $    5,598,000          B/B         0.250%       2.000%     Min (Fixed, WAC)(8)     10.47    126 -- 126     May 10, 2018
  Q    $    5,599,000         B-/B-        0.250%       1.750%     Min (Fixed, WAC)(8)     10.47    126 -- 126     May 10, 2018
  S    $   39,187,788         NR/NR        1.750%       0.000%     Min (Fixed, WAC)(8)     13.93    126 -- 178  September 10, 2022

(1)  As of the delivery date. Subject to a variance of plus or minus 5.0%.

(2)  It is a condition to their issuance that the classes of certificates be assigned ratings by Fitch, Inc. and/or Standard & Poor's Ratings Services,
     a division of The McGraw-Hill Companies, Inc. no lower than those set forth in the chart above. The ratings on the offered certificates do not represent any assessments of: (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated,
     (iii) whether and to what extent prepayment premiums or yield maintenance charges will be collected on the mortgage loans in connection with such prepayments or the corresponding effect on yield to investors or (iv)
     whether and to what extent default interest will be received or net aggregate prepayment interest shortfalls will be realized. See "RATINGS" in the prospectus supplement.

(3)  Based on the maturity assumptions (as defined under "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement). As of the delivery date, the
     "assumed final distribution date" with respect to any class of certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumptions, among others, that all payments are made when due and that no mortgage loan is prepaid, in whole or in part, prior to its related maturity date and otherwise based on the maturity assumptions described in the free writing prospectus, if any.
     The actual performance and experience of the mortgage loans will likely differ from such assumptions. See "YIELD AND MATURITY CONSIDERATIONS" in the prospectus supplement.

(4)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-SB, Class A-4 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 118 mortgage loans, representing approximately 87.6% of the initial pool balance. Loan group 2 will consist of 26 mortgage loans, representing approximately 12.4% of the initial pool balance. Loan group 2 will include approximately 100.0% of the initial principal balance of all the mortgage loans secured by multifamily properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A and Class XW
     Certificates, interest distributions on the Class A-1, Class A-2, Class
     A-3, Class A-SB and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2. Interest distributions on the Class XW Certificates will be based on amounts available relating to mortgage loans in loan group 1 and loan group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-SB and
     Class A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 2 until the certificate balances of the Class
     A-1, Class A-2, Class A-3, Class A-SB and Class A-4 Certificates have been reduced to zero. However, on and after any distribution date on which the certificate balances of the Class A-M through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1,
     Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-1A Certificates pro
     rata without regard to loan groups.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

(5)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A,
     Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G,
     Class H, Class J and Class K Certificates will accrue interest at either:
     (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or
     (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class XW Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XW Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XW Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE
     CERTIFICATES--Pass-Through Rates" in the prospectus supplement. See
     "DESCRIPTION OF THE CERTIFICATES--Pass-Through Rates" in the prospectus supplement.

(7)  Not offered by the prospectus supplement. The Class V Certificates
     (representing the right to receive payments of excess interest received with respect to the mortgage loans with an anticipated repayment date) and the Class R-I and Class R-II Certificates (representing the residual interests the sole class of "residual interests" in REMIC I and REMIC II, respectively) are also not offered by the prospectus supplement. Any information we provide in the prospectus supplement regarding the terms of these certificates is provided only to enhance your understanding of the
     Offered Certificates.

(8)  The Class L, Class M, Class N, Class O, Class P, Class Q and Class S
     Certificates will each accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

TRANSACTION TERMS

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED NOVEMBER 2007.

ISSUE TYPE                  REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, A-M and
                            A-J Certificates (collectively, the "Offered
                            Certificates") are offered publicly.

CUT-OFF DATE                All Mortgage Loan characteristics are based on
                            balances as of the Cut-off Date, which is November
                            1, 2007 (each as identified on ANNEX A to the
                            prospectus supplement). All percentages presented
                            herein are approximate.

MORTGAGE POOL               The Mortgage Pool consists of 144 Mortgage Loans
                            (the "Mortgage Loans") with an aggregate balance as
                            of the Cut-off Date of $2,239,301,788 (the "Initial
                            Pool Balance"). For purposes of making distributions
                            to the Class A-1, A-2, A-3, A-SB, A-4 and A-1A
                            Certificates, the Mortgage Pool will be deemed to
                            consist of two distinct loan groups, Loan Group 1
                            and Loan Group 2. Loan Group 1 will consist of 118
                            Mortgage Loans, representing approximately 87.6% of
                            the Initial Pool Balance as of the Cut-off Date.
                            Loan Group 2 will consist of 26 Mortgage Loans,
                            representing approximately 12.4% of the Initial Pool
                            Balance as of the Cut-off Date. The Mortgage Loans
                            are secured by 161 properties (the "Mortgaged
                            Properties") located throughout 30 states.

DEPOSITOR                   Banc of America Commercial Mortgage Inc.

ISSUING ENTITY              Banc of America Commercial Mortgage Trust 2007-4.

SPONSOR                     Bank of America, National Association ("Bank of
                            America" or "BofA").

MORTGAGE LOAN SELLER        Bank of America.

UNDERWRITERS                Banc of America Securities LLC is acting as lead
                            manager and sole bookrunner with respect to all
                            classes of Offered Certificates. Lehman Brothers
                            Inc. and Morgan Stanley & Co. Incorporated are
                            acting as co-managers.

TRUSTEE                     Wells Fargo Bank, N.A.

MASTER SERVICER             Bank of America, National Association, for all of
                            the mortgage loans other than: (i) the Hilton
                            Anatole Pari Passu Mortgage Loan (identified as Loan
                            No. 3406386 on ANNEX A to the prospectus
                            supplement), which will be serviced by Bank of
                            America, National Association pursuant to the terms
                            of the pooling and servicing agreement relating to
                            the Banc of America Commercial Mortgage Inc.,
                            Commercial Mortgage Pass-Through Certificates,
                            Series 2007-3 and (ii) the Sawgrass Mills Split
                            Mortgage Loan (identified as Loan No. 340700 on
                            ANNEX A to the prospectus supplement), which will be
                            serviced by Wells Fargo Bank, N.A. pursuant to the
                            terms of the pooling and servicing agreement
                            relating to the J.P. Morgan Chase Commercial
                            Mortgage Securities Trust 2007-LDP12, Commercial
                            Mortgage Pass-Through Certificates, Series
                            2007-LDP12. See "THE SERVICERS--The Master Servicer"
                            in the prospectus supplement.

SPECIAL SERVICER            Midland Loan Services, Inc., for all of the mortgage
                            loans other than: (i) the Hilton Anatole Pari Passu
                            Mortgage Loan (identified as Loan No. 3406386 on
                            ANNEX A to this prospectus supplement), which will
                            be serviced by Midland Loan Services, Inc. pursuant
                            to the terms of the pooling and servicing agreement
                            relating to the Banc of America Commercial Mortgage
                            Inc., Commercial Mortgage Pass-Through Certificates,
                            Series 2007-3 and (ii) the Sawgrass Mills Split
                            Mortgage Loan (identified as Loan No. 340700 on
                            ANNEX A to this prospectus supplement), which will
                            be serviced by J.E. Roberts Company, Inc. pursuant
                            to the terms of the pooling and servicing agreement
                            relating to the J.P. Morgan Chase Commercial

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            Mortgage Securities Trust 2007-LDP12, Commercial
                            Mortgage Pass-Through Certificates, Series
                            2007-LDP12. See "THE SERVICERS--The Special
                            Servicer" in the prospectus supplement.

RATING AGENCIES             Fitch, Inc. ("Fitch") and Standard & Poor's Ratings
                            Services, a division of The McGraw-Hill
                            Companies, Inc. ("S&P").

DENOMINATIONS               $10,000 minimum for the Class A-1, A-2, A-3, A-SB,
                            A-4, A-1A, A-M and Class A-J Certificates.

SETTLEMENT DATE             On or about November 20, 2007.

SETTLEMENT TERMS            Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE           The 10th day of each month, or if such 10th day is
                            not a Business Day, the next succeeding Business
                            Day. The first Distribution Date with respect to the
                            Offered Certificates will occur in December 2007.

DETERMINATION DATE          For any Distribution Date, the earlier of (i) the
                            6th day of the month in which the related
                            Distribution Date occurs, or if such 6th day is not
                            a Business Day, then the immediately preceding
                            Business Day, and (ii) the fourth Business Day prior
                            to the related Distribution Date.

INTEREST DISTRIBUTIONS      Each Class of Offered Certificates will be entitled
                            on each Distribution Date to interest accrued at its
                            Pass-Through Rate for such Distribution Date on the
                            outstanding certificate balance of such Class during
                            the prior calendar month. Interest will be
                            distributed on each Distribution Date in sequential
                            order of class designations with the Class A-1, A-2,
                            A-3, A-SB, A-4, A-1A and XW Certificates ranking
                            pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS     Principal will be distributed on each Distribution
                            Date to the Class of Sequential Pay Certificates
                            outstanding with the earliest sequential Class
                            designation until its Certificate Balance is reduced
                            to zero (except that the Class A-SB Certificates are
                            entitled to certain priority on each Distribution
                            Date with respect to being paid down to their
                            planned principal balance as described in the
                            prospectus supplement). Generally, the Class A-1,
                            A-2, A-3, A-SB and A-4 Certificates will only be
                            entitled to receive distributions of principal
                            collected or advanced in respect of Mortgage Loans
                            in Loan Group 1 until the Certificate Balance of the
                            Class A-1A Certificates has been reduced to zero,
                            and the Class A-1A Certificates will only be
                            entitled to receive distributions of principal
                            collected or advanced in respect of Mortgage Loans
                            in Loan Group 2 until the Certificate Balances of
                            the Class A-1, A-2, A-3, A-SB and A-4 Certificates
                            have been reduced to zero. If, due to losses, the
                            Certificate Balances of the Class A-M through Class
                            S Certificates are reduced to zero but any two or
                            more classes of Class A-1, A-2, A-3, A-SB, A-4 or
                            A-1A Certificates remain outstanding, payments of
                            principal to the outstanding Class A-1, A-2, A-3,
                            A-SB, A-4 and A-1A Certificates will be made on a
                            pro rata basis without regard to loan groups.

LOSSES                      To be applied first to the Class S Certificates,
                            then to the next most subordinate Class of
                            sequential pay certificates until the certificate
                            balance of each such succeeding Class of sequential
                            pay certificates is reduced to zero, and following
                            the reduction of the Certificate Balance of the
                            Class A-M Certificates to zero, pro rata to the
                            Class A-1, A-2, A-3, A-SB, A-4 and A-1A
                            Certificates; however (i) with respect to each of
                            (A) three Mortgage Loans: (1) the Hilton Anatole
                            Pari Passu Mortgage Loan (Loan No. 3406386), (2) the
                            Sawgrass Mills Split Mortgage Loan (Loan No.
                            3407000) and (3) the Arundel Mills Pari Passu
                            Mortgage Loan (Loan No. 3407568) and (B) one
                            Cross-Collateralized Set of Mortgage Loans (Loan
                            Nos. 3406312 (CVS Portfolio Louisiana), 3405982 (CVS
                            Portfolio Texas) and 3406313 (CVS - Gulfport)), the
                            pro rata portion of the losses allocable to the pari
                            passu

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            note included in the Trust Fund will be applied to
                            the classes of sequential pay certificates as
                            described above and (ii) with respect to (W) the
                            Sawgrass Mills Split Mortgage Loan (Loan No.
                            3407000), (X) the La Jolla Executive Tower A/B
                            Mortgage Loan (Loan No. 3406566), (Y) the Plymouth
                            Center A/B Mortgage Loan (Loan No. 3406176) and (Z)
                            the 501 Richardson Drive A/B Mortgage Loan (Loan No.
                            3407227), losses will be applied first to the
                            subordinate note(s), and then to the senior note(s)
                            (which losses, when so allocated, will be applied to
                            the classes of sequential pay certificates as
                            described above).

PREPAYMENT PREMIUMS         The manner in which any prepayment premiums received
                            during a particular Collection Period will be
                            allocated to one or more of the classes of Offered
                            Certificates is described in the "DESCRIPTION OF THE
                            CERTIFICATES--Distributions--Distributions of
                            Prepayment Premiums" in the prospectus supplement.

ADVANCES                    Subject to certain limitations, including, but not
                            limited to, a recoverability determination, the
                            Master Servicer will be required to advance certain
                            principal and interest payments and other expenses.
                            In the event that the Master Servicer fails to make
                            such advances, the Trustee may be required to do so.

OPTIONAL TERMINATION        The Master Servicer, the Special Servicer and
                            certain Certificateholders will have the option to
                            terminate the Trust, in whole but not in part, and
                            purchase the remaining assets of the Trust on or
                            after the Distribution Date on which the Stated
                            Principal Balance of the Mortgage Loans then
                            outstanding is less than 1% of the Initial Pool
                            Balance. Such purchase price will generally be at a
                            price equal to the unpaid aggregate principal
                            balance of the Mortgage Loans (or fair market value
                            in the case of REO properties), plus accrued and
                            unpaid interest and certain other additional trust
                            fund expenses.

CONTROLLING CLASS           The most subordinate class of sequential pay
                            certificates with an outstanding certificate balance
                            at least equal to 25% of its initial certificate
                            balance or, if no such Class satisfies such
                            criteria, the class of sequential pay certificates
                            with the then largest outstanding class balance.

ERISA                       The Offered Certificates are expected to be ERISA
                            eligible.

SMMEA                       The Offered Certificates are not expected to be
                            "mortgage-related securities" for the purposes of
                            SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

CONTACT INFORMATION

                         BANC OF AMERICA SECURITIES LLC
                         Geordie Walker
                         (704) 388-1597 (Phone)
                         (704) 388-9677 (Fax)
                         geordie.r.walker@bankofamerica.com

                         Chris Springer
                         (704) 388-1597 (Phone)
                         (704) 388-9677 (Fax)
                         chris.springer@bankofamerica.com

LEHMAN BROTHERS INC.                           MORGAN STANLEY & CO. INCORPORATED
Kee Chan                                       Kara McShane
(212) 526-1528 (Phone)                         (212) 761-2164 (Phone)
(212) 520-0839 (Fax)                           (212) 507-5062 (Fax)
Kee.chan@lehman.com                            kara.mcshane@morganstanley.com

                                               Jon Miller
                                               (212) 761-1317 (Phone)
                                               (212) 507-6994 (Fax)
                                               jon.miller@morganstanley.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

GENERAL CHARACTERISTICS

                                                                                 MORTGAGE POOL     LOAN GROUP 1      LOAN GROUP 2
                                                                               ----------------  ----------------  ----------------

Number of Mortgage Loans ....................................................               144               118                26
Number of Mortgaged Properties ..............................................               161               135                26
Aggregate Balance of all Mortgage Loans(1) ..................................  $  2,239,301,788  $  1,961,282,272  $    278,019,516
Number of Balloon Loans(2)(3) ...............................................               112                90                22
Aggregate Balance of Balloon Loans(2)(3) ....................................  $  1,025,544,337  $    816,159,820  $    209,384,516
Number of ARD Loans(4) ......................................................                 5                 5                 0
Aggregate Balance of ARD Loans(4) ...........................................  $     41,209,173  $     41,209,173  $              0
Number of Interest Only Mortgage Loans(4) ...................................                31                27                 4
Aggregate Balance of Interest Only Mortgage Loans(4) ........................  $  1,210,147,082  $  1,141,512,082  $     68,635,000
Number of Fully Amortizing Mortgage Loans ...................................                 1                 1                 0
Aggregate Balance of Fully Amortizing Mortgage Loans ........................  $      3,610,369  $      3,610,369  $              0
Maximum Cut-off Date Balance ................................................  $    175,000,000  $    175,000,000  $     39,500,000
Minimum Cut-off Date Balance ................................................  $      1,381,250  $      1,381,250  $      2,145,037
Average Cut-off Date Balance ................................................  $     15,550,707  $     16,621,036  $     10,693,058
Number of Cross-Collateralized Mortgage Loan Pools ..........................                 3                 3                 0
Maximum Balance for a group of Cross-Collateralized Mortgage Loan Pools .....  $    237,250,000  $    237,250,000  $              0
Weighted Average Cut-off Date LTV Ratio .....................................              67.2%             66.8%             70.1%
Maximum Cut-off Date LTV Ratio ..............................................              85.1%             80.3%             85.1%
Minimum Cut-off Date LTV Ratio. .............................................              18.6%             18.6%             29.3%
Weighted Average U/W DSCR(5) ................................................              1.45x             1.47x             1.34x
Maximum U/W DSCR(5) .........................................................              3.09x             3.09x             2.22x
Minimum U/W DSCR(5) .........................................................              1.00x             1.00x             1.00x
Weighted Average LTV at Maturity or Anticipated Prepayment Date(6) ..........              64.2%             64.1%             65.0%
Range of Mortgage Loan Interest Rates .......................................   5.400% to 7.031%  5.400% to 7.031%  5.504% to 6.280%
Weighted Average Mortgage Loan Interest Rate ................................             5.868%            5.879%            5.787%
Range of Remaining Term to Maturity or Anticipated Prepayment Date
   (months) .................................................................         54 to 178         54 to 178         56 to 118
Weighted Average Remaining Term to Maturity or Anticipated Prepayment Date
   (months) .................................................................               109               109               107

----------
(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  Excludes Mortgage Loans (including ARD Loans) that are interest only until maturity.

(3)  The partial interest only Balloon Loans are also included in the Balloon
     Loans category.

(4)  Two mortgage loans, (Loan Nos. 3407161 and 3405226 representing 0.7% of the initial pool balance and 0.8% of the group 1 balance) are ARD Loans and interest only mortgage loans which results in such mortgage loan appearing in each category.

(5)  With respect to certain of the mortgage loans, the debt service coverage ratio was calculated taking into account various assumptions regarding the financial performance of the related Mortgaged Property on an
     "as-stabilized", "as adjusted" and/or "as-completed" basis. For further information, see "DESCRIPTION OF THE MORTGAGE POOL--Performance Escrows and
     Letters of Credit", "GLOSSARY OF PRINCIPAL DEFINITIONS", ANNEX A to the
     prospectus supplement, the Footnotes to ANNEX A to the prospectus supplement.

(6)  Excludes one mortgage loan, Loan No. 22075, that is fully amortizing.

*    With respect to (A) three Mortgage Loans: (i) the Hilton Anatole Pari Passu
     Mortgage Loan (Loan No. 3406386 representing 7.8% of the Initial Pool
     Balance and 8.9% of the Group 1 Balance), (ii) the Sawgrass Mills Split
     Mortgage Loan (Loan No. 3407000 representing 5.9% of the Initial Pool
     Balance and 6.8% of the Group 1 Balance) and (iii) the Arundel Mills Pari
     Passu Mortgage Loan (Loan No. 3407568 representing 5.7% of the Initial Pool
     Balance and 6.5% of the Group 1 Balance); and (B) one Cross-Collateralized
     Set of Mortgage Loans (Loan Nos. 3406312 (CVS Portfolio Louisiana
     representing 0.6% of the Initial Pool Balance and 0.6% of the Group 1
     Balance), 3405982 (CVS Portfolio Texas representing 0.5% of the Initial
     Pool Balance and 0.6% of the Group 1 Balance) and 3406313 (CVS - Gulfport
     representing 0.1% of the Initial Pool Balance and 0.1% of the Group 1
     Balance) representing, in the aggregate, 1.2% of the Initial Pool Balance and 1.4% of the Group 1 Balance), the Cut-off Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this
     Structural and Collateral Information with respect to such loans, except as may be otherwise noted, was calculated based on the related pari passu notes. For purposes of weighting the loan-to-value ratios and debt service coverage ratios with respect to the Mortgage Loans referred to in the previous sentence, such weighting is based solely upon the outstanding principal balance of the pari passu note included in the Trust Fund.

     With respect to four Mortgage Loans: (i) the Sawgrass Mills Split Mortgage
     Loan (Loan No. 3407000 representing 5.9% of the Initial Pool Balance and
     6.8% of the Group 1 Balance), (ii) the La Jolla Executive Tower A/B
     Mortgage Loan (Loan No. 3406566 representing 4.8% of the Initial Pool
     Balance and 5.4% of the Group 1 Balance), (iii) the Plymouth Center A/B
     Mortgage Loan (Loan No. 3406176 representing 0.3% of the Initial Pool
     Balance and 0.3% of the Group 1 Balance) and (iv) the 501 Richardson Drive
     A/B Mortgage Loan (Loan No. 3407227 representing 0.2% of the Initial Pool
     Balance and 0.3% of the Group 1 Balance), unless otherwise stated, all references to the principal balance and related information (including
     Cut-off Date balances) are references only to the related senior note(s)
     (and exclude the related subordinate note(s)).

     Loan Numbers are set forth in ANNEX A to the prospectus supplement.

     See the "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also "SUMMARY OF
     PROSPECTUS SUPPLEMENT--Certain Mortgage Loan Calculations" and ANNEX A (and
     the related footnotes) to the prospectus supplement for additional information relating to calculations.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the underwritten net cash flow unless otherwise noted.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Self Storage    0.9%
Retail         35.8%
Office         28.7%
Multifamily    12.4%
Hotel          10.9%
Industrial      8.4%
Mixed Use       1.8%
Other           1.1%

PROPERTY TYPE

                                                                WEIGHTED                     WEIGHTED                   WEIGHTED
                     NUMBER OF    AGGREGATE         % OF         AVERAGE       MIN/MAX        AVERAGE       MIN/MAX     AVERAGE
                     MORTGAGED   CUT-OFF DATE   INITIAL POOL  UNDERWRITTEN   UNDERWRITTEN  CUT-OFF DATE   CUT-OFF DATE  MORTGAGE
PROPERTY TYPE       PROPERTIES     BALANCE         BALANCE        DSCR           DSCR        LTV RATIO     LTV RATIO      RATE
--------------------------------------------------------------------------------------------------------------------------------

Retail                   67     $  802,736,016       35.8%        1.45x     1.02x / 3.00x      67.3%     32.3% / 80.0%   5.976%
   Anchored              43        647,955,349       28.9         1.50x     1.08x / 3.00x      66.6%     32.3% / 80.0%   6.002%
   Unanchored            16        118,268,611        5.3         1.25x     1.15x / 1.45x      69.4%     52.3% / 80.0%   5.849%
   Shadow Anchored        8         36,512,056        1.6         1.14x     1.02x / 1.24x      73.8%     61.2% / 80.0%   5.931%
Office                   32        642,609,341       28.7         1.48x     1.00x / 3.09x      64.3%     18.6% / 80.3%   5.704%
Multifamily              26        278,019,516       12.4         1.34x     1.00x / 2.22x      70.1%     29.3% / 85.1%   5.787%
Hotel                     8        243,190,107       10.9         1.71x     1.33x / 2.05x      67.6%     41.0% / 74.6%   5.762%
Industrial               15        188,243,665        8.4         1.22x     1.00x / 1.42x      72.5%     52.0% / 80.0%   6.052%
Mixed Use                 7         39,576,231        1.8         1.43x     1.14x / 1.88x      62.7%     50.9% / 76.8%   5.992%
Other                     2         24,570,397        1.1         1.62x     1.54x / 1.63x      66.1%     65.0% / 66.2%   6.934%
Self Storage              4         20,356,514        0.9         1.26x     1.15x / 1.39x      73.1%     69.8% / 74.7%   5.893%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  161     $2,239,301,788      100.0%        1.45X     1.00X / 3.09X      67.2%     18.6% / 85.1%   5.868%
================================================================================================================================

AMORTIZATION TYPE

                                                                  % OF
                                                 AGGREGATE      INITIAL       % OF           % OF
                                NUMBER            CUT-OFF         POOL    LOAN GROUP 1   LOAN GROUP 2
                          OF MORTGAGE LOANS       BALANCE       BALANCE      BALANCE       BALANCE
-----------------------------------------------------------------------------------------------------

Interest Only                     29          $1,193,607,909      53.3%        57.4%         24.7%
IO, Balloon                       60             700,415,253      31.3         29.1          47.0
   6 month IO loans                1              24,237,505       1.1          1.2           0.0
   24 month IO loans              12              76,152,250       3.4          2.7           8.4
   36 month IO loans              15             235,860,334      10.5         10.2          12.9
   48 month IO loans               1               5,840,000       0.3          0.3           0.0
   60 month IO loans              24             273,075,164      12.2         10.3          25.7
   72 month IO loans               7              85,250,000       3.8          4.3           0.0
Balloon                           49             300,459,084      13.4         11.3          28.3
IO, Hyper Am                       3              24,670,000       1.1          1.3           0.0
Interest Only, Hyper Am            2              16,539,173       0.7          0.8           0.0
Fully Amortizing                   1               3,610,369       0.2          0.2           0.0
-----------------------------------------------------------------------------------------------------
TOTAL:                           144          $2,239,301,788     100.0%       100.0%        100.0%
=====================================================================================================

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

WASHINGTON                     MISSISSIPPI                    PENNSYLVANIA
9 properties                   1 property                     4 properties
$46,733,153                    $1,722,500                     $22,783,730
2.1% of total                  0.1% of total                  1.0% of total

OREGON                         TENNESSEE                      OHIO
2 properties                   2 properties                   4 properties
$27,877,505                    $25,921,250                    $40,228,617
1.2% of total                  1.2% of total                  1.8% of total

NEVADA                         FLORIDA                        INDIANA
5 properties                   10 properties                  3 properties
$85,936,927                    $207,752,004                   $15,950,000
3.8% of total                  9.3% of total                  0.7% of total

CALIFORNIA                     GEORGIA                        MICHIGAN
27 properties                  2 properties                   2 properties
$509,587,125                   $71,212,000                    $16,927,577
22.8% of total                 3.2% of total                  0.8% of total

ARIZONA                        NORTH CAROLINA                 ILLINOIS
9 properties                   1 property                     5 properties
$122,707,992                   $36,885,000                    $71,119,022
5.5% of total                  1.6% of total                  3.2% of total

COLORADO                       VIRGINIA                       WISCONSIN
1 property                     6 properties                   2 properties
$3,092,410                     $88,577,592                    $15,057,811
0.1% of total                  4.0% of total                  0.7% of total

NEW MEXICO                     MARYLAND                       MINNESOTA
1 property                     3 properties                   3 properties
$3,610,369                     $152,478,334                   $20,074,932
0.2% of total                  6.8% of total                  0.9% of total

TEXAS                          NEW JERSEY                     MISSOURI
27 properties                  5 properties                   3 properties
$311,676,296                   $48,405,464                    $20,378,520
13.9% of total                 2.2% of total                  0.9% of total

ARKANSAS                       MASSACHUSETTS                  KANSAS
1 property                     2 properties                   1 property
$3,491,514                     $14,977,913                    $2,371,642
0.2% of total                  0.7% of total                  0.1% of total

LOUISIANA                      NEW YORK                       IDAHO
10 properties                  9 properties                   1 property
$122,017,938                   $128,146,649                   $1,600,000
5.4% of total                  5.7% of total                  0.1% of total

                                            ------------------------------------
                                            <1.0% of Initial Pool Balance
                                            1.0% - 5.0% of Initial Pool Balance
                                            5.1% - 10.0% of Initial Pool Balance
                                            >10.0% of Initial Pool Balance
                                            ------------------------------------
                                       Percentages rounded to one decimal place.

GEOGRAPHIC DISTRIBUTION

                                                                   WEIGHTED       WEIGHTED     WEIGHTED
                     NUMBER OF      AGGREGATE                       AVERAGE        AVERAGE     AVERAGE
                     MORTGAGED    CUT-OFF DATE    % OF INITIAL   UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION   PROPERTIES       BALANCE      POOL BALANCE       DSCR         LTV RATIO      RATE
-------------------------------------------------------------------------------------------------------

California              27       $  509,587,125        22.8%         1.49x          63.1%       5.729%
Texas                   27          311,676,296        13.9          1.57x          71.7%       5.645%
Florida                 10          207,752,004         9.3          1.21x          75.9%       5.951%
Maryland                 3          152,478,334         6.8          1.07x          71.5%       6.061%
New York                 9          128,146,649         5.7          1.66x          56.9%       6.030%
Arizona                  9          122,707,992         5.5          1.28x          73.7%       5.726%
Louisiana               10          122,017,938         5.4          2.62x          41.6%       5.977%
Virginia                 6           88,577,592         4.0          1.25x          77.6%       5.719%
Nevada                   5           85,936,927         3.8          1.29x          73.9%       6.033%
Georgia                  2           71,212,000         3.2          1.38x          67.8%       6.265%
Other                   53          439,208,931        19.6          1.32x          68.1%       5.976%
-------------------------------------------------------------------------------------------------------
TOTAL:                 161       $2,239,301,788       100.0%         1.45X          67.2%       5.868%
=======================================================================================================

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 30 STATES.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE   % OF
                                LOANS       BALANCE     POOL
--------------------------------------------------------------
$1,381,250 -- $1,999,999           6    $   10,366,731    0.5%
$2,000,000 -- $2,999,999          17        41,882,620    1.9
$3,000,000 -- $3,999,999          12        40,950,189    1.8
$4,000,000 -- $4,999,999          11        49,578,389    2.2
$5,000,000 -- $7,499,999          30       179,379,018    8.0
$7,500,000 -- $9,999,999          16       138,852,990    6.2
$10,000,000 -- $14,999,999        23       277,162,621   12.4
$15,000,000 -- $19,999,999         9       151,640,491    6.8
$20,000,000 -- $29,999,999         5       122,157,902    5.5
$30,000,000 -- $49,999,999         5       180,985,000    8.1
$50,000,000 -- $99,999,999         5       339,665,445   15.2
$100,000,000 -- $175,000,000       5       706,680,393   31.6
--------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
==============================================================

Min: $1,381,250   Max: $175,000,000   Avg: $15,550,707

LOCATION

                                NO. OF       AGGREGATE
                               MORTGAGED   CUT-OFF DATE    % OF
                              PROPERTIES      BALANCE      POOL
----------------------------------------------------------------
California                         27     $  509,587,125   22.8%
Texas                              27        311,676,296   13.9
Florida                            10        207,752,004    9.3
Maryland                            3        152,478,334    6.8
New York                            9        128,146,649    5.7
Arizona                             9        122,707,992    5.5
Louisiana                          10        122,017,938    5.4
Virginia                            6         88,577,592    4.0
Nevada                              5         85,936,927    3.8
Georgia                             2         71,212,000    3.2
Other                              53        439,208,931   19.6
----------------------------------------------------------------
TOTAL:                            161     $2,239,301,788  100.0%
================================================================

PROPERTY TYPE

                                NO. OF       AGGREGATE
                               MORTGAGED   CUT-OFF DATE    % OF
                              PROPERTIES      BALANCE      POOL
----------------------------------------------------------------
Retail                             67     $  802,736,016   35.8%
   Anchored                        43        647,955,349   28.9
   Unanchored                      16        118,268,611    5.3
   Shadow Anchored                  8         36,512,056    1.6
Office                             32        642,609,341   28.7
Multifamily                        26        278,019,516   12.4
Hotel                               8        243,190,107   10.9
Industrial                         15        188,243,665    8.4
Mixed Use                           7         39,576,231    1.8
Other                               2         24,570,397    1.1
Self Storage                        4         20,356,514    0.9
----------------------------------------------------------------
TOTAL:                            161     $2,239,301,788  100.0%
================================================================

MORTGAGE RATE

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE    % OF
                                LOANS       BALANCE      POOL
--------------------------------------------------------------
5.400% -- 5.499%                   4    $   90,602,000    4.0%
5.500% -- 5.749%                  43       928,282,420   41.5
5.750% -- 5.999%                  41       478,720,071   21.4
6.000% -- 6.249%                  21       430,960,602   19.2
6.250% -- 6.499%                  26       237,821,158   10.6
6.500% -- 7.031%                   9        72,915,536    3.3
--------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
==============================================================
Min: 5.400%   Max: 7.031%   Wtd. Avg: 5.868%

ORIGINAL TERM TO STATED MATURITY OR ARD

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE    % OF
                                LOANS       BALANCE      POOL
--------------------------------------------------------------
60 -- 83 months                    7    $  124,106,067    5.5%
84 -- 99 months                    7       318,752,696   14.2
100 -- 120 months                124     1,615,595,151   72.1
121 -- 179 months                  2       135,500,000    6.1
180 months                         4        45,347,874    2.0
--------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
==============================================================

Min: 60 months   Max: 180 months    Wtd. Avg: 113 months

REMAINING TERM TO STATED MATURITY OR ARD

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE    % OF
                                LOANS       BALANCE      POOL
-------------------------------------------------------------
54 -- 59 months                    6    $  109,508,797    4.9%
60 -- 79 months                    3        45,665,990    2.0
80 -- 99 months                    5       287,683,976   12.8
110 -- 119 months                124     1,714,345,151   76.6
120 -- 139 months                  2        36,750,000    1.6
160 -- 178 months                  4        45,347,874    2.0
-------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
=============================================================

Min: 54 months   Max: 178 months   Wtd. Avg: 109 months

PREPAYMENT PROVISION SUMMARY

                                          AGGREGATE
                               NO. OF      CUT-OFF
                              MORTGAGE      DATE         % OF
                                LOANS      BALANCE       POOL
--------------------------------------------------------------
Lockout/Defeasance/Open          119    $1,518,876,281   67.8%
Lockout/YM or Defeasance/
   Open                            3       237,250,000   10.6
Lockout/GRTR 1% PMT or
    YM/Open                       19       187,425,507    8.4
Lockout/Defeasance/GRTR
   1% PMT or YM or
   Defeasance/Open                 1       175,000,000    7.8
YM/YM or Defeasance/Open           1       106,750,000    4.8
GRTR 1% PMT or YM/Open             1        14,000,000    0.6
--------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
==============================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE   % OF
                                LOANS       BALANCE     POOL
--------------------------------------------------------------
18.6% -- 29.9%                     2    $   20,963,525    0.9%
30.0% -- 49.9%                     2        97,388,591    4.3
50.0% -- 54.9%                    12       313,006,992   14.0
55.0% -- 59.9%                     7        99,525,257    4.4
60.0% -- 64.9%                    19       131,246,788    5.9
65.0% -- 69.9%                    28       363,362,676   16.2
70.0% -- 74.9%                    26       557,446,810   24.9
75.0% -- 79.9%                    39       340,257,369   15.2
80.0% -- 85.1%                     9       316,103,779   14.1
--------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
==============================================================

Min: 18.6%   Max: 85.1%   Wtd. Avg: 67.2%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE    % OF
                                LOANS       BALANCE      POOL
-------------------------------------------------------------
Fully Amortizing                   1    $    3,610,369    0.2%
18.6% -- 24.9%                     2        20,963,525    0.9
25.0% -- 49.9%                    12       188,376,324    8.4
50.0% -- 59.9%                    34       520,560,696   23.2
60.0% -- 64.9%                    27       230,797,438   10.3
65.0% -- 69.9%                    33       417,717,075   18.7
70.0% -- 74.9%                    25       482,259,965   21.5
75.0% -- 83.0%                    10       375,016,396   16.7
-------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
=============================================================

Min: 18.6%(1)   Max: 83.0%   Wtd. Avg: 64.2%(1)

(1)  Excludes Mortgage Loans that are fully amortizing.

DEBT SERVICE COVERAGE RATIOS

                               NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE   % OF
                                LOANS       BALANCE     POOL
--------------------------------------------------------------
1.00x -- 1.19x                      41  $  563,854,812   25.2%
1.20x -- 1.24x                    41       362,315,858   16.2
1.25x -- 1.29x                    16       215,488,031    9.6
1.30x -- 1.34x                     7        60,212,280    2.7
1.35x -- 1.39x                     6       140,307,279    6.3
1.40x -- 1.49x                    11       169,441,965    7.6
1.50x -- 1.59x                     4       101,640,000    4.5
1.60x -- 1.69x                     6       267,883,119   12.0
1.70x -- 1.79x                     3       185,967,155    8.3
1.80x -- 1.89x                     3        28,075,000    1.3
1.90x -- 1.99x                     1        15,000,000    0.7
2.00x -- 2.99x                     4       115,116,290    5.1
3.00x -- 3.09x                     1        14,000,000    0.6
--------------------------------------------------------------
TOTAL:                           144    $2,239,301,788  100.0%
==============================================================

Min: 1.00x   Max: 3.09x   Wtd. Avg: 1.45x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE*

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                NO. OF       AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
$1,381,250 -- $1,999,999            6     $   10,366,731      0.5%
$2,000,000 -- $2,999,999           13         31,564,963      1.6
$3,000,000 -- $3,999,999           12         40,950,189      2.1
$4,000,000 -- $4,999,999            9         40,717,630      2.1
$5,000,000 -- $7,499,999           25        148,739,997      7.6
$7,500,000 -- $9,999,999           11         95,651,247      4.9
$10,000,000 -- $14,999,999         18        216,966,060     11.1
$15,000,000 -- $19,999,999          6        103,221,715      5.3
$20,000,000 -- $29,999,999          5        122,157,902      6.2
$30,000,000 -- $49,999,999          3        104,600,000      5.3
$50,000,000 -- $99,999,999          5        339,665,445     17.3
$100,000,000 -- $175,000,000        5        706,680,393     36.0
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: $1,381,250   Max.: $175,000,000   Avg: $16,621,036

LOCATION

                                 NO. OF        AGGREGATE       % OF
                                MORTGAGED    CUT-OFF DATE      LOAN
                               PROPERTIES       BALANCE      GROUP 1
--------------------------------------------------------------------
California                          23      $  481,423,600     24.5%
Texas                               16         220,524,681     11.2
Florida                             10         207,752,004     10.6
Maryland                             3         152,478,334      7.8
Louisiana                           10         122,017,938      6.2
New York                             7         110,196,649      5.6
Arizona                              6          97,207,992      5.0
Virginia                             6          88,577,592      4.5
Georgia                              2          71,212,000      3.6
Illinois                             5          71,119,022      3.6
Other                               47         338,772,459     17.3
--------------------------------------------------------------------
TOTAL:                             135      $1,961,282,272    100.0%
====================================================================

PROPERTY TYPE

                                 NO. OF        AGGREGATE       % OF
                                MORTGAGED    CUT-OFF DATE      LOAN
                               PROPERTIES       BALANCE      GROUP 1
--------------------------------------------------------------------
Retail                              67      $  802,736,016     40.9%
   Anchored                         43         647,955,349     33.0
   Unanchored                       16         118,268,611      6.0
   Shadow Anchored                   8          36,512,056      1.9
Office                              32         642,609,341     32.8
Hotel                                8         243,190,107     12.4
Industrial                          15         188,243,665      9.6
Mixed Use                            7          39,576,231      2.0
Other                                2          24,570,397      1.3
Self Storage                         4          20,356,514      1.0
--------------------------------------------------------------------
TOTAL:                             135      $1,961,282,272    100.0%
====================================================================

MORTGAGE RATE

                                NO. OF       AGGREGATE      % OF
                               MORTGAGE    CUT-OFF DATE     LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
5.400% -- 5.499%                    4     $   90,602,000      4.6%
5.500% -- 5.749%                   31        780,650,930     39.8
5.750% -- 5.999%                   32        382,462,570     19.5
6.000% -- 6.249%                   18        413,997,077     21.1
6.250% -- 6.499%                   24        220,654,158     11.3
6.500% -- 7.031%                    9         72,915,536      3.7
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: 5.400%   Max.: 7.031%   Wtd. Avg.: 5.879%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                NO. OF       AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
60 -- 83 months                     5     $   94,597,450      4.8%
84 -- 99 months                     6        306,333,976     15.6
100 -- 120 months                 101      1,379,502,972     70.3
121 -- 179 months                   2        135,500,000      6.9
180 months                          4         45,347,874      2.3
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: 60 months   Max.: 180 months   Wtd. Avg.: 113 months

REMAINING TERM TO STATED MATURITY OR ARD

                                NO. OF       AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
54 -- 59 months                     4     $   80,000,180      4.1%
60 -- 79 months                     2         33,247,270      1.7
80 -- 99 months                     5        287,683,976     14.7
110 -- 119 months                 101      1,478,252,972     75.4
120 -- 139 months                   2         36,750,000      1.9
160 -- 178 months                   4         45,347,874      2.3
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: 54 months   Max.: 178 months   Wtd. Avg.: 109 months

PREPAYMENT PROVISION SUMMARY

                                NO. OF       AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
Lockout/Defeasance/
   Open                            94     $1,252,406,765     63.9%
Lockout/YM or
   Defeasance/Open                  3        237,250,000     12.1
Lockout/GRTR 1% PMT
   or YM/Open                      18        175,875,507      9.0
Lockout/Defeasance/
   GRTR 1% PMT or
   YM or
   Defeasance/Open                  1        175,000,000      8.9
YM/YM or
   Defeasance/Open                  1        106,750,000      5.4
GRTR 1% PMT or
   YM/Open                          1         14,000,000      0.7
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                NO. OF       AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
18.6% -- 29.9%                      1     $   14,000,000      0.7%
30.0% -- 49.9%                      2         97,388,591      5.0
50.0% -- 54.9%                      9        291,456,992     14.9
55.0% -- 59.9%                      6         84,525,257      4.3
60.0% -- 64.9%                     18        122,806,788      6.3
65.0% -- 69.9%                     26        317,750,676     16.2
70.0% -- 74.9%                     19        476,159,757     24.3
75.0% -- 79.9%                     29        253,509,151     12.9
80.0% -- 80.3%                      8        303,685,059     15.5
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: 18.6%   Max.: 80.3%   Wtd. Avg.: 66.8%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                NO. OF       AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
Fully Amortizing                    1     $    3,610,369      0.2%
18.6% -- 24.9%                      1         14,000,000      0.7
25.0% -- 49.9%                     11        183,576,324      9.4
50.0% -- 59.9%                     28        469,393,571     23.9
60.0% -- 64.9%                     21        186,739,957      9.5
65.0% -- 69.9%                     27        320,701,027     16.4
70.0% -- 74.9%                     22        450,171,965     23.0
75.0% -- 82.1%                      7        333,089,059     17.0
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: 18.6%(1)   Max.: 82.1%   Wtd. Avg.: 64.1%(1)

(1)  Excludes Mortgage Loans that are fully amortizing.

DEBT SERVICE COVERAGE RATIOS

                                 NO. OF      AGGREGATE       % OF
                               MORTGAGE    CUT-OFF DATE      LOAN
                                 LOANS        BALANCE      GROUP 1
------------------------------------------------------------------
1.00x -- 1.19x                     33     $  485,213,030     24.7%
1.20x -- 1.24x                     32        296,086,773     15.1
1.25x -- 1.29x                     14        202,237,906     10.3
1.30x -- 1.34x                      6         55,412,280      2.8
1.35x -- 1.39x                      5        103,422,279      5.3
1.40x -- 1.49x                     10        129,941,965      6.6
1.50x -- 1.59x                      4        101,640,000      5.2
1.60x -- 1.69x                      6        267,883,119     13.7
1.70x -- 1.79x                      2        180,767,155      9.2
1.80x -- 1.89x                      2         16,525,000      0.8
2.00x -- 2.99x                      3        108,152,764      5.5
3.00x -- 3.09x                      1         14,000,000      0.7
------------------------------------------------------------------
TOTAL:                            118     $1,961,282,272    100.0%
==================================================================

Min.: 1.00x   Max.: 3.09x   Wtd. Avg.: 1.47x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut--off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

                              NO. OF     AGGREGATE       % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
$2,145,037 -- $2,999,999         4      $ 10,317,656      3.7%
$4,000,000 -- $4,999,999         2         8,860,759      3.2
$5,000,000 -- $7,499,999         5        30,639,020     11.0
$7,500,000 -- $9,999,999         5        43,201,743     15.5
$10,000,000 -- $14,999,999       5        60,196,561     21.7
$15,000,000 -- $19,999,999       3        48,418,776     17.4
$30,000,000 -- $39,500,000       2        76,385,000     27.5
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: $2,145,037   Max.: $39,500,000   Avg: $10,693,058

LOCATION

                               NO. OF       AGGREGATE      % OF
                              MORTGAGED   CUT-OFF DATE     LOAN
                             PROPERTIES      BALANCE     GROUP 2
----------------------------------------------------------------
Texas                             11      $ 91,151,615    32.8%
Nevada                             1        39,500,000    14.2
North Carolina                     1        36,885,000    13.3
Ohio                               2        29,508,617    10.6
California                         4        28,163,525    10.1
Arizona                            3        25,500,000     9.2
New York                           2        17,950,000     6.5
Indiana                            1         5,300,000     1.9
Minnesota                          1         4,060,759     1.5
----------------------------------------------------------------
TOTAL:                            26      $278,019,516   100.0%
================================================================

PROPERTY TYPE

                               NO. OF       AGGREGATE      % OF
                              MORTGAGED   CUT-OFF DATE     LOAN
                             PROPERTIES      BALANCE     GROUP 2
----------------------------------------------------------------
Multifamily                       26      $278,019,516    100.0%
----------------------------------------------------------------
TOTAL:                            26      $278,019,516    100.0%
================================================================

MORTGAGE RATE

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
5.504% -- 5.749%                12      $147,631,490     53.1%
5.750% -- 5.999%                 9        96,257,501     34.6
6.000% -- 6.249%                 3        16,963,525      6.1
6.250% -- 6.280%                 2        17,167,000      6.2
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: 5.504%   Max.: 6.280%   Wtd. Avg.: 5.787%

ORIGINAL TERM TO STATED MATURITY OR ARD

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
60 -- 83 months                  2      $ 29,508,617     10.6%
84 -- 99 months                  1        12,418,720      4.5
100 -- 120 months               23       236,092,179     84.9
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: 60 months   Max.: 120 months   Wtd. Avg.: 112 months

REMAINING TERM TO STATED MATURITY OR ARD

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
56 -- 59 months                  2      $ 29,508,617     10.6%
60 -- 79 months                  1        12,418,720      4.5
110 -- 118 months               23       236,092,179     84.9
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: 56 months   Max.: 118 months   Wtd. Avg.: 107 months

PREPAYMENT PROVISION SUMMARY

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
Lockout/Defeasance/Open         25      $266,469,516     95.8%
Lockout/GRTR 1% PMT
   or YM/Open                    1        11,550,000      4.2
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
29.3% -- 29.9%                   1      $  6,963,525      2.5%
50.0% -- 54.9%                   3        21,550,000      7.8
55.0% -- 59.9%                   1        15,000,000      5.4
60.0% -- 64.9%                   1         8,440,000      3.0
65.0% -- 69.9%                   2        45,612,000     16.4
70.0% -- 74.9%                   7        81,287,053     29.2
75.0% -- 79.9%                  10        86,748,218     31.2
80.0% -- 85.1%                   1        12,418,720      4.5
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: 29.3%   Max.: 85.1%   Wtd. Avg.: 70.1%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
22.9% -- 24.9%                   1      $  6,963,525      2.5%
25.0% -- 49.9%                   1         4,800,000      1.7
50.0% -- 59.9%                   6        51,167,125     18.4
60.0% -- 64.9%                   6        44,057,481     15.8
65.0% -- 69.9%                   6        97,016,048     34.9
70.0% -- 74.9%                   3        32,088,000     11.5
75.0% -- 83.0%                   3        41,927,337     15.1
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: 22.9%   Max.: 83.0%   Wtd. Avg.: 65.0%

DEBT SERVICE COVERAGE RATIOS

                              NO. OF      AGGREGATE      % OF
                             MORTGAGE   CUT-OFF DATE     LOAN
                               LOANS       BALANCE     GROUP 2
--------------------------------------------------------------
1.00x -- 1.19x                   8      $ 78,641,781     28.3%
1.20x -- 1.24x                   9        66,229,085     23.8
1.25x -- 1.29x                   2        13,250,125      4.8
1.30x -- 1.34x                   1         4,800,000      1.7
1.35x -- 1.39x                   1        36,885,000     13.3
1.40x -- 1.49x                   1        39,500,000     14.2
1.70x -- 1.79x                   1         5,200,000      1.9
1.80x -- 1.89x                   1        11,550,000      4.2
1.90x -- 1.99x                   1        15,000,000      5.4
2.00x -- 2.99x                   1         6,963,525      2.5
--------------------------------------------------------------
TOTAL:                          26      $278,019,516    100.0%
==============================================================

Min.: 1.00x   Max.: 2.22x   Wtd. Avg.: 1.34x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.Sec.Gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.Prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

                               ALL MORTGAGE LOANS

                                           NOV-07      NOV-08      NOV-09      NOV-10      NOV-11      NOV-12      NOV-13
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------

Lockout(4)(5)(6)(7) ..................       94.61%      93.80%      92.46%      70.15%      67.62%      68.73%      68.46%
Yield
   Maintenance(4)(5)(6)(7)(8)(9)(10)..        5.39        6.20        7.54       29.85       32.38       31.27       30.95
Open .................................        0.00        0.00        0.00        0.00        0.00        0.00        0.59
                                         ---------   ---------   ---------   ---------   ----------  ---------   ---------
Total ................................      100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
                                         =========   =========   =========   =========   =========   =========   =========
Total Beginning Balance as
   of the Cut-off Date
   (in millions)(11) .................   $2,239.30   $2,235.07   $2,230.12   $2,223.48   $2,214.44   $2,095.79   $2,068.87
                                         =========   =========   =========   =========   =========   =========   =========
Percent of Initial Balance ...........      100.00%      99.81%      99.59%      99.29%      98.89%      93.59%      92.39%
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------

                                           NOV-14      NOV-15      NOV-16     NOV-17    NOV-18    NOV-19    NOV-20    NOV-21
                                         ---------   ---------   ---------   -------   -------   -------   -------   -------

Lockout(4)(5)(6)(7) ..................       65.28%      64.85%      61.53%   100.00%   100.00%   100.00%   100.00%   100.00%
Yield
   Maintenance(4)(5)(6)(7)(8)(9)(10)..       34.72       35.15       35.18      0.00      0.00      0.00      0.00      0.00
Open ................................         0.00        0.00        3.29      0.00      0.00      0.00      0.00      0.00
                                         ---------   ---------   ---------   -------   -------   -------   -------   -------
Total ................................      100.00%     100.00%     100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                                         =========   =========   =========   =======   =======   =======   =======   =======
Total Beginning Balance as
   of the Cut-off Date
  (in millions)(11) ..................   $1,755.54   $1,729.54   $1,715.32   $ 62.51   $ 35.09   $ 33.69   $ 32.20   $ 30.62
                                         =========   =========   =========   =======   =======   =======   =======   =======
Percent of Initial Balance ...........       78.40%      77.24%      76.60%     2.79%     1.57%     1.50%     1.44%     1.37%
                                         ---------   ---------   ---------   -------   -------   -------   -------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  One hundred nineteen Mortgage Loans representing 67.8% of the Initial Pool
     Balance (94 Mortgage Loans representing 63.9% of the Group 1 Balance and 25
     Mortgage Loans representing 95.8% of the Group 2 Balance) are subject to an initial lockout period after which defeasance is permitted and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(5)  Nineteen Mortgage Loans representing 8.4% of the Initial Pool Balance (18
     Mortgage Loans representing 9.0% of the Group 1 Balance and one Mortgage
     Loan representing 4.2% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the
     Mortgage Loan subject to the greater of a yield maintenance charge or a 1%
     prepayment premium; and (c) thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(6)  Three Mortgage Loans representing 10.6% of the Initial Pool Balance (12.1%
     of the Group 1 Balance): (a) have an initial lockout period; (b) are then subject to a period where the related borrower has an option to prepay the
     Mortgage Loan subject to either a yield maintenance charge or defeasance;
     and (c) thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(7)  One Mortgage Loan representing 7.8% of the Initial Pool Balance (8.9% of the Group 1 Balance): (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where defeasance is permitted; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1%
     prepayment premium) or defeasance; and (d) thereafter becomes prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(8)  One Mortgage Loan representing 4.8% of the Initial Pool Balance (5.4% of the Group 1 Balance): (a) has no lockout period but permits prepayment for an initial period of time subject to the payment of a yield maintenance charge; (b) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge or defeasance and (c) thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(9)  One Mortgage Loan representing 0.6% of the Initial Pool Balance (0.7% of the Group 1 Balance) has no lockout period but permits prepayment for an initial period of time subject to the payment of the greater of a 1%
     prepayment premium or a yield maintenance charge and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(10) In respect of Mortgage Loans that give the related borrower the option of yield maintenance or defeasance, such Mortgage Loans are modeled as yield maintenance.

(11) Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

                           LOAN GROUP 1 MORTGAGE LOANS

                                           NOV-07      NOV-08      NOV-09      NOV-10      NOV-11       NOV-12      NOV-13
                                         ---------   ---------   ---------   ---------   ----------   ---------   ---------

Lockout(4)(5)(6)(7) ..................       93.84%      92.92%      91.40%      66.54%       63.67%      65.26%      65.62%
Yield
   Maintenance(4)(5)(6)(7)(8)(9)(10)..        6.16        7.08        8.60       33.46        36.33       34.74       34.38
Open .................................        0.00        0.00        0.00        0.00         0.00        0.00        0.00
                                         ---------   ---------   ---------   ---------   ----------   ---------   ---------
Total ................................      100.00%     100.00%     100.00%     100.00%      100.00%     100.00%     100.00%
                                         =========   =========   =========   =========   ==========   =========   =========
Total Beginning Balance as of the
   Cut-off Date (in millions)(11) ....   $1,961.28   $1,957.95   $1,954.05   $1,948.88   $ 1,941.65   $1,853.48   $1,829.18
                                         =========   =========   =========   =========   ==========   =========   =========
Percent of Initial Balance ...........      100.00%      99.83%      99.63%      99.37%       99.00%      94.50%      93.26%
                                         ---------   ---------   ---------   ---------   ----------   ---------   ---------

                                           NOV-14      NOV-15      NOV-16     NOV-17    NOV-18    NOV-19    NOV-20    NOV-21
                                         ---------   ---------   ---------   -------   -------   -------   -------   -------

Lockout(4)(5)(6)(7) ..................       60.93%      60.43%      58.83%   100.00%   100.00%   100.00%   100.00%   100.00%
Yield
   Maintenance(4)(5)(6)(7)(8)(9)(10)..       39.07       39.57       39.56      0.00      0.00      0.00      0.00      0.00
Open .................................        0.00        0.00        1.61      0.00      0.00      0.00      0.00      0.00
                                         ---------   ---------   ---------   -------   -------   -------   -------   -------
Total ................................      100.00%     100.00%     100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                                         =========   =========   =========   =======   =======   =======   =======   =======
Total Beginning Balance as of the
   Cut-off Date (in millions)(11) ....
                                         $1,530.59   $1,507.35   $1,496.03   $ 62.51   $ 35.09   $ 33.69   $ 32.20   $ 30.62
                                         =========   =========   =========   =======   =======   =======   =======   =======
Percent of Initial Balance ...........       78.04%     76.86%       76.28%     3.19%     1.79%     1.72%     1.64%     1.56%
                                         ---------   ---------   ---------   -------   -------   -------   -------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  Ninety-four Mortgage Loans representing 63.9% of the Group 1 Balance are subject to an initial lockout period after which defeasance is permitted and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(5)  Eighteen Mortgage Loans representing 9.0% of the Group 1 Balance and one
     Mortgage Loan: (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c)
     thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(6)  Three Mortgage Loans representing 12.1% of the Group 1 Balance: (a) have an initial lockout period; (b) are then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either a yield maintenance charge or defeasance; and (c) thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(7)  One Mortgage Loan representing 8.9% of the Group 1 Balance: (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where defeasance is permitted; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1% prepayment premium) or defeasance; and (d)
     thereafter becomes prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(8)  One Mortgage Loan representing 5.4% of the Group 1 Balance: (a) has no lockout period but permits prepayment for an initial period of time subject to the payment of a yield maintenance charge; (b) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge or defeasance and (c) thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(9)  One Mortgage Loan representing 0.7% of the Group 1 Balance has no lockout period but permits prepayment for an initial period of time subject to the payment of the greater of a 1% prepayment premium or a yield maintenance charge and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(10) In respect of Mortgage Loans that give the related borrower the option of yield maintenance or defeasance, such Mortgage Loans are modeled as yield maintenance.

(11) Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

                           LOAN GROUP 2 MORTGAGE LOANS

                                       NOV-07    NOV-08    NOV-09    NOV-10    NOV-11
                                      -------   -------   -------   -------   -------

Lockout(4)(5) .....................    100.00%   100.00%   100.00%    95.79%    95.77%
Yield Maintenance(4)(5)(6) ........      0.00      0.00      0.00      4.21      4.23
Open ..............................      0.00      0.00      0.00      0.00      0.00
                                      -------   -------   -------   -------   -------
Total .............................    100.00%   100.00%   100.00%   100.00%   100.00%
                                      =======   =======   =======   =======   =======
Total Beginning Balance as of the
   Cut-off Date (in millions)(7) ..   $278.02   $277.12   $276.06   $274.60   $272.78
                                      =======   =======   =======   =======   =======
Percent of Initial Balance ........    100.00%    99.68%    99.30%    98.77%    98.12%
                                      -------   -------   -------   -------   -------

                                       NOV-12    NOV-13    NOV-14    NOV-15   NOV-16
                                      -------   -------   -------   -------   -------

Lockout(4)(5) .....................     95.23%    90.12%    94.87%    94.80%    79.93%
Yield Maintenance(4)(5)(6) ........      4.77      4.82      5.13      5.20      5.27
Open ..............................      0.00      5.06      0.00      0.00     14.80
                                      -------   -------   -------   -------   -------
Total .............................    100.00%   100.00%   100.00%   100.00%   100.00%
                                      =======   =======   =======   =======   =======
Total Beginning Balance as of the
   Cut-off Date (in millions)(7)...   $242.31   $239.69   $224.95   $222.19   $219.28
                                      =======   =======   =======   =======   =======
Percent of Initial Balance ........     87.15%    86.21%    80.91%    79.92%    78.87%
                                      -------   -------   -------   -------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  Twenty-five Mortgage Loans representing 95.8% of the Group 2 Balance are subject to an initial lockout period after which defeasance is permitted and thereafter become prepayable without an accompanying prepayment premium or yield maintenance charge, prior to its maturity.

(5)  One Mortgage Loan representing 4.2% of the Group 2 Balance: (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) thereafter becomes prepayable without an accompanying prepayment premium or yield maintenance charge, prior to maturity.

(6)  In respect of Mortgage Loans that give the related borrower the option of yield maintenance or defeasance, such Mortgage Loans are modeled as yield maintenance.

(7)  Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

MORTGAGE LOAN BALLOON PAYMENTS RELATED TO SELECTED CLASSES*

MORTGAGE LOAN BALLON PAYMENTS RELATING TO CLASS A-1: 1-54 MONTHS

                                                                    % OF                  MORTGAGE
                                 MORTGAGE              CUT-OFF    INITIAL                   LOAN
                                   LOAN    PROPERTY     DATE        POOL    AMORTIZATION   BALANCE
PROPERTY NAME                     SELLER     TYPE      BALANCE    BALANCE       TYPE      PER UNIT
----------------------------------------------------------------------------------------------------

Hines Office Portfolio C(1) ...    BofA      Office  $54,650,000    2.4%   Interest Only     $203
----------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: ...............                      $54,650,000    2.4%
====================================================================================================

                                                                  REMAINING
                                               CUT-OFF  MATURITY   INTEREST  REMAINING
                                                 DATE     DATE       ONLY     TERM TO
                                 UNDERWRITTEN    LTV       LTV      PERIOD   MATURITY
PROPERTY NAME                        DSCR       RATIO     RATIO    (MONTHS)  (MONTHS)
--------------------------------------------------------------------------------------

Hines Office Portfolio C(1) ...      1.67x      53.8%     53.8%      54         54
--------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: ...............      1.67X      53.8%     53.8%      54         54
======================================================================================

(1)  The balloon principal payment for the Hines Office Portfolio C will pay both Class A-1 and Class A-2 with approximately $5,000,000 of such balloon principal payment to be paid to the Class A-1 and the remainder to be paid to the Class A-2.

MORTGAGE LOAN BALLON PAYMENTS RELATING TO CLASS A-2: 54-58 MONTHS

                                                                          % OF
                                    MORTGAGE                CUT-OFF     INITIAL
                                      LOAN     PROPERTY      DATE         POOL     AMORTIZATION
PROPERTY NAME                        SELLER      TYPE       BALANCE     BALANCE        TYPE
-----------------------------------------------------------------------------------------------

Hines Office Portfolio C(1) .....     BofA       Office   $54,650,000     2.4%    Interest Only
380 Lafayette Street ............     BofA       Retail    17,700,000     0.8     Interest Only
Wickes Furniture Store ..........     BofA       Retail     5,767,155     0.3     Interest Only
4085 Atlantic Avenue ............     BofA       Retail     1,883,025     0.1        Balloon
-----------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: .................                         $80,000,180     3.6%
===============================================================================================

                                                                                   REMAINING
                                    MORTGAGE                  CUT-OFF   MATURITY    INTEREST   REMAINING
                                      LOAN                      DATE      DATE        ONLY       TERM TO
                                     BALANCE   UNDERWRITTEN     LTV        LTV       PERIOD     MATURITY
PROPERTY NAME                       PER UNIT       DSCR        RATIO      RATIO     (MONTHS)    (MONTHS)
--------------------------------------------------------------------------------------------------------

Hines Office Portfolio C(1) .....    $  203        1.67x       53.8%      53.8%        54          54
380 Lafayette Street ............    $1,180        1.25x       66.3%      66.3%        55          55
Wickes Furniture Store ..........    $  135        1.78x       52.9%      52.9%        58          58
4085 Atlantic Avenue ............    $  327        1.16x       52.3%      49.3%       NAP          55
--------------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: .................                  1.57X       56.4%      56.4%        55          55
========================================================================================================

(1)  The balloon principal payment for the Hines Office Portfolio C will pay both Class A-1 and Class A-2 with approximately $5,000,000 of such balloon principal payment to be paid to the Class A-1 and the remainder to be paid to the Class A-2.

MORTGAGE LOAN BALLON PAYMENTS RELATING TO CLASS A-3: 78-81 MONTHS

                                                                          % OF
                                    MORTGAGE                 CUT-OFF     INITIAL
                                      LOAN     PROPERTY        DATE       POOL            AMORTIZATION
PROPERTY NAME                        SELLER      TYPE        BALANCE     BALANCE              TYPE
----------------------------------------------------------------------------------------------------------

Sawgrass Mills ..................     BofA      Retail    $132,647,059     5.9%         Interest Only
Arundel Mills ...................     BofA      Retail     128,333,334     5.7           IO, Balloon
Hines Office Portfolio B ........     BofA      Office      18,650,000     0.8          Interest Only
Gander Mountain Eden
   Prairie, MN ..................     BofA      Retail      10,764,173     0.5     Interest Only, Hyper Am
Berry Avenue Office -
   Colorado .....................     BofA      Office       3,092,410     0.1             Balloon
----------------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: .................                         $293,486,976    13.1%
==========================================================================================================

                                                                                   REMAINING
                                    MORTGAGE                  CUT-OFF   MATURITY    INTEREST   REMAINING
                                      LOAN                      DATE      DATE        ONLY       TERM TO
                                     BALANCE   UNDERWRITTEN     LTV        LTV       PERIOD     MATURITY
PROPERTY NAME                       PER UNIT       DSCR        RATIO      RATIO     (MONTHS)    (MONTHS)
--------------------------------------------------------------------------------------------------------

Sawgrass Mills ..................     $413         1.20x       80.0%      80.0%        80         80
Arundel Mills ...................     $298         1.08x       70.0%      66.7%        33         81
Hines Office Portfolio B ........     $203         1.67x       53.8%      53.8%        78         78
Gander Mountain Eden
   Prairie, MN ..................     $167         2.06x       60.0%      60.0%        81         81
Berry Avenue Office -
   Colorado .....................     $108         1.22x       60.6%      55.4%       NAP         81
--------------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: .................                  1.21X       73.0%      71.5%        59         80
========================================================================================================

MORTGAGE LOAN BALLON PAYMENTS RELATING TO CLASS A-SB: 58-110 MONTHS

                                                                        % OF
                                  MORTGAGE                CUT-OFF     INITIAL
                                    LOAN     PROPERTY      DATE         POOL    AMORTIZATION
PROPERTY NAME                      SELLER      TYPE       BALANCE     BALANCE       TYPE
--------------------------------------------------------------------------------------------

BJC Healthcare MOB I & II .....     BofA      Office    $14,597,270     0.7%      Balloon
310 Lafayette Avenue ..........     BofA      Office     12,847,000     0.6     IO, Balloon
--------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: ...............                         $27,444,270     1.3%
============================================================================================

                                                                                 REMAINING
                                  MORTGAGE                  CUT-OFF   MATURITY    INTEREST   REMAINING
                                    LOAN                      DATE      DATE        ONLY      TERM TO
                                   BALANCE   UNDERWRITTEN     LTV        LTV       PERIOD    MATURITY
PROPERTY NAME                     PER UNIT       DSCR        RATIO      RATIO     (MONTHS)   (MONTHS)
------------------------------------------------------------------------------------------------------

BJC Healthcare MOB I & II .....     $192         1.11x        79.7%     73.5%       NAP         68
310 Lafayette Avenue ..........     $171         1.25x        65.7%     63.4%        57         93
------------------------------------------------------------------------------------------------------
TOTAL/WTD.AVG.: ...............                  1.17X        73.1%     68.8%        57         80
======================================================================================================

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page. See also "YIELD AND
     MATURITY CONSIDERATIONS -- Weighted Average Lives" for definitions and information relating to the modeling assumptions.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS AND CROSS-COLLATERALIZED SETS OF MORTGAGE LOANS*

The following table and summaries describe the ten largest Mortgage Loans and
Cross-Collateralized Sets of Mortgage Loans in the Mortgage Pool by Cut-off Date
Balance:

 TEN LARGEST MORTGAGE LOANS AND CROSS-COLLATERALIZED SETS OF MORTGAGE LOANS BY
                              CUT-OFF DATE BALANCE*

                                                                % OF
                                  MORTGAGE       CUT-OFF      INITIAL
                                    LOAN           DATE         POOL    PROPERTY    LOAN
LOAN NAME                          SELLER        BALANCE      BALANCE     TYPE     GROUP
-------------------------------   --------   --------------   -------   --------   -------

Hines Office Portfolio(1) .....     BofA     $  237,250,000     10.6%    Office      1
Hilton Anatole ................     BofA        175,000,000      7.8     Hotel       1
Sawgrass Mills ................     BofA        132,647,059      5.9     Retail      1
Arundel Mills .................     BofA        128,333,334      5.7     Retail      1
La Jolla Executive Tower ......     BofA        106,750,000      4.8     Office      1
Lakeside Mall .................     BofA         95,000,000      4.2     Retail      1
Columbus Park Crossing ........     BofA         65,612,000      2.9     Retail      1
Scottsdale Spectrum ...........     BofA         64,403,445      2.9     Office      1
150 Broadway ..................     BofA         60,000,000      2.7     Office      1
East Market at Fair Lakes .....     BofA         40,800,000      1.8     Retail      1
                                             --------------     ----
TOTAL/WTD. AVG. ...............              $1,105,795,838     49.4%
                                             ==============     ====

                                      % OF
                                   APPLICABLE    CUT-OFF      LTV
                                      LOAN      DATE LTV   RATIO AT   UNDERWRITTEN   MORTGAGE
LOAN NAME                             GROUP       RATIO    MATURITY       DSCR         RATE
--------------------------------   ----------   --------   --------   ------------   --------

Hines Office Portfolio(1) ......      12.1%       53.8%      53.8%        1.67x       5.531%(2)
Hilton Anatole .................       8.9%       70.0%      70.0%        1.80x       5.545%(2)
Sawgrass Mills .................       6.8%       80.0%      80.0%        1.20x       5.820%
Arundel Mills ..................       6.5%       70.0%      66.7%        1.08x       6.140%
La Jolla Executive Tower .......       5.4%       80.3%      80.3%        1.29x       5.605%(2)
Lakeside Mall ..................       4.8%       32.3%      32.3%        3.00x       6.057%
Columbus Park Crossing .........       3.3%       67.3%      67.3%        1.39x       6.263%(2)
Scottsdale Spectrum ............       3.3%       74.1%      74.1%        1.40x       5.609%(2)
150 Broadway ...................       3.1%       58.1%      58.1%        1.55x       6.127%(2)
East Market at Fair Lakes ......       2.1%       79.2%      79.2%        1.20x       5.738%
                                                  ----       ----         ----        -----
TOTAL/WTD. AVG. ................                  65.2%      64.9%        1.59X       5.779%(2)

----------
(1)  Cross-Collateralized Set of Mortgage Loans.

(2)  Mortgage rate rounded to three decimal places.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Bank of America

LOAN PURPOSE:                 Acquisition

ORIGINAL PRINCIPAL BALANCE:   $237,250,000

FIRST PAYMENT DATE:           June 1, 2007

TERM / AMORTIZATION:          See footnote 1 / 0 months

INTEREST ONLY PERIOD:         See footnote 1

MATURITY DATE:                See footnote 1

EXPECTED MATURITY BALANCE:    $237,250,000

BORROWING ENTITIES:           Hines Johnson Ranch Corporate
                              Centre LP; Hines Olympus
                              Corporate Centre LP; Hines
                              Roseville Corporate Center LP;
                              Hines Sacramento Wells Fargo
                              Center LP; Hines Summit at
                              Douglas LP

INTEREST CALCULATION:         Actual / 360

CALL PROTECTION:              Lockout: 30 Payments

                              Yield Maintenance or Defeasance:
                              84 payments(2)

                              Open: 6 payments

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

(1)  This is a cross-collateralized portfolio consisting of three loans with different terms. All three loans are supported by all five of the Hines
     Office Portfolio Mortgaged Properties. The first loan, Hines Office
     Portfolio A, is a ten-year interest only loan in the amount of $163,950,000 maturing May 1, 2017. Hines Office Portfolio B is a seven-year interest only loan in the amount of $18,650,000 maturing May 1, 2014. Hines Office
     Portfolio C is a 5-year interest only loan in the amount of $54,650,000 maturing May 1, 2012.

(2)  This represent the Yield Maintenance or Defeasance period for Hines Office
     Portfolio A. Hines Office Portfolio B is Yield Maintenance or Defeasance
     for 48 payments, while Hines Office Portfolio C is Yield Maintenance or
     Defeasance for 24 payments.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $237,250,000

CUT-OFF DATE LTV:             53.8%

MATURITY DATE LTV:            53.8%

UNDERWRITTEN DSCR:            1.67x

MORTGAGE RATE(1):             5.531%
--------------------------------------------------------------------------------

(1)  Mortgage rate rounded to three decimal places and represents the blended rate for the crossed portfolio. The mortgage rate for Hines Office
     Portfolio A is 5.559%. The mortgage rate for Hines Office Portfolio B is
     5.513%. The mortgage rate for Hines Office Portfolio C is 5.455%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Suburban

LOCATION:                     Roseville and Sacramento,
                              California

YEAR BUILT/RENOVATED:         1992-2004 / NAP

NET RENTABLE SQUARE FEET:     1,166,590

CUT-OFF BALANCE PER SF:       $203

OCCUPANCY AS OF 04/27/2007:   91.8%

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Hines Interests Limited
                              Partnership

UNDERWRITTEN NET CASH FLOW:   $22,161,895

APPRAISED VALUE:              $441,240,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                             FINANCIAL INFORMATION

                                       FULL YEAR(1)    FULL YEAR   FULL YEAR(2)
                                       (12/31/2004)  (12/31/2005)  (12/31/2006)  UNDERWRITTEN
                                       ------------  ------------  ------------  ------------

Effective Gross Income ..............  $26,517,843   $ 33,314,619  $34,779,547   $36,842,356
Total Expenses ......................  $ 8,405,569   $ 11,478,294  $12,387,005   $13,088,822
Net Operating Income (NOI) ..........  $18,112,274   $ 21,836,325  $22,392,542   $23,753,535
Cash Flow (CF) ......................  $18,112,274   $ 21,836,325  $22,392,542   $22,161,895
DSCR on NOI .........................         1.36x          1.64x        1.68x         1.79x
DSCR on CF ..........................         1.36x          1.64x        1.68x         1.67x

(1)  Does not include full year financials for Summit at Douglas Ridge and
     Olympus.

(2)  The 2006 financials are represented by actual results for the period from
     January 1, 2006 through October 31, 2006 plus forecasted financial results for November and December 2006.

                             TENANT INFORMATION(1)

                                                RATINGS        TOTAL      % OF
TOP TENANTS                               FITCH/MOODY'S/S&P  TENANT SF  TOTAL SF
----------------------------------------  -----------------  ---------  --------

Kronick Moskovitz Tiederman & Girard....      Not Rated        51,665      4.4%
Wells Fargo Bank .......................      AA/Aa1/AA+       45,247      3.8
Weintraub Genshlea Chediak .............      Not Rated        44,900      3.8
Centex Homes ...........................     BBB/Baa2/BBB      42,790      3.7
Prudential Insurance, Inc. .............       A/A3/A+         39,162      3.4
                                                              -------     ----
TOTAL ..................................                      223,764     19.2%

                                            RENT    POTENTIAL  % POTENTIAL     LEASE
TOP TENANTS                                PER SF     RENT        RENT      EXPIRATION
----------------------------------------  -------  ----------  -----------  ----------

Kronick Moskovitz Tiederman & Girard....  $ 32.87  $1,698,380      5.3%     05/20/2011(2)
Wells Fargo Bank .......................  $ 33.13   1,498,910      4.7      01/31/2012
Weintraub Genshlea Chediak .............  $ 32.40   1,454,760      4.5      01/15/2012
Centex Homes ...........................  $ 25.44   1,088,578      3.4      08/31/2009(3)
Prudential Insurance, Inc. .............  $ 28.44   1,113,767      3.5      08/31/2010
                                                   ----------     ----
TOTAL ..................................           $6,854,396     21.3%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Kronick Moskovitz combined has four office suites. 41,484 square feet of space expire May 20, 2011 and the remaining 10,181 square feet expire on
     August 31, 2017.

(3)  Centex Homes combined has 13 office suites. 34,206 square feet of space expire on August 31, 2009 and 8,584 square feet expire on May 31, 2010.

PROPERTY INFORMATION

                                     ALLOCATED                    BUILDING    % OF      NO. OF
PROPERTY                         PRINCIPAL BALANCE  YEAR BUILT      SF      TOTAL SF  BUILDINGS  OCCUPANCY     LOCATION
-------------------------------  -----------------  -----------  ---------  --------  ---------  ---------  --------------

Wells Fargo Center ............     $125,400,000        1992       501,892    43.0         1        97.1%   Sacramento, CA
Summit at Douglas Ridge .......     $ 33,750,000        2004       185,121    15.9         2        81.0%   Roseville, CA
Olympus .......................     $ 29,850,000        1992       190,729    16.3         4        84.2%   Roseville, CA
Johnson Ranch .................     $ 28,100,000        1992       177,430    15.2%        4        90.8%   Roseville, CA
Roseville Corporate Center ....     $ 20,150,000        1999       111,418     9.6         1       100.0%   Roseville, CA
                                                                 ---------   -----       ---
TOTAL .........................                                  1,166,590   100.0%       12

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                        PERCENTAGE LEASED INFORMATION(1)

                                                                              UNDERWRITTEN
PROPERTY                          2003    2004     2005     2006   2007 (2)     RENT ROLL
------------------------------   -----   ------   ------   -----   --------   ------------

Wells Fargo Center ...........   94.3%    94.8%    97.4%   86.8%    97.1%         96.7%
Summit at Douglas Ridge ......    NAP      NAP     84.0%   81.9%    81.0%         81.0%
Olympus ......................   83.6%    81.0%    98.3%   90.1%    84.2%         84.2%
Johnson Ranch ................   94.0%    88.1%    97.6%   83.0%    90.8%         93.6%
Roseville Corporate Center ...   98.0%   100.0%   100.0%   83.4%   100.0%        100.0%

(1)  Based on CoStar.

(2)  Based on Borrower rent roll dated April 27, 2007.

                        TOTAL GROSS RENT PSF INFORMATION

                                                            UNDERWRITTEN
PROPERTY                          2004     2005     2006      RENT ROLL
------------------------------   ------   ------   ------   ------------
Wells Fargo Center ...........   $31.38   $32.97   $33.50      $33.16
Summit at Douglas Ridge ......     NAP    $12.68   $18.96      $30.16
Olympus ......................     NAP    $24.15   $23.49      $26.42
Johnson Ranch ................   $21.58   $21.72   $22.18      $25.87
Roseville Corporate Center ...   $26.12   $26.71   $27.38      $27.16

                              NET OPERATING INCOME

PROPERTY                             2003          2004           2005          2006        2007(2)
------------------------------   -----------   -----------    -----------   -----------   -----------

Wells Fargo Center ...........   $11,714,558   $12,474,221    $12,801,538   $12,888,230   $10,514,380
Summit at Douglas Ridge ......        NAP         NAP         $ 1,322,834   $ 1,952,903   $ 2,466,865
Olympus ......................        NAV      $   827,840(1) $ 3,060,491   $ 2,811,252   $ 2,484,380
Johnson Ranch ................   $ 2,251,984   $ 2,760,442    $ 2,641,254   $ 2,573,679   $ 2,345,345
Roseville Corporate Center ...   $ 2,091,698   $ 2,049,771    $ 2,010,208   $ 2,166,478   $ 1,829,690

(1)  Represents partial year financials.

(2)  Represents Annualized NOI from April 18, 2007 through June 30, 2007 property financials.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING         SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -------------   ---------   --------   ----------   -------------   ----------

2007 .............         33          110,802      9.5%       110,802         9.5%      $3,107,753
2008 .............         31          105,655      9.1        216,457        18.6%      $3,026,857
2009 .............         51          176,543     15.1        393,000        33.7%      $5,010,819
2010 .............         28          156,990     13.5        549,990        47.1%      $4,807,777
2011 .............         26          116,993     10.0        666,983        57.2%      $3,632,413
2012 .............         26          190,609     16.3        857,592        73.5%      $6,059,884
2013 .............          6           51,404      4.4        908,996        77.9%      $1,510,795
2014 .............         12           59,522      5.1        968,518        83.0%      $2,025,850
2015 .............          1           16,587      1.4        985,105        84.4%      $  587,180
2017 .............          6           68,941      5.9      1,054,046        90.4%      $2,389,716
2025 .............          9           18,971      1.6      1,073,017        92.0%              --
Vacant ...........         --           93,573      8.0      1,166,590       100.0%              --
                          ---        ---------    -----
TOTAL ............        229        1,166,590    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                         SUMMARY OF SIGNIFICANT TENANTS

o    KRONICK MOSKOVITZ TIEDERMAN & GIRARD (not rated) occupies 51,665 square feet (4.4% of square feet, 4.7% of income) in the Wells Fargo Corporate
     Center under four leases expiring between May 20, 2011 and August 31, 2017 with two 5-year renewal options remaining at 95% of the then fair market rent. The leases provide for a current weighted average rent of $32.87 per square foot with rate increases of $0.24 per square foot every three years.
     Kronick Moskovitz Tiedemann & Girard was established in 1959 focusing on water and water-related resource law. Approximately, 52 Tiederman & Girard attorneys collectively represent school and community college districts, water districts, cities, counties, local and state government agencies, special districts, joint powers authorities and joint powers insurance authorities, landowners, wineries, private individuals, small to mid-sized businesses and publicly traded companies. Areas of practice include business, construction, education, employment and labor, energy, environmental, insurance coverage, litigation, municipal and public agency, nonprofit, public finance, real estate, special education and water.

o    WELLS FARGO BANK (NYSE: "WFC") (rated "AA" by Fitch, "Aa1" by Moody's and
     "AA+" by S&P) occupies 45,247 square feet (3.8% of square feet, 4.3% of income) in the Wells Fargo Corporate Center under three 20-year leases and one 11-year lease expiring January 31, 2012. The lease provides for a current rent of $33.13 per square foot for the office space with annual rate increases of $0.60 per square foot. Wells Fargo & Company, through its subsidiaries, provides banking and financial products and services in the
     United States. Wells Fargo Bank operates in three segments: Community
     Banking, Wholesale Banking and Wells Fargo Financial. As of March 24, 2007,
     Wells Fargo Bank provided its services through approximately 6,000 branches. Wells Fargo Bank was founded in 1929 and is headquartered in San
     Francisco, California. According to year end financial reports dated
     December 31, 2006, Wells Fargo Bank reported gross revenue of $48.0 billion, net income of $8.48 billion and stockholder equity of $45.88 billion.

o    WEINTRAUB GENSHLEA CHEDIAK (not rated) occupies 44,900 square feet (3.8% of square feet, 4.3% of income) in the Wells Fargo Corporate Center under two
     20-year leases expiring December 30, 2011 with two 5-year renewal options at 100% of the then fair market rent. The leases provide for a current rent of $32.40 per square foot with annual rate increases of $0.60 per square foot. Founded in 1978, the 30 attorneys at Weintraub Genshlea Chediak specialize in corporate transactional work, real estate transactional work and business litigation. Recognized nationally for their expertise,
     Weintraub Genshlea Chediak has a strong regional presence and experience representing clients throughout California. Clients range from national institutional entities to regional businesses and individuals with personal legal needs.

o    CENTEX HOMES (rated "BBB" by Fitch, "Baa2" by Moody's and "BBB" by S&P)
     occupies 42,790 square feet (3.7% of square feet, 3.1% of income) in the
     Johnson Ranch under 13 leases expiring between August 31, 2009 and May 31,
     2010 with one 5-year renewal option at the then fair market rate. The leases provide for a current rent of $25.44 per square foot with annual rate increases of $0.36 per square foot. Centex Homes, the main homebuilding subsidiary of Centex Corporation, builds in approximately 700 neighborhoods in more than 80 markets in 25 states throughout the United
     States; operating most heavily in the South Central, Southeast and
     Mid-Atlantic regions. Centex Homes is one of the largest homebuilders in the United States, with more than 35,000 single-family, detached homes constructed annually. House prices range from about $76,000 to $1.8 million; with an average of $307,000.

o    PRUDENTIAL INSURANCE, INC. (NYSE: "PRU") (rated "A" by Fitch, "A3" by
     Moody's and "A+" by S&P) occupies 39,162 square feet (3.4% of square feet,
     3.2% of income) in the Roseville Corporate Center under an 11-year lease expiring August 31, 2010 with one 5-year renewal option at the then fair market rate. The lease provides for a current rent of $28.44 per square foot for the first year, increasing to $29.04 per square foot for the second year and $0.60 per square foot annually thereafter. Prudential
     Financial, Inc., through its subsidiaries, provides various financial products and services to both retail and institutional clients in the
     United States and in over 30 countries. Principal products and services provided include life insurance, annuities, mutual funds, pension and retirement related investments, administration and asset management, and commercial and residential real estate in many areas of the United States.
     Prudential Insurance, Inc. is composed of hundreds of subsidiaries and holds more than $1.9 trillion of life insurance. Prudential Insurance, Inc.
     operates in three divisions: Insurance, Investment, and International
     Insurance and Investments. Prudential Insurance, Inc. was founded in 1875 and is headquartered in Newark, New Jersey. According to year end financial reports dated December 31, 2006, Prudential Insurance, Inc. reported gross revenue of $32.49 billion, net income of $3.43 billion and $22.89 billion stockholder equity.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Hines Office Portfolio Mortgage Loan is a $237.25 million cross-collateralized and cross-defaulted pool of three mortgage loans
     (Hines Office Portfolio A, Hines Office Portfolio B and Hines Office
     Portfolio C) with various maturities (May 1, 2017, May 1, 2014 and May 1,
     2012, respectively) secured by five properties containing 12 multi-story class "A" office buildings in the Sacramento, California metropolitan statistical area. The Hines Office Crossed Portfolio Mortgage Loan is interest only for the entire loan terms and accrues interest at an annual blended rate, rounded to three decimal places, of 5.531%.

THE BORROWER:

o    The Hines Office Portfolio Borrowers, Hines Johnson Ranch Corporate Centre
     LP, Hines Roseville Corporate Centre LP, Hines Summit at Douglas LP, Hines
     Olympus Corporate Center LP and Hines Sacramento Wells Fargo Center LP,
     each Delaware limited partnerships, are single purpose bankruptcy remote entities with at least two independent directors in which a non-consolidation opinion has been issued by the Borrowers' legal counsel.
     Equity ownership in each of the Hines Office Portfolio Borrowers is held by
     Hines CF Sacramento Partners LP, a Delaware limited partnership (99.9%
     each) and Hines Johnson Ranch Corporate Center GP LLC, Hines Roseville
     Corporate Center GP LLC, Hines Summit at Douglas GP LLC, Hines Olympus
     Corporate Center GP LLC, and Hines Sacramento Wells Fargo Center GP LLC
     (0.1% each respectively). Ultimate ownership is held by Hines-Sumisei US
     Core Office Properties, LP (79.7%), other investors (20%), Hines US Core
     Office Capital Associates IX LP (0.2%) and Hines CF Sacramento Partners GP
     LLC (0.1%).

o    The sponsor is Hines-Sumisei US Core Office Properties, LP. Headquartered
     in Houston, Texas, Hines-Sumisei US Core Office Properties is a fully integrated real estate investment and management firm founded in 1957 and is owned and controlled by Gerald D. Hines and his son Jeffrey C. Hines.
     Hines-Sumisei US Core Office Properties and its affiliates currently have approximately 2,900 employees located in its offices in 67 cities in the
     United States and in 15 other countries. Hines-Sumisei US Core Office
     Properties portfolio of projects completed, underway, acquired and managed for third parties consists of more than 950 properties including skyscrapers, premier corporate headquarters, mixed-use centers, industrial parks, medical facilities, and master-planned resort and residential communities. Hines-Sumisei US Core Office Properties currently controls assets valued in excess of $16.0 billion.

THE PROPERTY:

o    The Hines Office Portfolio Mortgaged Property consists of a fee simple interest in five separate properties containing ten multi-story office buildings that contain 1,166,590 net rentable square feet situated on 50.2 acres.

o    The Hines Office Portfolio Mortgaged Property is 91.8% occupied by 175 tenants. The five largest tenants, Kronick Moskovitz Tiederman & Girard,
     Wells Fargo Bank, Weintraub Genshlea Chediak, Centex Homes and Prudential
     Insurance, Inc., represent 19.2% of the net rentable square feet.

o    The Hines Office Portfolio Borrower is generally required at its sole cost and expense to keep the Hines Office Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Hines Office Portfolio Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, Hines Office Portfolio Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to $206,250 (as adjusted to reflect increases in the Consumer
     Price Index (as defined in the related loan agreement)).

o    There is currently no program for the renovation, improvement or development of the Hines Office Portfolio Mortgaged Properties.

PROPERTY MANAGEMENT:

o    The Hines Office Portfolio Mortgaged Property is managed by Hines Interests
     Limited Partnership, a sponsor related entity headquartered in Houston,
     Texas currently managing over 950 properties valued at $16.0 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                             ADDITIONAL INFORMATION

COLLATERAL RELEASE, SUBSTITUTION AND/OR ADDITION:

o    Prior to the anticipated repayment date, the Hines Office Portfolio
     Borrower may obtain the release of one or more, but not all, of the individual properties (each a "Release Property") from the lien of the
     Hines Office Portfolio Mortgaged Property subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred and is continuing; (ii) the Hines Office Portfolio Borrower prepay or defease a portion of the Hines Office Portfolio Mortgage Loan equal to 100% of the first $83,037,500 prepaid or defeased (and in accordance with the requirements for partial defeasance in the related loan documents) for any Released Property and then, once $83,037,500 has been repaid, 110% of the remaining amount allocated to the respective Release
     Property or Release Properties; and (iii) the Hines Office Portfolio
     Borrower pay the mortgagee a prepayment premium or provide appropriate defeasance collateral as described in the loan documents.

o    Prior to the anticipated repayment date, the substitution of one of the individual parcels defined in the related loan agreement constituting the
     Hines Office Portfolio Mortgaged Property (each a "Release Property") for another property of like kind and quality that is acquired by the Hines
     Office Portfolio Borrower (a "Substitute Property"), in conjunction with a
     Release Property release, is permitted subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred and is continuing; (ii) the allocated loan amounts of all
     Release Properties must not represent more than 30% of the original principal balance of the Hines Office Portfolio Mortgage Loan prior to a proposed substitution; (iii) the mortgagee must receive evidence, that is reasonably acceptable to the mortgagee, that the Substitute Property is of similar quality and size and has similar occupancy and tenant credit quality as the Release Property; (iv) the mortgagee must receive an appraisal, reasonably acceptable to the mortgagee, showing a value for the
     Substitute Property equal to or greater than the value of the Release
     Property; (v) the debt service coverage ratio of the Substitute Property
     (as calculated utilizing the trailing 12 month performance of the
     Substitute Property) must equal or be greater than the debt service coverage ratio of the entire Hines Office Portfolio Mortgaged Property (as calculated utilizing the trailing 12 month performance of the Release
     Property and the remaining Individual Properties) immediately prior to the substitution; and (vi) the mortgagee must receive confirmation from the rating agencies that the release and substitution will not result in a qualification, downgrade or withdrawal of the ratings issued, or to be issued, in connection with a securitization involving the Hines Office
     Portfolio Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             HINES OFFICE PORTFOLIO

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

LOAN PURPOSE:                    Refinance

ORIGINAL NOTE A-2 PRINCIPAL      $175,000,000
   BALANCE(1):

FIRST PAYMENT DATE:              July 1, 2007

TERM/AMORTIZATION:               120/0 months

INTEREST ONLY PERIOD:            120 months

MATURITY DATE:                   June 1, 2017

EXPECTED NOTE A-2 MATURITY       $175,000,000
   BALANCE(1):

BORROWING ENTITY:                Anatole Partners III, L.L.C.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 37
                                 payments
                                 GRTR 1% PPMT or Yield
                                 Maintenance or Defeasance:
                                 77 payments
                                 Open: 6 payments

ENVIRONMENTAL ESCROW:            $200,000

PARI PASSU DEBT:                 Note A-1 - $175,000,000

UNSECURED DEBT:                  $20,000,000

FUTURE MEZZANINE DEBT:           Yes

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  The $350,000,000 Hilton Anatole Pari Passu Whole Loan has been split into two pari passu notes: the $175,000,000 Note A-2 (included in the Trust
     Fund) and the $175,000,000 Note A-1 (not included in the Trust Fund).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE          $350,000,000
   BALANCE:

NOTE A-1 CUT-OFF DATE BALANCE:   $175,000,000

NOTE A-2 CUT-OFF DATE BALANCE:   $175,000,000

CUT-OFF DATE LTV(1)(2):          70.0%

MATURITY DATE LTV(1):            70.0%

UNDERWRITTEN DSCR(1):            1.80x

MORTGAGE RATE(3):                5.545%
--------------------------------------------------------------------------------

(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-2 (included in the Trust Fund) and the Note A-1 (not included in the
     Trust Fund).

(2)  Based on an "as-is" value. Based on an "as-stabilized" value of
     $580,000,000 as of March 14, 2009 the Cut-off Date LTV is 60.3%.

(3)  Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Hotel

PROPERTY SUB-TYPE:               Full Service

LOCATION:                        Dallas, Texas

YEAR BUILT/RENOVATED:            1979/2007

NO. OF KEYS:                     1,606

CUT-OFF BALANCE PER KEYS(1):     $217,933

OCCUPANCY AS OF 03/31/2007:      63.0%

OWNERSHIP INTEREST:              Fee/Leasehold

PROPERTY MANAGEMENT:             Hilton Hotels Corporation

UNDERWRITTEN NET CASH FLOW:      $35,372,381

APPRAISED VALUE:                 $500,000,000
--------------------------------------------------------------------------------

(1)  Calculated based on the aggregate Cut-off Date principal balance of the
     Note A-2 (included in the Trust Fund) and the Note A-1 (not included in the
     Trust Fund).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

                            FINANCIAL INFORMATION(1)

                                                                       TRAILING
                                        FULL YEAR      FULL YEAR      12 MONTHS
                                       (12/31/2005)   (12/31/2006)   (03/31/2007)   UNDERWRITTEN
                                       ------------   ------------   ------------   ------------

Effective Gross Income .............   $111,340,000   $120,231,000   $121,457,049   $125,074,041
Total Expenses .....................   $ 73,603,000   $ 79,750,000   $ 80,642,821   $ 83,105,959
Net Operating Income (NOI) .........   $ 37,737,000   $ 40,481,000   $ 40,814,228   $ 41,968,083
Cash Flow (CF) .....................   $ 31,870,000   $ 34,152,000   $ 34,399,376   $ 35,372,381
DSCR on NOI ........................           1.92x          2.06x          2.07x          2.13x
DSCR on CF .........................           1.62x          1.74x          1.75x          1.80x

(1)   Calculated based on the aggregate Cut-off Date principal balance of the
      Note A-2 (included in the Trust Fund) and the Note A-1 (not included in the Trust Fund).

                             OPERATIONAL STATISTICS

                                                             TRAILING
                                                            12 MONTHS
                                         2005      2006    (03/31/2007)   UNDERWRITTEN
                                       -------   -------   ------------   -------------

Average Daily Rate (ADR) ...........   $135.11   $137.17        $142.81      $152.50
Occupancy ..........................      58.2%     65.7%          63.0%        63.0%
RevPAR .............................   $ 78.57   $ 90.08        $ 89.90      $ 96.08
RevPAR Penetration Rate(1) .........    109.21%   111.20%        103.60%         NAP

(1)  RevPAR Penetration Rate is based on the Smith Travel Research report for
     March 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Hilton Anatole Pari Passu Whole Loan is a $350.0 million, ten-year interest only loan secured by a first mortgage on a full service luxury hotel containing 1,606 keys located in Dallas, Dallas County, Texas. The
     Hilton Anatole Pari Passu Whole Loan is part of a split loan structure evidenced by two pari passu notes referred to as the Hilton Anatole Pari
     Passu Note A-2 (which is included in the Trust Fund and represents the
     Hilton Anatole Mortgage Loan) and the Hilton Anatole Pari Passu Note A-1
     (which is not included in the Trust Fund). The Hilton Anatole Pari Passu
     Note A-2 Mortgage Loan is interest only for the entire loan term, matures on June 1, 2017 and interest accrues at an annual interest rate, rounded to three decimal places, of 5.545%.

THE BORROWER:

o    The Hilton Anatole Borrower, Anatole Partners III, L.L.C., is a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Hilton Anatole
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity interest in the Hilton Anatole Borrower (100.0%) is held by Dallas Market
     Center Development Company, Ltd. having DMC Devco, Inc. as general partner and Michelle A. Dreyer and Suzanne M. Hay as springing members and springing managers of the Hilton Anatole Borrower. The sole limited partners of Dallas Market Center Development Company, Ltd. are Billingsley
     Aberdeen Partners, Ltd., Robert T. Crow and the Crow Family Partnership,
     L.P.

o    Crow Holdings is a diversified group of entities that owns and directs the investments of the Trammell Crow family and its investment partners. Crow
     Holdings was founded in the late 1940's by Trammell Crow and has been an active investor in industrial, office, retail, land, hotel and residential real estate businesses in the United States, Europe and South America.

THE PROPERTY:

o    The Hilton Anatole Mortgaged Property consists of two 12-story (Atrium I and II) and one 27-story (Tower) guestroom structures connected by a series of common areas. The structures are situated on a 52.08 acre site (17.27 acres ground leased and 34.81 acres owned fee simple) with parking for
     2,657 vehicles.

o    The full service hotel contains 1,606 guest rooms which consist of 507
     Kings, 889 Double/Doubles, 82 Queens and 128 Suites. Guest room amenities include high speed internet service, on-demand television and entertainment, two-line speaker phone with voice mail and data port, desk with task lighting and an in-room safe.

o    The facility features nine food and beverage outlets located throughout the hotel, 333,400 square feet of flexible meeting space, 11,300 square feet of retail stores, a 24-hour business center, two indoor pools, and the Anatole
     Sculpture Park featuring a lagoon, croquet lawn, children's pool and adult lap pool. Also, available to the hotel guests, is the adjacent Verandah
     Club & Spa, an 80,000 square feet health, fitness center and spa, and the free standing 128,595 square feet Trinity Exhibition Hall, which contains a multi-use room (45,000 square feet), an Exhibit Hall (73,000 square feet)
     and a pre-function area (10,595 square feet).

o    The Hilton Anatole Mortgaged Property is located in the Dallas Market
     Center and two miles northwest of the central business district. The Hilton
     Anatole benefits from a prominent location in the city's renowned Design
     District, across from the Dallas Market Center, the world's largest wholesale market, Dallas Market Hall, Dallas Trade Mart, International
     Floral & Gift Center and the Dallas World Trade Center, a 4.7 million square-foot business shopping center. The Hilton Anatole Mortgaged Property is also proximate to the recently expanded Dallas Convention Center,
     Southwest Medical District and the concentration of employment centers in the immediate area.

o    The Hilton Anatole Borrower is generally required at its sole cost and expense to keep the Hilton Anatole Hotel Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Hilton Anatole Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that subsequent to the expiration of the insurance policies in effect as of the closing date of the Hilton Anatole Whole Loan, the Hilton
     Anatole Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to $300,000 per annum.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

PROPERTY MANAGEMENT:

o    The Hilton Anatole Mortgaged Property is managed by Hilton Hotels
     Corporation. Hilton Hotels Corporation engages in the ownership, management, and development of hotels, resorts, and timeshare properties, as well as in the franchising of lodging properties in the United States and internationally. Hilton Hotels operates its hotels under the brand names, "Hilton", "Hilton Garden Inn", "Doubletree", "Embassy Suites",
     "Homewood Suites by Hilton", "Hampton", "Waldorf-Astoria", and "Conrad". As
     of March 31, 2007, Hilton Hotels Corporation had 2,838 hotels with a total of 483,090 rooms. Hilton Hotels Corporation was founded in 1946 and is based in Beverly Hills, California. Based on year-end December 31, 2006 financial statements, Hilton Hotels Corporation had annual revenue of
     $8.162 billion and net income of $572.0 million, liquidity of $431.0 million and net worth of $3.727 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    An unsecured loan from Hilton Hotels Corporation in the amount of
     $20,000,000 which is not included in the Trust Fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Hilton Anatole Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and each rating agency;
     (d) the amount of such mezzanine loan, when added to the outstanding principal balance of the Hilton Anatole Mortgage Loan, must neither result in a loan-to-value ratio greater than 80% nor a debt service coverage ratio that is equal to or less than the debt service coverage ratio in effect as of the closing date of the Hilton Anatole Mortgage Loan; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Hilton Anatole Mortgage Loan.

COLLATERAL RELEASE:

o    The Hilton Anatole Borrower has the right to cause the release of the portion of the Hilton Anatole Mortgaged Property identified in the related loan documents as the "Trinity Tract", subject to the satisfaction of certain conditions, including, but not limited to: (i) the Trinity Tract is transferred to an unaffiliated third party; (ii) such release must not occur on a date that is within the period commencing 30 days prior to and terminating 30 days after the securitization of the Hilton Anatole Mortgage
     Loan; and (iii) the debt service coverage ratio of Hilton Anatole Mortgaged
     Property after giving effect to such release will not be less than 1.60x
     (based upon (A) the net operating income reflected in the financial statements for the Hilton Anatole Mortgaged Property prepared by Hilton
     Hotels Corporation or any replacement qualified manager and (B) the actual interest only debt service).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 HILTON ANATOLE

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                              Bank of America

LOAN PURPOSE:                             Refinance

ORIGINAL NOTE A-3 PRINCIPAL BALANCE(1):   $132,647,059

FIRST PAYMENT DATE:                       August 1, 2007

TERM/AMORTIZATION:                        84/0 months

MATURITY DATE:                            July 1, 2014

EXPECTED MATURITY BALANCE:                $132,647,059

BORROWING ENTITIES:                       Sawgrass Mills Phase II
                                          Limited Partnership;
                                          Sawgrass Mills Phase III
                                          Limited Partnership;
                                          Sawgrass Mills Phase IV,
                                          L.L.C.; Sunrise Mills (MLP)
                                          Limited Partnership

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance:
                                          77 payments
                                          Open: 7 payments

PARI PASSU DEBT:                          $687,352,941 senior pari passu Notes

SUBORDINATE DEBT:                         $30,000,000 in subordinate notes

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

(1)  The  $850,000,000  Sawgrass  Mills Whole Loan has been split into  multiple senior  pari  passu  notes  with  an  aggregate  Cut-off  Date  balance  of
     $820,000,000,  $132,647,059  of which will be  included  in the trust (Note
     A-3), and multiple subordinate notes with an aggregate Cut-off Date Balance of $30,000,000.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:          $850,000,000

NOTE A-3 CUT-OFF DATE BALANCE:            $132,647,059

OTHER SENIOR PARI PASSU NOTES CUT-OFF
   DATE BALANCE:                          $687,352,941

SUBORDINATED NOTES CUT-OFF DATE BALANCE:  $30,000,000

CUT-OFF DATE LTV(1):                      80.0%

MATURITY DATE LTV(1):                     80.0%

UNDERWRITTEN DSCR(1):                     1.20x

MORTGAGE RATE:                            5.820%
--------------------------------------------------------------------------------

(1)  Calculated  based on the  combined  senior  pari passu notes with a Cut-off
     Date balance of $820,000,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                            Retail

PROPERTY SUB-TYPE:                        Anchored

LOCATION:                                 Sunrise, Florida

YEAR BUILT/RENOVATED:                     1990/2006

NET RENTABLE SQUARE FEET:                 1,985,319(1)

CUT-OFF BALANCE PER SF:                   $413(2)

OCCUPANCY AS OF 06/21/2007:               98.6%

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Simon Management Associates II, LLC

UNDERWRITTEN NET CASH FLOW:               $57,968,003

APPRAISED VALUE:                          $1,025,000,000
--------------------------------------------------------------------------------

(1)  Total square footage of the mall is 2,267,093, of which 1,985,319 serves as collateral for the Sawgrass Mills Whole Loan.

(2)  Calculated  based on the  combined  senior  pari passu notes with a Cut-off
     Date balance of $820,000,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

                              FINANCIAL INFORMATION

                                     FULL YEAR          FULL YEAR
                                   (12/31/2005)       (12/31/2006)       UNDERWRITTEN
                                 ----------------   ----------------   ----------------

Effective Gross Income .......     $70,012,427        $76,438,107        $87,617,479
Total Expenses ...............     $27,423,239        $31,464,494        $28,145,597
Net Operating Income (NOI) ...     $42,589,188        $44,973,613        $59,471,882
Cash Flow (CF) ...............     $42,589,188        $44,973,613        $57,968,003
DSCR on NOI(1) ...............            0.88x              0.93x              1.23x
DSCR on CF(1) ................            0.88x              0.93x              1.20x

(1)  Calculated based on the combined senior pari passu notes with a Cut-off
     Date balance of $820,000,000.

                              TENANT INFORMATION(1)

                                   RATINGS            TOTAL         % OF
TOP TENANTS                   FITCH/MOODY'S/S&P     TENANT SF     TOTAL SF   RENT PSF
--------------------------   -------------------   -----------   ---------   ---------

Wannado ..................        Not Rated          113,567        5.0%       $15.80
Burlington Coat Factory ..         CCC+/B3/B         111,324        4.9        $ 6.00
JC Penney ................      BBB/Baa3/BBB-        103,487        4.6        $ 5.90
Regal Cinemas ............       B-/ B2/ BB-          89,591        4.0        $15.47
                                                     -------       ----
TOTAL ....................                           417,969       18.4%

                              POTENTIAL   % POTENTIAL                    LEASE
TOP TENANTS                     RENT         RENT        SALES PSF    EXPIRATION
--------------------------   ----------   -----------   -----------   -----------

Wannado ..................   $1,794,359       3.7%      $     51      05/31/2024
Burlington Coat Factory ..      667,944       1.4       $    269      12/31/2008
JC Penney ................      610,573       1.3       $    164      06/30/2009
Regal Cinemas ............    1,385,973       2.9       $369,972(2)   05/31/2009
                             ----------       ---
TOTAL ....................   $4,458,849       9.2%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Represents per screen sales of the 23-screen movie theater.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING         SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -------------   ---------   --------   ----------   -------------   ----------

MTM ..............         14            8,689      0.4%         8,689         0.4%      $  466,042
2007 .............         31           46,420      2.0         55,109         2.4%      $2,054,351
2008 .............         29          246,953     10.9        302,062        13.3%      $4,555,458
2009 .............         34          410,652     18.1        712,714        31.4%      $6,734,100
2010 .............         36          309,472     13.7      1,022,186        45.1%      $6,064,924
2011 .............         44          217,588      9.6      1,239,774        54.7%      $5,720,997
2012 .............         29           62,820      2.8      1,302,594        57.5%      $2,764,418
2013 .............         20           82,884      3.7      1,385,478        61.1%      $2,769,613
2014 .............         16           27,287      1.2      1,412,765        62.3%      $1,256,719
2015 .............          8           33,353      1.5      1,446,118        63.8%      $1,142,920
2016 .............         35          201,035      8.9      1,647,153        72.7%      $5,359,401
2017 .............         37          129,731      5.7      1,776,884        78.4%      $5,001,969
After 2017 .......         42          457,811     20.2      2,234,695        98.6%      $3,490,321
Vacant ...........         --           32,398      1.4      2,267,093       100.0%              --
                          ---        ---------    -----
TOTAL ............        386        2,267,093    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 18.4% of the net rentable square feet, are:

o    WANNADO (not rated) occupies 113,567 square feet (5.0% of square feet, 3.7%
     of rental income) under a 20-year lease expiring on May 31, 2024. The lease provides for a current rental rate per square foot of $15.80 that increases to $17.44 in lease year six, $19.76 in lease year 11, and $21.26 in lease year 16. There are four 5-year renewal options at $24.45, $28.12, $32.33, and $37.18 during the four lease renewal periods, respectively. Wannado is also required to pay percentage rent equal to 2.5% of the sales exceeding
     $20,000,000 and 3.5% of the sales exceeding $25,000,000 with increasing breakpoints every five lease years during the initial lease term and during the four renewal periods. Wannado operates theme parks focusing on role-playing live entertainment for children. Wannado is owned by CIE Theme
     Parks, a division within Corporacion Interamericana de Entretenimiento,
     S.A. de C.V. (CIE) that was founded in 1990. CIE Theme Parks owns ten theme parks located in the United States and Latin America, and is considered one of the world's largest amusement park operators.

o    BURLINGTON COAT FACTORY (rated "CCC+" by Fitch, "B3" by Moody's and "B" by
     S&P) occupies 111,324 square feet (4.9% of square feet, 1.4% of rental income) under a 5-year lease renewal period expiring on December 31, 2008.
     The lease provides for a current rental rate per square foot of $6.00 and is constant during the remaining lease extension period. There are three
     5-year renewal options remaining to renew the lease with the rental rate per square foot increasing to $6.25, $6.50 and $6.75, respectively.
     Burlington Coat Factory is also required to pay percentage rent equal to
     1.5% of the sales exceeding $33,397,200. Burlington Coat Factory sells a large assortment of designer and name-brand merchandise at 10% to 60% less than other department stores, including coats, clothing, shoes, linens, home decor and baby items. As of June, 2007, Burlington Coat Factory operates 394 stores located in 44 states. For the fiscal year ended June
     2007, net sales from continuing operations were $3.4 billion.

o    JC PENNEY (NYSE: "JCP") (rated "BBB" by Fitch, "Baa3" by Moody's and "BBB-"
     by S&P) occupies 103,487 square feet (4.6% of square feet, 1.3% of rental income) under a 15-year lease expiring on June 30, 2009. The lease provides for a current rental rate per square foot of $5.90 and is constant during the remaining lease term. There are four 5-year options to renew the lease with the rental rate per square foot increasing to $6.40 during the four lease renewal periods. JC Penney is also required to pay percentage rent equal to 1.0% of the sales exceeding $33,000,000. JC Penney sells family apparel, jewelry, shoes, accessories and home furnishings and operates
     1,039 department stores located in the United States and Puerto Rico. As of the fiscal year ended February 3, 2007, JC Penney reported revenue of approximately $19.9 billion, net income of $1.2 billion and stockholder equity of $4.3 billion.

o    REGAL CINEMAS (NYSE: "RGC") (rated "B-" by Fitch, "B2" by Moody's and "BB-"
     by S&P) occupies 89,591 square feet (23 screens, 4.0% of square feet, 2.9%
     of rental income) under a 17-year lease expiring on May 31, 2009. The lease provides for a current rental rate per square foot of $15.47 and is constant during the remaining lease term. There are three 5-year options to renew the lease with the rental rate per square foot increasing by approximately 4% during each lease renewal period. Regal Cinemas is also required to pay percentage rent equal to 10.0% of the sales exceeding
     $13,914,479 ($600,000 per screen). Regal Entertainment Group operates 6,403 screens in 539 theaters located in 39 states and the District of Columbia under the Regal Cinemas, United Artists and Edwards brand names. As of the fiscal year ended December 28, 2006, Regal Entertainment Group reported revenue of approximately $2.6 billion and net income of $86.3 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Sawgrass Mills Whole Loan is an $850.0 million seven-year fixed rate loan secured by a first mortgage on a super regional mall containing
     1,985,319 square feet located in Sunrise, Broward County, Florida. The
     Sawgrass Mills Whole Loan is part of a split loan structure evidenced by multiple senior pari passu notes with an aggregate Cut-off Date balance of
     $820.0 million and multiple subordinate notes with an aggregate Cut-off
     Date balance of $30.0 million. One of the senior pari passu notes is included in the Trust Fund and the remaining senior notes with an aggregate
     Cut-off Date balance of $687,352,941 are expected to be, and in some cases have been, securitized in unrelated transactions. The Sawgrass Mills Split
     Mortgage Loan is interest only for the entire loan term, matures on July 1,
     2014 and accrues interest at an annual rate of 5.820%.

THE BORROWER:

o    The Sawgrass Mills Borrowers are Sunrise Mills (MLP) Limited Partnership, a
     District of Columbia limited partnership ("Phase I Borrower"), Sawgrass
     Mills Phase II Limited Partnership, a Delaware limited partnership ("Phase
     II Borrower"), Sawgrass Mills Phase III Limited Partnership, a Delaware
     limited partnership ("Phase III Borrower") and Sawgrass Mills Phase IV,
     L.L.C., a Delaware limited liability company ("Ground Lessee"), all of which are single purpose bankruptcy remote entities with at least two independent directors for which the Sawgrass Mills Borrowers' legal counsel has delivered a non-consolidation opinion, jointly and severally, individually and collectively, the Sawgrass Mills Borrower. Equity ownership of all of the Sawgrass Mills Borrowers is eventually held by The
     Mills Limited Partnership, a Delaware limited partnership.

o    The sponsor of the Sawgrass Mills Whole Loan is SPG-FCM Ventures, LLC, a
     joint venture between Simon Property Group and Farallon Capital Management.
     SPG-FCM Ventures acquired The Mills Corporation in March 2007 for approximately $8.0 billion. The Mills Corporation portfolio included 38 super regional malls and destination shopping centers containing a total of approximately 47 million square feet located in the United States and included the Sawgrass Mills Whole Loan Mortgaged Property.

o    Simon Property Group (not rated by Fitch or Moody's and "A-" by S&P), founded in 1960 and headquartered in Indianapolis, Indiana, is a real estate investment trust that engages in the ownership, operation, leasing, management, acquisition, expansion and development of real estate properties consisting primarily of regional malls, premium outlet centers and community shopping centers. Simon Property Group owns or holds an interest in 296 properties, of which 172 are regional malls, 71 are community/lifestyle shopping centers, 30 are premium outlet centers and 23 are other properties, including office buildings and hotels, located in the
     United States and Puerto Rico. In addition, Simon Property Group has international holdings located in France, Italy, Poland, Portugal, Japan,
     Mexico and Canada. As of the fiscal year ended December 31, 2006, Simon
     Property Group reported revenue of approximately $3.3 billion, net income of $563.8 million and stockholder equity of $4.0 billion.

o    Farallon Capital Management, founded in 1986 and headquartered in San
     Francisco, California manages equity capital for institutions and high net worth individuals. Institutional investors are primarily college endowments and foundations. Farallon Capital Management invests in public and private debt and equity securities, direct investments in private companies and real estate.

THE PROPERTY:

o    The Sawgrass Mills Mortgaged Property consists of a fee simple interest in a super regional mall built in 1990 and expanded in 1995, 1998, 1999 and
     2006. The one-story improvements contain a total of 1,985,319 gross leasable square feet and are situated on 440.0 acres.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

o    The Sawgrass Mills Mortgaged Property's anchor tenants (tenants leasing more than 40,000 square feet) include Wannado, Burlington Coat Factory, JC
     Penney, Regal Cinemas, Bed Bath & Beyond, Brandsmart, Marshalls, The Sports
     Authority, Saks and Neiman Marcus, which together occupy 39.4% of the total square feet and contribute 16.4% of the gross potential rental income. The major tenants (tenants leasing more than 20,000 square feet) are TJ Maxx,
     The Gap, Nordstrom Rack, Nike, Bealls, Ron Jon Surf Shop, Books A Million,
     Off Broadway Shoes, Rainforest Cafe, Spec's Music and Gameworks, which together occupy 13.4% of the total square feet and contribute 9.3% of the gross potential rental income. The Sawgrass Mills Mortgaged Property is currently occupied by more than 300 tenants ranging in size from 136
     (kiosk) to 113,567 square feet. The Sawgrass Mills Mortgaged Property is shadow anchored by Super Target, Outlet Marketplace and American Signature
     Furniture, all of which are separately owned and are not part of the collateral. Including 281,774 square feet of non-collateral anchor tenant space, the Sawgrass Mills Mortgaged Property contains a total of 2,267,093 square feet. There are 12,000 surface parking spaces for the mall, resulting in a parking ratio of 5.3 spaces per 1,000 square feet including the non-collateral space.

o    The Sawgrass Mills Mortgaged Property is located in Sunrise, Florida, approximately 30 miles north of Miami and ten miles west of Fort Lauderdale near the intersection of I-75, I-595 and the Sawgrass Expressway in western
     Broward County. Demographics for the twenty-mile primary trade area of the
     Sawgrass Mills Mortgaged Property include a population of 2,579,487 in
     983,937 households and an average household income of $65,432.

o    In-line comparable stores sales of tenants occupying less than 10,000 square feet as of December 31, 2006 were $584.86 per square foot. As of
     December 31, 2005 sales were $562.68 per square foot.

o    The Sawgrass Mills Borrower is generally required at its sole cost and expense to keep the Sawgrass Mills Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Sawgrass Mills Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the Sawgrass Mills Borrower is only required to purchase as much terrorism insurance as may be obtained with a deductible not to exceed $5,000,000 as long as Simon Property Group retains a majority interest in the borrower and $100,000 if Simon Property Group does not.

PROPERTY MANAGEMENT:

o    The Sawgrass Mills Mortgaged Property is managed by Simon Management
     Associates II, LLC, an affiliate of the borrower.

CURRENT PARI PASSU SENIOR NOTES, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The combined Sawgrass Mills Note A-3 represents a 16.2% pari passu interest in the $820,000,000 Sawgrass Mills Whole Loan combined senior pari passu notes. The pari passu interest in the Sawgrass Mills Whole Loan is governed by an agreement among noteholders, and will be serviced pursuant to the pooling and servicing agreement relating to the J.P. Morgan Chase
     Commercial Mortgage Securities Trust 2007-LDP12 transaction.

o    $30,000,000 in aggregate Cut-off Date balance subordinate notes all held outside of the Trust Fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     The Sawgrass Mills Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance customarily accepted by institutional lenders; and (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Sawgrass Mills Whole Loan, results in a loan-to-value ratio that does not exceed 85% and a debt service coverage ratio that is equal to or greater than 1.05x provided, however, if either the loan-to-value ratio or the debt service coverage ratio test is not satisfied, than the Sawgrass Mills Borrower may still incur mezzanine financing if the other terms and conditions are satisfied, the mortgagee approves and the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Sawgrass Mills Whole Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 SAWGRASS MILLS

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                 ARUNDEL MILLS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                       Bank of America

LOAN PURPOSE:                      Refinance

ORIGINAL NOTE A-1 PRINCIPAL
   BALANCE(1):                     $128,333,334

FIRST PAYMENT DATE:                September 1, 2007

TERM/AMORTIZATION:                 84/360 months

INTEREST ONLY PERIOD:              36 months

MATURITY DATE:                     August 1, 2014

EXPECTED MATURITY BALANCE:         $122,230,454

BORROWING ENTITY:                  Arundel Finance, L.L.C.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/Defeasance:
                                   77 payments
                                   Open: 7 payments

PARI PASSU DEBT:                   Note A-2 -- $128,333,333
                                   Note A-3 -- $128,333,333

FUTURE MEZZANINE DEBT:             Yes

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

(1)  The $385,000,000 Arundel Mills Pari Passu Whole Loan has been split into three pari passu notes: the $128,333,334 Note A-1 (included in the Trust
     Fund) and the $128,333,333 Note A-2 (not included in the Trust Fund) and the $128,333,333 Note A-3 (not included in the Trust Fund).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

WHOLE LOAN CUT-OFF DATE BALANCE:   $385,000,000

NOTE A-1 CUT-OFF DATE BALANCE      $128,333,334

NOTE A-2 CUT-OFF DATE BALANCE      $128,333,333

NOTE A-3 CUT-OFF DATE BALANCE:     $128,333,333

CUT-OFF DATE LTV(1):               70.0%

MATURITY DATE LTV(1):              66.7%

UNDERWRITTEN DSCR(1):              1.08x

MORTGAGE RATE:                     6.140%
--------------------------------------------------------------------------------

(1)  Calculated based on the Whole Loan Cut-off Date Balance.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Hanover, Maryland

YEAR BUILT/RENOVATED:              2000/2006

NET RENTABLE SQUARE FEET:          1,289,907

CUT-OFF BALANCE PER SF:            $298

OCCUPANCY AS OF 05/01/2007:        99.1%

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Simon Management
                                   Associates II, LLC

UNDERWRITTEN NET CASH FLOW:        $ 30,444,640

APPRAISED VALUE:                   $550,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

                              FINANCIAL INFORMATION

                                          FULL YEAR      FULL YEAR
                                        (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                        ------------   ------------   ------------

Effective Gross Income ..............   $ 39,410,767   $ 40,718,599   $ 46,858,654
Total Expenses ......................   $ 11,171,111   $ 10,205,967   $ 15,385,604
Net Operating Income (NOI) ..........   $ 28,239,656   $ 30,512,632   $ 31,473,050
Cash Flow (CF) ......................   $ 28,239,656   $ 30,512,632   $ 30,444,640
DSCR on NOI(1) ......................           1.00x          1.09x          1.12x
DSCR on CF(1) .......................           1.00x          1.09x          1.08x

(1)  Calculated based on the Whole Loan Cut-off Date Balance.

                              TENANT INFORMATION(1)

                                     RATINGS          TOTAL       % OF
TOP TENANTS                     FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF
-----------------------------   -----------------   ---------   --------   --------

Bass Pro Outdoor World ......       Not Rated        127,672       9.9%    $  8.32
Muvico Theaters .............       Not Rated        107,190       8.3     $ 31.00
Burlington Coat Factory .....       CCC+/B3/B         81,282       6.3     $  5.25
Medieval Times Dinner &
   Tournament ...............       Not Rated         66,244       5.1     $  4.67
Dave & Busters ..............        NR/B3/B-         63,631       4.9     $ 23.00
                                                     -------      ----
TOTAL .......................                        446,019      34.6%

                                 POTENTIAL   % POTENTIAL    SALES          LEASE
TOP TENANTS                         RENT         RENT       PSF(2)      EXPIRATION
-----------------------------   ----------   -----------   --------     ----------

Bass Pro Outdoor World ......   $1,062,640        3.8%     $    406     10/03/2016
Muvico Theaters .............    3,322,890       11.9      $966,750(3)  12/31/2020
Burlington Coat Factory .....      426,731        1.5      $    212     01/31/2011
Medieval Times Dinner &
   Tournament ...............      309,359        1.1      $    185     08/31/2023
Dave & Busters ..............    1,463,513        5.2      $    206     11/16/2010
                                ----------       ----
TOTAL .......................   $6,585,133       23.5%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Sales are as of year end 2006.

(3)  Represents sales per screen for the 24-screen movie theater.

                           LEASE ROLLOVER SCHEDULE(1)

                        NO. OF LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION         EXPIRING         SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
---------------------   -------------   ---------   --------   ----------   -------------   ----------

2007(2) .............          9           15,138      1.2%       15,138          1.2%      $  631,001
2008 ................         12           36,578      2.8        51,716          4.0%      $  992,404
2009 ................          8           14,925      1.2        66,641          5.2%      $  588,073
2010 ................         57          326,577     25.3       393,218         30.5%      $8,186,598
2011 ................         32          240,034     18.6       633,252         49.1%      $4,651,016
2012 ................          6           50,478      3.9       683,730         53.0%      $1,657,222
2013 ................          6           45,150      3.5       728,880         56.5%      $1,163,581
2014 ................         11           49,432      3.8       778,312         60.3%      $1,254,492
2015 ................          5           18,595      1.4       796,907         61.8%      $  564,262
2016 ................          9          210,261     16.3     1,007,168         78.1%      $2,359,880
2017 ................          4           57,488      4.5     1,064,656         82.5%      $1,308,884
After 2017 ..........          5          213,897     16.6     1,278,553         99.1%      $4,216,807
Vacant ..............         --           11,354      0.9     1,289,907        100.0%              --
                             ---        ---------    -----
TOTAL ...............        164        1,289,907    100.0%

(1)  Information obtained from underwritten rent roll.

(2)  Includes month-to-month leases.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

                         SUMMARY OF SIGNIFICANT TENANTS

The five largest tenants, representing 34.6% of the net rentable square feet, are:

o    BASS PRO OUTLET WORLD (not rated) occupies 127,672 square feet (9.9% of square feet, 3.9% of rental income) under a 15-year lease expiring on
     October 3, 2016. The lease provides for a rental rate on a percentage rent basis equal to 2.0% of sales up to $85,000,000 and 1.5% over $85,000,000.
     The annual rent paid in 2006 equates to a rental rate per square foot of
     $8.32. There are seven 5-year options to renew the lease. Bass Pro sells a wide variety of outdoor sporting and recreational equipment and operates 40 stores located in the United States and Canada.

o    MUVICO THEATERS (not rated) occupies 107,190 square feet (24 screens, 8.3%
     of square feet, 11.9% of rental income) under a 20-year lease expiring on
     December 31, 2020. The lease provides for a rental rate of $31.00 per square foot and increases to $32.00 in lease year 11 and $33.00 in lease year 16. There are four 5-year options to renew the lease with the rental rate per square foot increasing to $34.00, $35.00, $36.00 and $37.00 during the four lease renewal periods, respectively. Muvico Theaters is also required to pay percentage rent equal to 8.0% of the sales exceeding
     $38,750,000 ($1,615,000 per screen) at present, with increasing breakpoints every five years. Including the four renewal periods. Muvico Theaters operates 14 theaters located in Florida, Illinois, Maryland and Tennessee.

o    BURLINGTON COAT FACTORY (rated "CCC+" by Fitch, "B3" by Moody's and "B" by
     S&P) occupies 81,282 square feet (6.3% of square feet, 1.5% of rental income) under a ten-year lease expiring on January 31, 2011. The lease provides for a rental rate of $5.25 per square foot that is constant during the remaining lease term. There are four 5-year options to renew the lease with the rental rate per square foot increasing by $0.25 each renewal period. Burlington Coat Factory is also required to pay percentage rent equal to 1.5% of the sales exceeding $15,240,375. Burlington Coat Factory sells a large assortment of designer and name-brand merchandise at 10% to
     60% less than other department stores, including coats, clothing, shoes, linens, home decor and baby items. As of June 2007 Burlington Coat Factory operates 394 stores located in 44 states. For the fiscal year ended June
     2007, net sales from continuing operations were $3.4 billion.

o    MEDIEVAL TIMES DINNER & TOURNAMENT (not rated) occupies 66,244 square feet
     (5.1% of square feet, 1.1% of rental income) under a 20-year lease expiring on August 31, 2023. The lease provides for a rental rate of $4.67 per square foot and increases by approximately 6.0% every two lease years.
     There are three ten-year options to renew the lease with the rental rate per square foot increasing by approximately six percent every two lease years. Medieval Times Dinner & Tournament is also required to pay percentage rent equal to 2.5% of the sales exceeding $14,068,864, with increasing breakpoints every two lease years during the three lease renewal periods. Medieval Times Dinner & Tournament is a dinner theater providing an authentic display of classic equestrian skills astride Andalusian horses, medieval pageantry while serving food and beverages. Founded in
     1977, Medieval Times Dinner & Tournament now operates ten dinner theaters located in Spain, Canada, Florida, California, New Jersey, Illinois, Texas,
     South Carolina, Maryland and Georgia.

o    DAVE & BUSTERS (not rated by Fitch, rated "B3" by Moody's and "B-" by S&P)
     occupies 63,631 square feet (4.9% of square feet, 5.2% of rental income)
     under a ten-year lease expiring on November 16, 2010. The lease provides for a rental rate of $23.00 per square foot that is constant during the remaining initial lease term. There are two 5-year options to renew the lease with the rental rate per square foot increasing to $24.00 during the second lease renewal period. Dave & Buster's is also required to pay percentage rent equal to 6.0% of the sales exceeding $17,000,000. Dave &
     Buster's operates 48 large-venue, high-volume, restaurant/entertainment complexes located throughout the United States. Each Dave & Buster's offers food and beverage items, combined with an extensive array of interactive entertainment attractions, such as pocket billiards, shuffleboard, state-of the-art simulators, virtual reality and traditional carnival-style amusements and games of skill. Dave & Buster's emphasizes guest service in an upscale atmosphere to create ideal playing conditions. As of the fiscal year ended February 4, 2007, Dave & Buster's reported revenue of approximately $510.2 million and stockholder equity of $96.7 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Arundel Mills Pari Passu Whole Loan is a $385.0 million seven-year fixed rate loan secured by a first mortgage on a super regional mall containing 1,289,907 square feet located in Hanover, Anne Arundel County,
     Maryland. The Arundel Mills Mortgage Loan is structured as an "Idemnity
     Deed of Trust", which is specific to the State of Maryland, whereby the owner of the Arundel Mills Borrower owns the Arundel Mills Mortgaged
     Property and therefore the owner executed the related loan agreement and security agreement. The Arundel Mills Pari Passu Loan is part of a split loan structure evidenced by three pari passu notes referred to as the
     Arundel Mills Pari Passu Note A-1 (which is included in the Trust Fund), the Arundel Mills Pari Passu Note A-2 (which is not included in the Trust
     Fund), and the Arundel Mills Pari Passu Note A-3 (which is not included in the Trust Fund). The Arundel Mills Pari Passu Mortgage Loan is interest only for the first three years of the loan term, matures on August 1, 2014 and accrues interest at an annual rate of 6.140%.

THE BORROWER:

o    The Arundel Mills Borrower is Arundel Finance, L.L.C., a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent managers for which the Arundel Mills Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     100% by Arundel Mills Limited Partnership, a Delaware limited partnership, as the Sole Member, Manager and Guarantor of the Arundel Mills Borrower.
     Equity ownership of the Arundel Mills Borrower is eventually held by The
     Mills Limited Partnership, a Delaware limited partnership, and Kan Am USA
     Tier II Limited Partnership, a Delaware limited partnership.

o    The sponsor of the Arundel Mills Loan is SPG-FCM Ventures, LLC, a joint venture between Simon Property Group and Farallon Capital Management.
     SPG-FCM Ventures acquired The Mills Corporation in March 2007 for approximately $8.0 billion. The Mills Corporation portfolio included 38 super regional malls and destination shopping centers containing a total of approximately 47 million square feet located in the United States and included the Arundel Mills Mortgaged Property.

o    Simon Property Group (not rated by Fitch and Moody's and "A-" by S&P), founded in 1960 and headquartered in Indianapolis, Indiana, is a real estate investment trust that engages in the ownership, operation, leasing, management, acquisition, expansion and development of real estate properties consisting primarily of regional malls, premium outlet centers and community shopping centers. The Simon Property Group owns or holds an interest in 296 properties, of which 172 are regional malls, 71 are community/lifestyle shopping centers, 30 are premium outlet centers and 23 are other properties, including office buildings and hotels, located in the
     United States and Puerto Rico. In addition, Simon Property Group has international holdings located in France, Italy, Poland, Portugal, Japan,
     Mexico and Canada. As of the fiscal year ended December 31, 2006, Simon
     Property Group reported revenue of approximately $3.3 billion, net income of $563.8 million and stockholder equity of $4.0 billion.

o    Farallon Capital Management L.L.C., founded in 1986 and headquartered in
     San Francisco, manages equity capital for institutions and high net worth individuals. Institutional investors are primarily college endowments and foundations. Farallon Capital Management L.L.C. invests in public and private debt and equity securities, direct investments in private companies and real estate.

THE PROPERTY:

o    The Arundel Mills Mortgaged Property consists of a fee simple interest in a regional mall built in 2000. The collateral improvements consist of the enclosed mall and two outparcel buildings. The one-story improvements contain a total of 1,289,907 gross leasable square feet and are situated on
     148.12 acres.

o    The Arundel Mills Mortgaged Property is currently occupied by 17 anchor tenants ranging in size from 20,296 to 127,672 square feet and 147 mall tenants ranging in size from 567 (kiosk) to 11,815 square feet. The anchor tenants are Bass Pro Outdoor World, Muvico Theaters, Burlington Coat
     Factory, Medieval Times Dinner & Tournament, Dave & Buster's, Best Buy, TJ
     Maxx, Bed Bath & Beyond, Modell's Sporting Goods, Off 5th, Old Navy, Last
     Call Neiman Marcus, FYE, Off Broadway Shoes, Books-A-Million, Children's
     Place and H&M, which together occupy 60.2% of the total square feet and contribute 43.0% of the gross potential rental income. In-line shop space leasing over 10,000 square feet includes Gap Outlet, Liz Claiborne, Levis
     Outlet and Foodbrand. Together, the in-line tenants and tenants leasing over 10,000 square feet occupy 38.9% of the total square feet and contribute 55.7% of the gross potential rental income. There are 6,271 surface parking spaces, resulting in a parking ratio of 0.39 spaces per
     1,000 square feet.

o    The Arundel Mills Mortgaged Property is located approximately 25 miles northeast of the District of Columbia and nine miles southwest of
     Baltimore, Maryland. I-95, the major north/south arterial connecting the
     District of Columbia and Baltimore, is located approximately 2.5 miles west of the Arundel Mills Mortgaged Property. State Highway 100, which provides major east/west access, is located directly north of the Arundel Mills
     Mortgaged Property. Demographics for the five-mile primary trade area of the Arundel Mills Mortgaged Property include a population of 116,345 in
     38,679 households. Average household income with the primary trade area is
     $85,948.

o    In-line store sales as of December 31, 2006 were $376 per square foot.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

o    The Arundel Mills Borrower is generally required at its sole cost and expense to keep the Arundel Mills Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Arundel Mills Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the Arundel Mills Borrower is only required to purchase as much terrorism insurance as may be obtained with a deductible not to exceed $5,000,000 as long as Simon Property Group, L.P. retains a majority interest in the borrower and $250,000 if Simon Property Group,
     L.P. does not.

PROPERTY MANAGEMENT:

o    The Arundel Mills Mortgaged Property is managed by Simon Management
     Associates II, LLC, a borrower related entity.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Arundel Mills Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance customarily accepted by institutional lenders; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of The Arundel Mills Mortgage Loan, results in a loan-to-value ratio no greater than 80% and a debt service coverage equal to or greater than 1.20x; provided, however, if either the loan-to-value ratio or the debt service coverage ratio test is not satisfied, then the Arundel Mills Borrower may still incur mezzanine financing, if the other terms and conditions are satisfied, the mortgagee approves and the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Arundel Mills Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  ARUNDEL MILLS

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                       Bank of America

LOAN PURPOSE:                      Acquisition

ORIGINAL NOTE A PRINCIPAL          $106,750,000
   BALANCE:

FIRST PAYMENT DATE:                May 1, 2007

TERM/AMORTIZATION:                 126/0 months

INTEREST ONLY PERIOD:              126 months

MATURITY DATE:                     October 1, 2017

EXPECTED MATURITY BALANCE:         $106,750,000

BORROWING ENTITY:                  La Jolla Executive Center
                                   LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Yield Maintenance:
                                   31 Payments
                                   Yield Maintenance or
                                   Defeasance: 88 Payments
                                   Open: 7 payments

UP-FRONT RESERVES:

   DEBT SERVICE RESERVE:           $4,648,362

   TI/LC RESERVE:                  $2,974,000

   OTHER RESERVE(1):               $3,892,000

ADDITIONAL FINANCING:              $11,450,000 Note B

FUTURE MEZZANINE DEBT:             Yes

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

(1)  Other Reserve consists of a Re-imaging Capital Expenditure

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:   $118,200,000

NOTE A CUT-OFF DATE BALANCE:       $106,750,000

NOTE B CUT-OFF DATE BALANCE(1):    $11,450,000

CUT-OFF DATE LTV(2):               80.3%

MATURITY DATE LTV(3):              80.3%

UNDERWRITTEN DSCR:                 1.29x

MORTGAGE RATE(4):                  5.605%
--------------------------------------------------------------------------------

(1)  The Note B is not part of the Trust Fund.

(2)  Based on an "as-is" appraised value. Based on an "as stabilized" appraised value of $152,800,000 as of May 16, 2010 the Cut-off Date LTV excluding
     Note B is 69.9% and including Note B is 77.4%.

(3)  Based on an "as-is" appraised value.

(4)  Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Suburban

LOCATION:                          La Jolla, California

YEAR BUILT/RENOVATED:              1990/NAP

NET RENTABLE SQUARE FEET:          231,512

CUT-OFF BALANCE PER SF:            $461

OCCUPANCY AS OF 03/31/2007:        82.7%

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               The Irvine Company, LLC

UNDERWRITTEN NET CASH FLOW(1):     $7,832,190

APPRAISED VALUE:                   $133,000,000
--------------------------------------------------------------------------------

(1)  The Underwritten Net Cash Flow is based on a cash flow whereby the La Jolla
     Executive Tower Mortgaged Property achieves projected occupancy and rental rates. The "as-is" DSCR excluding Note B is 0.73x and including Note B is
     0.63x based on an underwritten "as-is" net cash flow of $4,404,565.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

                             FINANCIAL INFORMATION

                                                ANNUALIZED
                                  FULL YEAR     10 MONTHS
                                (12/31/2005)   (10/31/2006)    UNDERWRITTEN
                                ------------   ------------   --------------

Effective Gross Income.......    $6,138,113     $7,292,087    $12,330,366
Total Expenses...............    $2,879,254     $3,211,682    $ 4,498,176
Net Operating Income (NOI)...    $3,258,859     $4,080,404    $ 7,832,190
Cash Flow (CF)...............    $3,258,859     $4,080,404    $ 7,832,190(1)
DSCR on NOI..................          0.54x          0.67x          1.29x
DSCR on CF...................          0.54x          0.67x          1.29x

(1)  The Underwritten Net Cash Flow is based on a cash flow whereby the La Jolla
     Executive Tower Mortgaged Property achieve projected occupancy and rental rates. The "as-is" DSCR excluding Note B is 0.73x and including Note B is
     0.63x based on an underwritten "as-is" net cash flow of $4,404,565.

                              TENANT INFORMATION(1)

                           RATINGS          TOTAL       % OF                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS           FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT          RENT      EXPIRATION
-------------------   -----------------   ---------   --------   --------   ----------   -----------   ----------

Covance Inc........       Not Rated         30,046      13.0%     $36.84    $1,106,895      13.6%      03/31/2010
Pacific Law........       Not Rated         29,506      12.7      $38.48     1,135,474      13.9       11/30/2012
General Electric...       NR/Aaa/AAA        17,387       7.5      $33.58       583,920       7.2       01/31/2011
Telephony@Work.....         A/A2/A          17,387       7.5      $31.92       554,993       6.8       08/31/2010
                                            ------      ----                ----------      ----
TOTAL..............                         94,326      40.7%               $3,381,282      41.5%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -------------   --------   --------   ----------   -------------   ----------

2007..............         7           13,133      5.7%       13,133         5.7%       $  486,762
2008..............         6           12,719      5.5        25,852        11.2%       $  513,067
2009..............        14           33,782     14.6        59,634        25.8%       $1,130,519
2010..............         5           50,263     21.7       109,897        47.5%       $1,750,184
2011..............         6           44,528     19.2       154,425        66.7%       $1,432,525
2012..............        10           37,411     16.2       191,836        82.9%       $1,439,726
Vacant............        --           39,676     17.1       231,512       100.0%               --
                         ---          -------    -----
TOTAL..............       48          231,512    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 40.7% of the net rentable square feet, are:

o    COVANCE INC. (NYSE: "CVD") (not rated) occupies three spaces for a total of
     30,046 square feet (13.0% of square feet, 13.6% of rental income) under a seven-year lease expiring on March 31, 2010. The current rental rate per square foot of $36.84 increases annually by $0.80. There are two 3-year options to extend the lease with the rental rate per square foot also increasing annually by $0.80. Covance Inc. is a drug development services company providing early stage and late stage product development services to the pharmaceutical, biotechnology and medical device industries worldwide. Covance Inc. also provides laboratory testing services to the chemical, agrochemical and food industries. As of the fiscal year ended
     December 31, 2006, Covance Inc. reported revenue of approximately $1.4 billion, net income of $145.0 million and stockholder equity of $923.3 million.

o    PACIFIC LAW (not rated) occupies seven spaces for a total of 29,506 square feet (12.7% of square feet, 13.9% of rental income) under a six-year lease expiring on November 30, 2012. The current blended rental rate per square foot of $38.48 increases variably according to the space. There is one
     5-year option to extend the lease with the rental rate per square foot determined at the then fair market rental rate. Pacific Law, headquartered at the La Jolla Executive Tower Mortgaged Property, practices personal injury, bankruptcy and criminal law. Pacific Law specializes in providing superior, cost-efficient legal services to clients primarily located in San
     Diego County and throughout Southern California.

o    GENERAL ELECTRIC (NYSE: "GE") (not rated by Fitch, "Aaa" by Moody's and
     "AAA" by S&P) occupies two spaces for a total of 17,387 square feet (7.5%
     of square feet, 7.2% of rental income) under a five year lease expiring on
     January 31, 2011. The current blended rental rate per square foot of $33.58 increases annually by approximately 3%. There is one 5-year option to extend the lease with the rental rate per square foot determined at the then fair market value. Headquartered in Fairfield, Connecticut, General
     Electric is a diversified company with operations in most of the businesses that have shaped the modern world. General Electric produces aircraft engines, locomotives and other transportation equipment, kitchen and laundry appliances, lighting, electric distribution and control equipment, generators and turbines, and medical imaging equipment. General Electric is also one of the largest financial services companies in the United States, offering commercial finance, consumer finance, and equipment financing.
     Other operations include the NBC television network. General Electric has
     319,000 employees, reported 2006 sales of $163 billion and market capitalization of $368 billion.

o    TELEPHONY@WORK (Oracle, NASDAQ: "ORCL") (rated "A" by Fitch, "A2" by
     Moody's and "A" by S&P) occupies 17,387 square feet (7.5% of square feet,
     6.8% of rental income) under a ten-year lease extension period expiring on
     August 31, 2010. The current rental rate per square foot of $31.92 is constant during the remaining lease period. There is one 5-year option to extend the lease with the rental rate per square foot determined at the then fair market rental rate. Telephony@Work is a leading provider of
     IP-based software infrastructure for hosted contact center services.
     Telephony@Work's CallCenterAnywhere is a carrier-grade, multi-channel contact center solution that provides custom programming and systems integration for on demand and on-premise contact centers. Telephony@Work's multi-tenant capabilities enable economies of scale that have been utilized by Fortune 100 companies and tier-1 carriers. Telephony@Work was purchased by Oracle in June 2006. Oracle engages in the development, manufacture, distribution, servicing and marketing of database, middleware and application software. As of the fiscal year ended May 31, 2007, Oracle reported revenue of approximately $18.0 billion, net income of $4.3 billion and stockholder equity of $16.9 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

                             ADDITIONAL INFORMATION

THE LOAN:

o    The La Jolla Executive Tower Mortgage Loan is a $106.75 million, 10.5-year fixed rate loan secured by a first mortgage on a suburban office building located in La Jolla, San Diego County, California. The La Jolla Executive
     Tower Mortgage Loan is interest only for the entire loan term, matures on
     October 1, 2017 and accrues interest at an annual rate, rounded to three decimals of 5.605%.

THE BORROWER:

o    The La Jolla Executive Tower Borrower is La Jolla Executive Tower LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the La Jolla
     Executive Tower Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by SD Diversified LLC. Through a series of intermediate ownership levels, equity ownership of the La Jolla
     Executive Tower Borrower is eventually held by The Irvine Holding Company
     LLC.

o    Incorporated in 1894, The Irvine Company LLC is a 140-year old privately held real estate investment company that creates master-planned communities in Orange County, California. The Irvine Ranch, the largest master-planned urban community in the United States is comprised of approximately 93,000 acres, represents nearly one-fifth of Orange County's total land area and contains portions of six cities, including the entire City of Irvine. The
     Irvine Ranch also includes portions of the cities of Newport Beach, Tustin,
     Orange, Laguna Beach and Anaheim, plus unincorporated land in Orange
     County. Most of The Irvine Company's land and property holdings are in
     Orange County, but The Irvine Holding Company LLC also owns property in Los
     Angeles, San Diego and Silicon Valley.

THE PROPERTY:

o    The La Jolla Executive Tower Mortgaged Property consists of a fee simple interest in a suburban office building built in 1990. The 15-story improvements contain 231,512 net rentable square feet and are situated on
     3.57 acres.

o    The La Jolla Executive Tower is fully sprinklered with a high-rise safety fire alarm system. The La Jolla Executive Tower Mortgaged Property has seven passenger elevators, 24-hour security and a five-level parking structure with a total of 809 spaces, resulting in a parking ratio of 3.5 spaces per 1,000 square feet.

o    San Diego California is the home port of the United States Navy's Pacific
     Fleet and is a major naval flight and marine training center. Attractions, such as the San Diego Zoo, Wild Animal Park, Old Town, Sea Port Village,
     Sea World and local beaches, support the local tourism industry. The La
     Jolla Executive Tower Mortgaged Property is located one mile east of I-5
     (San Diego Freeway), the major interstate freeway in southern California providing access to Los Angeles and Orange County to the north and San
     Diego to the south.

o    The La Jolla Executive Tower Borrower is generally required at its sole cost and expense to keep the La Jolla Executive Tower Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The La Jolla Executive Tower Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that the La Jolla Executive Tower Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium not to exceed $18,962 (plus 2.54% on each anniversary of the closing date of the La Jolla Executive Tower Mortgage Loan, after the first anniversary) per annum or, in the alternative, a guaranty from an entity acceptable to the mortgagee, in its reasonable discretion, that would provide coverage substantially similar to the terrorism insurance noted
     above.

PROPERTY MANAGEMENT:

o    The Irvine Company, LLC manages the La Jolla Executive Tower Mortgaged
     Property. The Irvine Company, LLC manages its portfolio which includes approximately 400 office buildings, 40 retail centers, 90 apartment communities, two hotels, five marinas and three golf clubs.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $11,450,000 Note B held outside of the Trust Fund.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The La Jolla Executive Tower Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) a permitted mezzanine lender originates such mezzanine financing; (b) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; and (c) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the La
     Jolla Executive Tower Mortgage Loan, results in a loan-to-value ratio greater than 90% and a debt service coverage ratio greater than or equal to
     1.15x.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            LA JOLLA EXECUTIVE TOWER

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                          Bank of America

LOAN PURPOSE:                         Refinance

ORIGINAL PRINCIPAL BALANCE:           $95,000,000

FIRST PAYMENT DATE:                   September 1, 2007

TERM/AMORTIZATION:                    120/0 months

INTEREST ONLY TERM:                   120 months

MATURITY DATE:                        August 1, 2017

EXPECTED MATURITY BALANCE:            $95,000,000

BORROWING ENTITY:                     Causeway LLC

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance:
                                      117 payments
                                      Open: 3 payments
UP-FRONT RESERVES:

   TAX RESERVE:                       Yes

ONGOING MONTHLY RESERVES:

   TAX RESERVE:                       Yes

   REPLACEMENT RESERVE:               $14,667

FUTURE MEZZANINE DEBT:                Yes

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                 $95,000,000

EXPECTED SHADOW RATING (FITCH/S&P):   AAA/AAA

CUT-OFF DATE LTV:                     32.3%

MATURITY DATE LTV:                    32.3%

UNDERWRITTEN DSCR:                    3.00x

MORTGAGE RATE:                        6.057%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                        Retail

PROPERTY SUB-TYPE:                    Anchored

LOCATION:                             Metairie, Louisiana

YEAR BUILT/RENOVATED:                 1960/2002

NET RENTABLE SQUARE FEET:             933,700

CUT-OFF BALANCE PER SF:               $102

OCCUPANCY AS OF 08/01/2007:           96.1%

OWNERSHIP INTEREST:                   Fee/Leasehold

PROPERTY MANAGEMENT:                  Greater Lakeside Corp.

UNDERWRITTEN NET CASH FLOW:           $17,481,240

APPRAISED VALUE:                      $293,800,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

                              FINANCIAL INFORMATION

                                        FULL YEAR      FULL YEAR     ANNUALIZED
                                      (12/31/2005)   (12/31/2006)   (05/31/2007)   UNDERWRITTEN
                                      ------------   ------------   ------------   ------------

Effective Gross Income ............    $23,625,922    $24,864,152    $27,259,066    $27,687,016
Total Expenses ....................    $ 7,182,081    $ 9,197,193    $ 9,332,462    $ 9,654,351
Net Operating Income (NOI) ........    $16,443,841    $15,666,959    $17,926,603    $18,032,665
Cash Flow (CF) ....................    $16,443,841    $15,666,959    $17,926,603    $17,481,240
DSCR on NOI .......................           2.82x          2.69x          3.07x          3.09x
DSCR on CF ........................           2.82x          2.69x          3.07x          3.00x

                              TENANT INFORMATION(1)

                                  RATINGS          TOTAL       % OF
TOP TENANTS                  FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF
--------------------------   -----------------   ---------   --------   --------

Dillards Dept. Store .....        BB/B1/BB        311,108      33.3%     $ 1.91
JC Penney ................     BBB/Baa3/BBB-      203,410      21.8      $ 5.90
Linens `N Things .........        B-/B3/B          37,500       4.0      $17.75
Forever 21 ...............       Not Rated         14,991       1.6      $38.26
                                                  -------      ----
TOTAL ....................                        567,009      60.7%

                              POTENTIAL   % POTENTIAL     SALES       LEASE
TOP TENANTS                      RENT         RENT      PER SF(2)   EXPIRATION
--------------------------   ----------   -----------   ---------   ----------

Dillards Dept. Store .....   $  594,802       3.3%       $296.83(3) 12/31/2019
JC Penney ................    1,200,000       6.6        $275.34    11/30/2017
Linens `N Things .........      665,625       3.7        $256.97    01/31/2013
Forever 21 ...............      573,572       3.2            NAV    09/01/2017
                             ----------      ----
TOTAL ....................   $3,033,999      16.8%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Based on year end 2006.

(3)  Does not include Dillards Men's Dept. and Dillards Car Care Center sales and square feet.

                           LEASE ROLLOVER SCHEDULE(1)

                             NO. OF LEASES                   % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION              EXPIRING     EXPIRING SF   TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
--------------------------   -------------   -----------   --------   ----------   -------------   ----------

2007 .....................         22            7,577        0.8%        7,577         0.8%       $  701,769
2008 .....................         17           34,747        3.7        42,324         4.5%       $1,590,109
2009 .....................         11           39,824        4.3        82,148         8.8%       $1,201,299
2010 .....................         10           24,654        2.6       106,802        11.4%       $1,003,070
2011 .....................         17           45,988        4.9       152,790        16.4%       $2,036,262
2012 .....................         17           62,250        6.7       215,040        23.0%       $2,313,074
2013 .....................         15           78,924        8.5       293,964        31.5%       $2,275,076
2014 .....................          6           27,199        2.9       321,163        34.4%       $1,224,942
2015 .....................          6           22,501        2.4       343,664        36.8%       $  779,082
2016 .....................          6           16,145        1.7       359,809        38.5%       $  828,547
2017 .....................          9          232,984       25.0       592,793        63.5%       $2,462,929
2019 .....................          3          311,108       33.3       903,901        96.8%       $  594,802
2050 .....................          2               25        0.0       903,926        96.8%       $      600
Administrative Office ....         --            3,350        0.4       907,276        97.2%               --
Information Booth ........         --               75        0.0       907,351        97.2%               --
Vacant ...................         --           40,072        2.8       933,700       100.0%               --
                                  ---          -------      -----
TOTAL ....................        141          933,700      100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 60.7% of the net rentable square feet, are:

o    DILLARD'S DEPT. STORE (NYSE: "DDS") (rated "BB" by Fitch and S&P, and "Ba3"
     by Moody's) occupies three spaces for a total of 311,108 square feet (33.3%
     of square feet, 3.3% of rental income) under three lease terms ranging from
     32 to 59 years, all expiring on December 31, 2019. The leases provide for a blended rental rate per square foot of $1.91 with one 10-year renewal option. Dillard's Dept. Store is also required to pay percentage rent equal to 3.0% of sales up to $4,166,667 plus 2.5% of sales exceeding $4,166,667.
     Dillard's Dept. Store had sales of approximately $86,600,000 ($296.83 per square foot) in 2006, resulting in a percentage rent payment of $2,185,466.
     Dillard's Dept. Store operates 328 department stores located in 29 states offering fashion apparel for women, men and children, accessories, cosmetics and home furnishings. As of the fiscal year ended February 3,
     2007, Dillard's Dept. Store reported revenue of approximately $7.8 billion, net income of $245.6 million and stockholder equity of $2.6 billion.

o    JC PENNEY (NYSE: "JCP") (rated "BBB" by Fitch, "Baa3" by Moody's and "BBB-"
     by S&P) occupies 203,410 square feet (21.8% of square feet, 6.6% of rental income) under the second of three 5-year renewal periods expiring on
     November 30, 2017. The lease provides for a rental rate of $5.90 per square foot that is constant during the remaining renewal period. There is one
     5-year option remaining to renew the lease at the same rental rate per square foot. JC Penney is also required to pay percentage rent equal to
     2.0% of the sales exceeding $25,018,700. JC Penney had sales of approximately $56,000,000 in 2006, resulting in a percentage rent payment of $619,749. JC Penney sells fashion apparel, jewelry, shoes, accessories and home furnishings. JC Penney operates 1,039 department stores located in the United States and Puerto Rico. As of fiscal year ended February 3,
     2007, JC Penney reported revenue of approximately $19.9 billion, net income of $1.2 billion and stockholder equity of $4.3 billion.

o    LINENS `N THINGS (rated "B-" by Fitch, "B3" by Moody's and "B" by S&P)
     occupies 37,500 square feet (4.0% of square feet, 3.7% of rental income)
     under a ten-year lease expiring on January 31, 2013. The lease provides for a rental rate per square foot of $17.75 and increases to $20.00 during lease year six (October 6, 2008). There are two 5-year options to renew the lease with the rental rate per square foot increasing to $23.00 and $26.50, respectively. Linens `N Things is required to pay percentage rent equal to
     3.0% of the sales exceeding $22,187,500 with increasing breakpoints during the remaining lease term. Linens `N Things is a national large-format retailer of home textiles, housewares and decorative home accessories.
     Linens `N Things operates over 500 stores located in 47 states and six
     Canadian provinces. Linens `N Things was acquired in February 2006 by affiliates of Apollo Management, L.P., National Realty & Development Corp.
     and Silver Point Capital Fund Investments LLC. As of the fiscal year ended
     December 30, 2006, Linens `N Things reported revenue of approximately $2.5 billion and stockholder equity of $544.7 million.

o    FOREVER 21 (not rated) occupies 14,991 square feet (1.6% of square feet,
     3.2% of rental income) under a ten-year lease expiring on September 1,
     2017. The lease provides for a rental rate per square foot of $38.26 and increases to $44.30 during lease year four and to $48.33 during lease year eight. Forever 21 is required to pay percentage rent equal to 5.0% of the sales exceeding $11,471,440 with increasing breakpoints during the remaining lease term. Forever 21, founded in 1984, operates 390 mainly mall-based United States stores, many in California, (plus one in Canada)
     under the Forever 21 and Gadzooks banners, offering fashions for women and junior girls. Most of the retailer's apparel is private label and made in
     Southern California. Forever 21 has also opened a series of new concept stores called Fashion XXI that offer men's and women's fashions, as well as lingerie, footwear, cosmetic items and other accessories. Since Forever 21 is privately held, no financial information is available.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Lakeside Mall Mortgage Loan is a $95.0 million, ten-year fixed rate loan secured by a first mortgage on a regional mall located in Metairie,
     Jefferson Parish, Louisiana. The Lakeside Mall Mortgage Loan is interest only for the entire loan term, matures on August 1, 2017 and accrues interest at an annual rate of 6.057%.

THE BORROWER:

o    The Lakeside Mall Borrower is Causeway LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent manager for which the Lakeside Mall Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1% by
     Causeway Manager LLC as the Managing Member and 99% by Greater Lakeside
     Corp.

o    The borrower principal is Jeffrey J. Feil. Mr. Feil is Chairman and
     President of The Feil Organization, a privately-held, full-service real estate company. The Feil Organization operates a portfolio of more than 18 million square feet of commercial real estate, more than 5,000 apartment units, hundreds of net leased properties and thousands of acres of undeveloped land across the United States.

THE PROPERTY:

o    The Lakeside Mall Mortgaged Property consists of a fee/leasehold interest in a regional mall built in phases from 1960 to 2002. The collateral improvements consist of a two-story Dillard's Dept. Store and JC Penney anchor stores, the two-story enclosed mall, and six one-story outparcel buildings. The improvements contain a total of 933,700 gross leasable square feet and are situated on 51.92 acres.

o    The Lakeside Mall Mortgaged Property is currently occupied by approximately
     140 tenants ranging in size from 70 (kiosk) to 311,108 square feet
     (Dillard's Dept. Store). The anchor tenants are Dillard's Dept. Store and
     JC Penney, which together occupy 55.1% of the total square feet and contribute 9.9% of the gross potential income. The major tenants (leasing greater than 10,000 square feet) are Linens 'N Things, Restoration
     Hardware, The Gap, Express and Forever 21, which together occupy 9.3% of the total square feet and contribute 12.6% of the gross potential rental income. In-line mall tenants occupy 42.1% of the total square feet and contribute 84.1% of the gross potential rental income. There are a total of
     3,861 parking spaces located in surface lots and in a three-level parking garage, resulting in a parking ratio of 4.1 spaces per 1,000 square feet.
     An additional 1,864 spaces will be available after a newly constructed three-level parking garage is completed in 2007 and a 1,617 parking space garage is completed by the end of July 2008.

o    Macy's is constructing a new three-story department store that is scheduled to break ground in early November 2007, with an expected completion date in
     October of 2008. The new 228,000 square foot Macy's will be on a ground lease. The Macy's store will offer men's, women's and children's apparel as well as home decor furnishings.

o    The Lakeside Mall Mortgaged Property is located along Veterans Boulevard, a major east-west thoroughfare in the region, located just west of downtown
     New Orleans and south of Lake Pontchartrain. It's one-half mile from the
     I-10/North Causeway Boulevard interchange, leading directly to the Lake
     Pontchartrain Causeway Bridge and Interstate 12. Interstate 10 connects the area to the City of Baton Rouge, Louisiana and Houston, Texas to the west and Gulfport and Biloxi, Mississippi to the east. Demographics for the five-mile primary trade area of the Lakeside Mall Mortgaged Property include a population of 229,268 in 99,242 households. Average household income within the primary trade area is $61,475.

o    In-line store sales as of December 31, 2006 were $746.59 per square foot.

o    The Lakeside Mall Borrower is generally required at its sole cost and expense to keep the Lakeside Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Lakeside Mall Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the Lakeside Mall Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to $100,000, an amount that may be increased by an assumed inflation rate of 5.0% per year.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

PROPERTY MANAGEMENT:

o    Greater Lakeside Corp., a borrower-related entity, manages the Lakeside
     Mall Mortgaged Property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The owners of the beneficial interests in the Lakeside Mall Borrower are permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a qualified mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of
     The Lakeside Mall Mortgage Loan, results in a loan-to-value ratio no greater than 65% and a debt service coverage ratio greater than or equal to
     1.85x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the then current ratings issued in connection with a securitization involving the Lakeside Mall Mortgage
     Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  LAKESIDE MALL

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Bank of America

LOAN PURPOSE:                 Acquisition

ORIGINAL PRINCIPAL BALANCE:   $65,612,000

FIRST PAYMENT DATE:           September 1, 2007

TERM/AMORTIZATION:            120/0 months

INTEREST ONLY TERM:           120 months

MATURITY DATE:                August 1, 2017

EXPECTED MATURITY BALANCE:    $65,612,000

BORROWING ENTITY:             AVR CPC Associates, LLC

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/Defeasance:
                              117 payments
                              Open: 3 payments

UP-FRONT RESERVES:

   TAX RESERVE:               Yes
ONGOING MONTHLY RESERVES:

   TAX RESERVE:               Yes

   REPLACEMENT RESERVE:       $3,722

SUBORDINATE INDEBTEDNESS:     $75,000,000

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $65,612,000

CUT-OFF DATE LTV:             67.3%

MATURITY DATE LTV:            67.3%

UNDERWRITTEN DSCR:            1.39x

MORTGAGE RATE(1):             6.263%
--------------------------------------------------------------------------------

(1)  Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Columbus, Georgia

YEAR BUILT/RENOVATED:         2002/NAP

NET RENTABLE SQUARE FEET:     638,028

CUT-OFF BALANCE PER SF:       $103

OCCUPANCY AS OF 07/01/2007:   99.8%

OWNERSHIP INTEREST:           Leasehold

PROPERTY MANAGEMENT:          Ben Carter Properties, LLC

UNDERWRITTEN NET CASH FLOW:   $5,775,223

APPRAISED VALUE:              $97,500,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4

--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR
                                 (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------

Effective Gross Income .......    $7,573,570     $7,989,002     $7,895,232
Total Expenses ...............    $1,764,217     $1,757,833     $1,873,311
Net Operating Income (NOI) ...    $5,809,353     $6,231,169     $6,021,920
Cash Flow (CF) ...............    $5,809,353     $6,231,169     $5,775,223
DSCR on NOI ..................          1.39x          1.50x          1.45x
DSCR on CF ...................          1.39x          1.50x          1.39x

                             TENANT INFORMATION(1)

                                           RATINGS          TOTAL       % OF      RENT
TOP TENANTS                           FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF     PSF
-----------------------------------   -----------------   ---------   --------   ------

Sears Holding Corporation
   (Ground Lease) .................       BB/NR/BB+        141,333      22.2%    $ 1.71
Carmike Cinemas, Inc. (Ground
   Lease) .........................        NR/NR/B-         84,156      13.2     $ 5.35
Toys R Us (Ground Lease) ..........       CCC/Caa1/B        49,000       7.7     $ 3.27
Circuit City Stores, Inc. .........       Not Rated         32,899       5.2     $13.75
                                                           -------      ----
TOTAL .............................                        307,388      48.2%
                                                           =======      ====

                                       POTENTIAL   % POTENTIAL      SALES        LEASE
TOP TENANTS                              RENT          RENT       PER SF(2)    EXPIRATION
-----------------------------------   ----------   -----------   -----------   ----------

Sears Holding Corporation
   (Ground Lease) .................   $  241,679       4.0%      $    144      04/30/2018
Carmike Cinemas, Inc. (Ground
   Lease) .........................      450,235       7.5       $412,704(3)   09/30/2023
Toys R Us (Ground Lease) ..........      160,230       2.7        N/A          01/31/2013
Circuit City Stores, Inc. .........      452,361       7.5        N/A          01/31/2018
                                      ----------      ----
TOTAL .............................   $1,304,505      21.6%
                                      ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Sales based on trailing twelve months as of December 31, 2006.

(3)  Represents per screen sales of the 15-screen movie theater.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -------------   --------   --------   ----------   -------------   ----------

2007 .............          7          15,035      2.4%       15,035          2.4%      $  278,959
2008 .............          4          21,580      3.4        36,615          5.7%      $  275,191
2009 .............          2           4,400      0.7        41,015          6.4%      $   87,800
2010 .............          4          14,000      2.2        55,015          8.6%      $  296,276
2012 .............         13         122,430     19.2       177,445         27.8%      $1,755,877
2013 .............          9         135,612     21.3       313,057         49.1%      $1,270,281
2014 .............          3          12,341      1.9       325,398         51.0%      $  241,306
2015 .............          2           7,700      1.2       333,098         52.2%      $  158,300
2017 .............          1          23,942      3.8       357,040         56.0%      $  228,646
2018 .............          3         195,232     30.6       552,272         86.6%      $  956,541
2023 .............          1          84,156     13.2       636,428         99.7%      $  450,235
Vacant ...........         --           1,600      0.3       638,028        100.0%              --
                          ---         -------    -----
TOTAL ............         49         683,028    100.0%
                          ===         =======    =====

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 48.3% of the net rentable square feet are:

o    SEARS HOLDINGS CORPORATION (NASDAQ: "SHLD") (rated "BB" by Fitch, not rated by Moody's and rated "BB+" by S&P) occupying 141,333 square feet (22.2% of square feet, 4.0% of income) under a 15-year ground lease expiring on April
     30, 2018 with seven 5-year renewal options. The lease provides for a rental rate of $1.71 per square foot. Sears Holdings Corporation operates as a retailer in the United States and Canada. Sears operates full-line stores that offer an array of products, including home appliances, consumer electronics, tools, fitness, lawn and garden equipment, automotive services and products, such as tires and batteries, and home fashion products, as well as apparel, footwear, health, beauty, pantry, household products and toys. The Kmart segment operates stores that offer general merchandise, including products sold under labels, such as Jaclyn Smith, Joe Boxer and
     Martha Stewart Everyday, as well as in-store pharmacies. As of February 3,
     2007, Sears Holdings Corporation operated approximately 1,388 Kmart stores,
     935 Full-line Stores, 74 Sears Essentials/Grand stores, 1,095 specialty stores, and 123 full-line stores, 250 specialty stores, 50 floor covering stores, 1,900 catalog pick-up locations, and 100 travel offices in Canada.
     Sears Holdings Corporation was founded in 1899 and is based in Hoffman
     Estates, Illinois. For the fiscal year ended February 3, 2007 Sears
     Holdings Corporation had liquidity of $3.97 billion, stockholders equity of
     $12.71 billion and reported revenue of $53.01 billion with net income of
     $1.49 billion.

o    CARMIKE CINEMAS, INC. (NASDAQ: "CKEC") (not rated by Fitch or Moody's and rated "B-" by S&P) occupying 84,156 square feet (13.2% of square feet, 7.5%
     of income) under a 20-year ground lease expiring on September 30, 2023 with four 5-year renewal options. The lease provides for a rental rate of $5.35 per square foot. Carmike Cinemas, Inc. is a motion picture exhibitor in the
     United States. Carmike Cinemas, Inc. shows films on a first-run basis, and operates discount theatres in small to mid-size non-urban markets. As of
     December 31, 2006, Carmike Cinemas, Inc. owned 84 theatres, leased 203 theatres and operated two theatres under shared ownership with 2,447 screens. Carmike Cinemas, Inc. was founded in 1982 and is headquartered in
     Columbus, Georgia. For the fiscal year ended December 31, 2006, Carmike
     Cinemas, Inc. had revenue of $495 million, liquidity of $28.6 million and stockholder's equity of $203.6 million.

o    TOYS R US (rated "B" by S&P, rated "Caa1" by Moody's and rated "CCC" Fitch)
     occupying 49,000 square feet (7.7% of square feet, 2.7% of income) under a
     10-year ground lease expiring on January 31, 2013 with six 5-year renewal options. The lease provides for a rental rate of $3.27 per square foot and increases to $3.59 per square foot on January 31, 2013. Toys R Us is one of the world's largest toy retailers and sells its merchandise through more than 1,500 stores in the United States and abroad and the internet. In addition to 590 Toys R Us stores selling toys, games, and other items for kids, Toys R Us sells infant and toddler apparel, furniture, and feeding supplies at 250 Babies R Us stores. Toys R Us was founded in 1957 and is based in Wayne, New Jersey. For the fiscal year ended February 3, 2007 the corporation had net sales of $13.05 billion with net income of $109 million.

o    CIRCUIT CITY STORES, INC. (NYSE: "CC") (not rated) occupies 32,899 square feet (5.2% of square feet, 7.5% of income) of retail space under a 15-year lease expiring on January 31, 2018 with three 5-year renewal options. The lease provides for a rental rate of $13.75 per square foot with increases to $15.13 per square foot on February 1, 2013. Circuit City Stores, Inc.
     operates as a specialty retailer of consumer electronics, home office products, entertainment software, and related services. Circuit City
     Stores, Inc. sells brand-name consumer electronics, personal computers, entertainment software and related services in Circuit City stores in the
     United States and via web sites, www.circuitcity.com and www.firedog.com.
     As of February 28, 2007, Circuit City Stores, Inc. operated 642 superstores and 12 other stores in 158 U.S. media markets. Circuit City Stores, Inc.
     was founded in 1949 and is headquartered in Richmond, Virginia. For the fiscal year ended February 28, 2007 Circuit City Stores, Inc. had liquidity of $141.1 million, stockholders equity of $1.79 billion and reported revenue of $12.43 billion with a net loss of $8.3 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Columbus Park Crossing Mortgage Loan is a $65.61 million, ten-year fixed rate loan secured by a first mortgage on an anchored retail center located in Columbus, Muscogee County, Georgia. The Columbus Park Crossing
     Loan is interest-only for the entire loan term, matures on August 1, 2017 and accrues interest at an annual rate, rounded to three decimal places, of
     6.263%.

THE BORROWER:

o    The Columbus Park Crossing Borrower is AVR CPC Associates, LLC, a Delaware
     limited liability company and single purpose, bankruptcy remote entity having at least one independent director for which the Borrower's legal counsel has provided a non-consolidation opinion. Equity ownership in the
     Borrower is held by Allan V. Rose (99%), and CPC SP Corp. (1%), a Delaware
     corporation having Allan V. Rose as its Sole Shareholder and President.

o    The borrower principal is Allan V. Rose, founder, and owner (100%) of AVR
     Realty. AVR Realty, in business for over forty years, invests in both commercial and residential real estate. To date, AVR has built, acquired, and developed 35 million square feet of commercial and residential space.
     The AVR Realty portfolio includes residential communities, shopping centers, office complexes, corporate and industrial parks, hotels and assisted living facilities. AVR Realty currently owns and manages approximately 3.8 million square feet of retail space, primarily in New
     York State. AVR Realty is headquartered in Yonkers, New York.

THE PROPERTY:

o    The Columbus Park Crossing Mortgaged Property consists of a fee simple and leasehold interest in an anchored retail center containing a total of
     638,028 net rentable square feet. The Columbus Park Crossing Mortgaged
     Property is situated on 75.14 acres of which 54.13 acres are under a
     75-year ground lease (including options).

o    The Columbus Park Crossing Mortgaged Property is occupied by 42 tenants in three separate buildings. Seven tenants (Sears Holdings Corporation,
     Carmike Cinemas, Inc., Toys R Us, Carraba's, Chili's, Olive Garden and
     Smokey Bones), totaling 301,447 square feet, are on ground leases. The
     Columbus Park Crossing Mortgage Loan has 3,582 parking spaces for a parking ratio of 5.6 per 1,000 square feet. Year end sales for 2006 at the Columbus
     Park Crossing Mortgaged Property were $304 per square foot.

o    The Columbus Park Crossing Mortgaged Property is located in Columbus,
     Muscogee County, Georgia within the Columbus metropolitan statistical area.
     The mortgaged property is part of Columbus Park, a 380-acre master planned retail, office, hotel, commercial and multifamily mixed-use development.
     Columbus is the third largest city in the state of Georgia and is the center of the 17-county area of West Central Georgia and East Central
     Alabama known as the "Plains Region", an area populated by more than
     570,000 people. The Columbus Park Crossing Mortgaged Property is located less than two miles from Interstate 185, the north-south arterial connecting the Columbus metropolitan statistical area to Atlanta via I-85.

o    Columbus, Georgia is home to Fort Benning, the largest United States Army
     Infantry center in the world. Fort Benning is a major economic and social catalyst for the Columbus area employing over 41,000 people. The Army base covers approximately 182,000 acres. Fort Benning is a self sustaining community supporting in excess of 100,000 military, family members, reserve component soldiers, retirees, and civilian employees on a daily basis.

     The Columbus Park Crossing Borrower is generally required at its sole cost and expense to keep the Columbus Park Crossing Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy, as well as terrorism insurance in an amount the mortgagee shall reasonably require.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4

--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

PROPERTY MANAGEMENT:

o    The Columbus Park Crossing Mortgaged Property is managed by the asset management division of Ben Carter Properties, LLC. Founded in 1993 and headquartered in Atlanta, Georgia, Ben Carter Properties LLC is a full service real estate firm offering development, leasing, management, brokerage and construction services for retail, office and mixed-use properties throughout the Southeast United States. Ben Carter Properties
     LLC currently oversees a portfolio of over 20 projects totaling approximately eight million square feet of retail and office properties throughout the Southeast valued at over $1 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Development Authority of Columbus, Georgia revenue bonds in the amount of
     $44,550,000 (as to Series A) and $30,450,000 (as to Series B) which are not included in the Trust Fund. Such bonds were issued for the purpose of financing the development of the retail shopping center and related improvements on the Columbus Park Crossing Mortgaged Property. A pledge, assignment and subordination agreement was entered into July 19, 2007 subordinating such bonds to the Columbus Park Crossing Mortgage Loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                             COLUMBUS PARK CROSSING

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       72

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                              SCOTTSDALE SPECTRUM

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                              SCOTTSDALE SPECTRUM

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Bank of America

LOAN PURPOSE:                 Refinance

ORIGINAL PRINCIPAL BALANCE:   $64,403,445

FIRST PAYMENT DATE:           August 1, 2007

TERM/AMORTIZATION:            120/0 months

INTEREST ONLY PERIOD:         120 months

MATURITY DATE:                July 1, 2017

EXPECTED MATURITY BALANCE:    $64,403,445

BORROWING ENTITY:             Scottsdale Spectrum, L.L.C.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/Defeasance:
                              116 payments
                              Open: 4 payments

UP-FRONT RESERVES:
   TAX RESERVE:               Yes

ONGOING MONTHLY RESERVES:
   TAX RESERVE:               Yes

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $64,403,445

CUT-OFF DATE LTV:             74.1%

MATURITY DATE LTV:            74.1%

UNDERWRITTEN DSCR:            1.40x

MORTGAGE RATE(1):             5.609%
--------------------------------------------------------------------------------

(1)  Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Suburban

LOCATION:                     Scottsdale, Arizona

YEAR BUILT/RENOVATED:         1996/NAP

NET RENTABLE SQUARE FEET:     256,670

CUT-OFF BALANCE PER SF:       $251

OCCUPANCY AS OF 06/18/2007:   93.8%

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Globe Management Company

UNDERWRITTEN NET CASH FLOW:   $5,141,937

APPRAISED VALUE:              $86,900,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                              SCOTTSDALE SPECTRUM

                              FINANCIAL INFORMATION

                                                                     ANNUALIZED 10
                                         FULL YEAR      FULL YEAR       MONTHS
                                       (06/30/2005)   (06/30/2006)   (04/30/2007)    UNDERWRITTEN
                                       ------------   ------------   -------------   ------------

Effective Gross Income .............    $7,527,994     $8,103,969     $8,204,221      $8,187,417
Total Expenses .....................    $2,440,768     $2,622,122     $2,475,202      $2,696,918
Net Operating Income (NOI) .........    $5,087,227     $5,481,846     $5,729,019      $5,490,498
Cash Flow (CF) .....................    $5,087,227     $5,481,846     $5,729,019      $5,141,937
DSCR on NOI ........................          1.39x          1.50x          1.56x           1.50x
DSCR on CF .........................          1.39x          1.50x          1.56x           1.40x

                              TENANT INFORMATION(1)

                                        RATINGS          TOTAL       % OF                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                        FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
---------------------------------  -----------------   ---------   --------   --------   ----------   -----------   ----------

Merrill Lynch Pierce Fenner &
   Smith, Inc. ..................     AA-/Aa3/AA-        28,281      11.0%     $30.50    $  862,571      11.2%      05/31/2012
Standard Pacific of Arizona .....      BB-/Ba3/BB        26,522      10.3      $29.25       775,769      10.0       12/31/2011
Harris Bank .....................      AA-/Aa1/A+        22,942       8.9      $31.62       725,426       9.4       03/31/2008
Citigroup Global Markets Inc. ...      AA+/Aa1/AA        22,383       8.7      $32.00       716,256       9.3       01/31/2012
                                                        -------      ----                ----------      ----
TOTAL.........................                          100,128      39.0%               $3,080,021      39.9%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1))

                       NO. OF
                       LEASES    EXPIRING   % OF TOTAL   CUMULATIVE   CUMULATIVE %   BASE RENT
YEAR OF EXPIRATION    EXPIRING      SF          SF        TOTAL SF     OF TOTAL SF    EXPIRING
-------------------   --------   --------   ----------   ----------   ------------   ----------

2007 ..............       1         2,791       1.1%         2,791         1.1%      $   92,103
2008 ..............      12        62,454      24.3         65,245        25.4%      $1,886,947
2009 ..............       7        36,931      14.4        102,176        39.8%      $1,047,347
2010 ..............       5        33,517      13.1        135,693        52.9%      $1,002,751
2011 ..............       3        30,974      12.1        166,667        64.9%      $  893,645
2012 ..............       6        74,250      28.9        240,917        93.9%      $2,327,329
Vacant ............      --        15,753       6.1        256,670       100.0%              --
                        ---       -------     -----
TOTAL .............      34       256,670     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                               SCOTTSDALE SPECTRUM

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 39.0% of the total net rentable square feet, are:

o    MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. (NYSE: "MER") (rated "AA-" by
     Fitch, "Aa3" by Moody's and "AA-" by S&P) occupies 28,281 square feet
     (11.0% of square feet, 11.2% of income) of office space under a 15-year lease expiring on May 31, 2012 with one 5-year renewal option. The lease provides for a current rental rate of $30.50 per square foot with an increase to $31.50 per square foot on December 1, 2009. Merrill Lynch,
     Pierce, Fenner & Smith, Inc. provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services worldwide. Its Institutional
     Business segment provides equity, debt, and commodities trading, capital market services, investment banking, and advisory services to corporations, financial institutions, governments, and institutional investors. In addition, Merrill Lynch, Pierce, Fenner & Smith, Inc. offers underwritings and private placements of equity, debt, and related securities, lending and other financing activities, and advisory services to clients on strategic issues, valuation, mergers, acquisitions, and restructurings. Merrill
     Lynch, Pierce, Fenner & Smith, Inc.'s Retail Wealth Management segment provides brokerage, investment advisory and financial planning services.
     This segment also offers commission and fee-based investment accounts, banking, cash management, and credit services, trust and generational planning, retirement services, and insurance products to individuals, small-to mid-size businesses, and employee benefit plans. Merrill Lynch,
     Pierce, Fenner & Smith, Inc., founded in 1820, is headquartered in New
     York, New York and has operations primarily in the United States, Canada,
     Europe, the Middle East, Africa, the Pacific Rim and Latin America. Based
     on financial reports for the fiscal year ended December 31, 2006 net income was $7.50 billion on total revenue of $70.59 billion and stockholders equity was $39.0 billion.

o    STANDARD PACIFIC OF ARIZONA (NYSE: "SPF") (rated "BB-" by Fitch, "Ba3" by
     Moody's and "BB" by S&P) occupies 26,522 square feet (10.3% of square feet,
     10.0% of income) of office space under a 13-year lease expiring on December
     31, 2011 with one 5-year renewal option. The lease provides for a current rental rate of $28.50 per square foot with an increase to $29.25 per square foot on January 1, 2008, $30.00 per square foot on January 1, 2009, $30.75 per square foot on January 1, 2010, and $31.50 per square foot on January
     1, 2011. Standard Pacific Corp. engages in the construction and sale of single-family attached and detached homes in the United States. Standard
     Pacific Corp. also provides mortgage financing and title services to its home buyers through its subsidiaries and joint ventures. As of December 31,
     2006, Standard Pacific Corp. had 324 projects under development. Standard
     Pacific Corp. operates in California, Florida, Arizona, Texas, North
     Carolina, South Carolina and Colorado. Standard Pacific Corp. was founded in 1965 and is headquartered in Irvine, California. Based on financial reports for the fiscal year ended December 31, 2006 net income was $123.7 million on total revenue of $3.96 billion and stockholders equity was $1.76 billion.

o    HARRIS BANK (rated "AA" by Fitch, "Aa1" by Moody's and "A+" by S&P)
     occupies 22,942 square feet (8.9% of square feet, 9.4% of income) of office space under an 11-year lease expiring on March 31, 2008 with two 5-year renewal options. The lease provides for a current rental rate of $31.62 per square foot which is in place for the remaining lease term. Harris Bank is an affiliate of Harris Bankcorp, Inc., a bank holding company headquartered in Chicago, Illinois with 231 branch offices. Affiliated businesses and divisions include Harris Private Bank, Harris myCFO Inc. Harris Investor
     Services, Inc., Harris Investment Management, Inc., and BMO Capital
     Markets, Corp. The parent company of Harris Bankcorp, Inc. is BMO Financial
     Group, Toronto, Canada. Established in 1817 as Bank of Montreal, BMO
     Financial Group (NYSE: "BMO") is a diversified North American financial services organization with total assets of $357 billion, as of April 30,
     2007, and more than 35,000 employees. BMO Financial Group provides a broad range of retail banking, wealth management and investment banking products and solutions.

o    CITIGROUP GLOBAL MARKETS INC. is a subsidiary of Citigroup, Inc. (NYSE:
     "C") (rated "AA+" by Fitch, "Aa1" by Moody's and "AA" by S&P) occupies
     22,383 square feet (8.7% of square feet, 9.3% of income) of office space under a 15-year lease expiring on January 31, 2012 with two 5-year renewal options. The lease provides for a current rental rate of $32.00 per square foot with an increase to $34.00 per square foot on August 1, 2009.
     Citigroup, Inc., a multibank holding company, provides various financial services to customers in the United States and internationally. Citigroup
     Inc.'s Global Consumer segment offers banking, lending, insurance and investment services. As of March 31, 2007, this segment operated through a network of 8,140 branches, approximately 19,100 automated teller machines,
     708 automated lending machines and the Internet. Citigroup Inc.'s Markets and Banking segment provides various investment and commercial banking services and products, which comprise investment banking and advisory services, debt and equity trading, institutional brokerage, foreign exchange, structured products, derivatives and lending. Citigroup Inc.'s
     Global Wealth Management segment provides investment advice, financial planning, and brokerage services to affluent individuals, companies and non-profits. This segment also offers wealth management services for high net worth clients. Citigroup Inc. Alternative Investments segment manages products across five asset classes, such as private equity, hedge funds, real estate, structured products and managed futures. Citigroup Inc. was founded in 1812 and is based in New York, New York. At fiscal year-end
     December 31, 2006 Citigroup, Inc. reported annual revenue of $146.56 billion with net income of $21.54 billion, liquidity of $462.96 billion and stockholders equity of $119.78 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                               SCOTTSDALE SPECTRUM

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Scottsdale Spectrum Mortgage Loan is a $64.4 million, ten-year fixed rate loan secured by a first mortgage on two 2-story suburban office buildings, and one 3-story suburban office building and an underground parking garage located in Scottsdale, Maricopa County, Arizona. The
     Scottsdale Spectrum Mortgage Loan is interest-only for the entire loan term, matures on July 1, 2017 and accrues interest at an annual interest rate, rounded to three decimal places, of 5.609%.

THE BORROWER:

o    The Scottsdale Spectrum Borrower is Scottsdale Spectrum, L.L.C. an Arizona
     limited liability company and single purpose, bankruptcy remote entity having at least one independent director for which the Borrower's counsel has provided a non-consolidation opinion. Equity interest in the Borrower is held by Scottsdale Spectrum Holdings, LLC (100%), which is owned by
     Globe Corporation (100%). Globe Corporation is owned by 13 family trusts with the largest ownership interest (55.29%) held by the George F. Getz Jr.
     1967 Family Trust.

o    The borrower principal is Globe Corporation, a diversified investment company with a concentration in real estate, securities and private equity.
     Globe Corporation, founded in 1901, entered the real estate market in 1935 and has since continued to acquire and develop distinctive commercial properties and residential communities. Globe Corporation's current real estate portfolio consists of 18 properties located throughout Illinois and
     Arizona. Globe Corporation has offices in Scottsdale, Arizona, and Chicago,
     Illinois and operates an office property management company in Deerfield,
     Illinois. Based on a financial statement, as of December 31, 2006, Globe
     Corporation has liquidity of $5.7 million and a net worth of $71.3 million.

THE PROPERTY:

o    The Scottsdale Spectrum Mortgaged Property consists of a fee simple interest in two 2-story suburban office buildings and one 3-story suburban office building containing a total of 256,670 net rentable square feet. The
     Class "A" structures were built in 1996-1997 on a 9.25 acre site and are
     93.8% occupied by 34 tenants with the four largest tenants occupying 39.0%
     of the total net rentable square feet.

o    Amenities at the Scottsdale Spectrum Mortgaged Property consist of a cafe, a fitness room and an underground parking garage containing 687 parking spaces. An additional 239 surface parking spaces are also available.

o    The Scottsdale Spectrum Mortgaged Property is located in Scottsdale,
     Arizona approximately 14 miles northeast of the Phoenix central business district in the North Scottsdale submarket. The North Scottsdale submarket is approximately 4.5 million square feet (2.5 million is Class "A").
     Primary access to the area is provided via The 101 Loop (the perimeter freeway circling Phoenix) which is located just east of the Scottsdale
     Spectrum Mortgaged Property.

o    The Scottsdale Spectrum Borrower is generally required at its sole cost and expense to keep the Scottsdale Spectrum Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Scottsdale Spectrum Borrower is required to maintain insurance against acts of terrorism on terms consistent with the commercial property insurance and business income policies required under the loan agreement.

PROPERTY MANAGEMENT:

o    The Scottsdale Spectrum Mortgaged Property is managed by Globe Management
     Company, a subsidiary of Globe Corporation, a borrower/borrower principal related company. Globe Management Company currently manages 18 properties throughout Arizona and Illinois.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                               SCOTTSDALE SPECTRUM

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  150 BROADWAY

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  150 BROADWAY

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Bank of America

LOAN PURPOSE:                 Refinance

ORIGINAL PRINCIPAL BALANCE:   $60,000,000

FIRST PAYMENT DATE:           August 1, 2007

TERM/AMORTIZATION:            120/0 months

INTEREST ONLY PERIOD:         120 months

MATURITY DATE:                July 1, 2017

EXPECTED MATURITY BALANCE:    $60,000,000

BORROWING ENTITY:             150 Broadway N.Y.
                              Associates, L.P.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/Defeasance: 114 payments
                              Open: 6 payments

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE       Yes

  TI/LC RESERVE               $400,000

  IMMEDIATE REPAIR RESERVE:   $10,281

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE       Yes

  REPLACEMENT RESERVE         $2,220

FUTURE MEZZANINE DEBT:        Yes

LOCKBOX:                      Hard

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $60,000,000

CUT-OFF DATE LTV:             58.1%

MATURITY DATE LTV:            58.1%

UNDERWRITTEN DSCR:            1.55x

MORTGAGE RATE(1):             6.127%
--------------------------------------------------------------------------------

(1)  Mortgage rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Central Business District

LOCATION:                     New York, New York

YEAR BUILT/RENOVATED:         1923/1986

NET RENTABLE SQUARE FEET:     266,427

CUT-OFF BALANCE PER SF:       $225

OCCUPANCY AS OF 06/06/2007:   100.0%

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          J.E.M.B. Realty Corp.

UNDERWRITTEN NET CASH FLOW:   $5,770,929

APPRAISED VALUE:              $103,300,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  150 BROADWAY

                            FINANCIAL INFORMATION(1)

                                          FULL YEAR      FULL YEAR      FULL YEAR
                                        (12/31/2004)   (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                        ------------   ------------   ------------   ------------

Effective Gross Income ..............    $8,900,737     $9,862,980     $10,279,203    $11,342,861
Total Expenses ......................    $4,484,861     $5,079,043     $ 4,818,197    $ 5,073,220
Net Operating Income (NOI) ..........    $4,415,876     $4,783,937     $ 5,461,006    $ 6,269,641
Cash Flow (CF) ......................    $4,415,876     $4,783,937     $ 5,461,006    $ 5,770,929
DSCR on NOI .........................          1.18x          1.28x           1.47x          1.68x
DSCR on CF ..........................          1.18x          1.28x           1.47x          1.55x

(1)  Information obtained from underwritten rent roll.

                              TENANT INFORMATION(1)

                                                  RATINGS          TOTAL       % OF
TOP TENANTS                                  FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
------------------------------------------   -----------------   ---------   --------

Bank of America Corporation ..............       AA/Aa1/AA         24,912       9.4%
Jeffrey Samel ............................       Not Rated         13,650       5.1
Shandell, Blitz, Blitz & Bookson .........       Not Rated         12,976       4.9
Malaby and Carlisle, LLC .................       Not Rated         12,303       4.6
                                                                   ------      ----
TOTAL ....................................                         63,841      24.0%

                                                         POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                                  RENT PSF       RENT         RENT      EXPIRATION
------------------------------------------   --------   ----------   -----------   ----------

 Bank of America Corporation .............    $67.28    $1,676,079       16.7%     12/31/2009
 Jeffrey Samel ...........................    $20.00       273,000        2.7      01/31/2017
 Shandell, Blitz, Blitz & Bookson ........    $34.00       441,184        4.4      04/30/2012
 Malaby and Carlisle, LLC ................    $30.00       369,090        3.7      03/31/2013
                                                        ----------       ----
 TOTAL ...................................              $2,759,353       27.6%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                                NO. OF
                                LEASES    EXPIRING   % OF TOTAL   CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION             EXPIRING      SF          SF        TOTAL SF     OF TOTAL SF     EXPIRING
----------------------------   --------   --------   ----------   ----------   ------------   ----------

 2007 ......................       3        3,312         1.2%        3,312          1.2%     $  102,528
 2008 ......................      16       29,934        11.2        33,246         12.5%     $  825,113
 2009 ......................      16       48,336        18.1        81,582         30.6%     $2,323,390
 2010 ......................      19       26,663        10.0       108,245         40.6%     $  752,548
 2011 ......................      11       27,581        10.4       135,826         51.0%     $  824,611
 2012 ......................       5       22,821         8.6       158,647         59.5%     $  720,865
 2013 ......................       5       22,263         8.4       180,910         67.9%     $  659,730
 2014 ......................       8       30,427        11.4       211,337         79.3%     $  808,180
 2015 ......................       4        7,964         3.0       219,301         82.3%     $  227,192
 2016 ......................       3       15,449         5.8       234,750         88.1%     $1,755,859
 2017 ......................       2       13,650         5.1       248,400         93.2%     $  273,000
 2022 ......................       1       11,277         4.2       259,677         97.5%     $  700,076
 Management Office .........      --        3,699         1.4       263,376         98.9%             --
 Mechanical Area ...........      --        1,697         0.6       265,073         99.5%             --
 Vacant ....................      --        1,354         0.5       266,427        100.0%             --
                                 ---      -------       -----
 TOTAL .....................      93      266,427       100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  150 BROADWAY

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 24.0% of the net rentable square feet, are:

o    BANK OF AMERICA CORPORATION (NYSE: "BAC") (rated "AA" by Fitch, "Aa1" by
     Moody's and "AA" by S&P) occupies 24,912 square feet (9.4% of square feet,
     16.7% of income) of retail space under a 15-year lease expiring December
     31, 2009 with two five-year renewal options at $73.97 per square foot for the first renewal period and $80.63 per square foot for the second renewal period. Bank of America Corporation, a financial holding company, provides banking and non-banking financial services throughout the world. Bank of
     America Corporation operates through three segments: Global Consumer and
     Small Business Banking, Global Corporate and Investment Banking, and Global
     Wealth and Investment Management. The Global Consumer and Small Business
     Banking segment offers savings accounts, CDs, IRAs, checking accounts, credit cards, merchant services, mortgage products, insurance services,
     LOCs, and credit and home equity loans. The Global Corporate and Investment
     Banking segment provides bank loans, commitment facilities, real estate lending, and leasing and asset-based lending products for banking clients, advisory services, financing, and related products for institutional investor clients, debt and equity underwriting, merger-related advisory services, and treasury management, trade finance, foreign exchange, short-term credit facilities and short-term investing options. The Global
     Wealth and Investment Management segment offers wealth management and retail brokerage services, as well as asset management services. As of July
     30, 2007, Bank of America Corporation operated approximately 5,700 retail banking offices and 17,000 automated teller machines. Bank of America
     Corporation was founded in 1874 and is headquartered in Charlotte, North
     Carolina. According to the year end financial reports dated December 31,
     2006, Bank of America Corporation reported $117.02 billion in total revenues, $21.13 billion in net revenues and $135.3 billion stockholder equity.

o    JEFFREY SAMEL (not rated) occupies 13,650 square feet (5.1% of square feet,
     2.7% of income) in two spaces under 13-year leases expiring January 31,
     2017 with no renewal options. The current rental rate is $20.00 per square foot and changes to $23.00 per square foot on January 1, 2012 and $26.00 per square foot on January 1, 2015. Jeffrey Samel has been defending clients against personal injury lawsuits for over the course of two decades. Jeffrey Samel founded in 1983, represents self-insured corporate businesses and insurers of liability carriers and municipalities in trial and appellate litigation throughout the State of New York, in the defense of negligence, motor vehicle, premises, construction, mass transit, product liability and professional liability matters.

o    SHANDELL, BLITZ, BLITZ & BOOKSON (not rated) occupies 12,976 square feet
     (4.9% of square feet, 4.4% of income) of office space under a ten-year lease expiring April 30, 2012 with no renewal options. The current rental rate is $34.00 per square foot. Shandell, Blitz, Blitz & Bookson, has been practicing law in litigation on behalf of those suffering from personal injury for over 30 years.

o    MALABY AND CARLISLE, LLC (not rated) occupies 12,303 square feet (4.6% of square feet, 3.7% of income) of office space under a ten-year lease expiring March 31, 2013 with no renewal options. The current rental rate is
     $30.00 per square foot. Malaby, Carlisle & Bradley, LLC practices law in the areas of litigation, toxic torts, environmental, asbestos defense, antitrust and crime.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  150 BROADWAY

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 150 Broadway Mortgage Loan is a $60.0 million, ten-year fixed rate loan secured by a first mortgage on a 23-story multi-tenant office building located in New York, New York. The 150 Broadway Mortgage Loan is
     interest-only for the full loan term, matures on July 1, 2017 and accrues interest at an annual rate, rounded to three decimal places, of 6.127%.

THE BORROWER:

o    The 150 Broadway Borrower is 150 Broadway N.Y. Associates, L.P., a New York
     limited partnership, and a single purpose, bankruptcy remote entity with at least one independent director in which a non-consolidation opinion has been issued by the Borrower's legal counsel. Equity ownership on the borrower is held by Paulette Bailey (52.45%), 150 Bailey Associates, LP, a
     New York limited partnership, (46.55%) and 150 Broadway Corp., a New York corporation (1%). Equity ownership in 150 Bailey Associates is held by
     Michelle Bailey-Horovits (49.5%), Ester Jerome (49.5%) and Morris Bailey
     (1%). Equity ownership in 150 Broadway Corp. is held by Joseph Jerome
     (100%), the borrower principal.

o    The borrower principal, Joseph L. Jerome, is president of J.E.M.B. Realty
     Corporation, a privately held full-services real estate company based in
     New York City. Mr. Jerome oversees development, investment and management for J.E.M.B. Realty Corporation's portfolio.

THE PROPERTY:

o    The 150 Broadway Mortgaged Property consists of a fee simple interest in a
     23-story multi-tenant office building built in 1923 and renovated in 1986.
     The 150 Broadway Mortgaged Property contains a total of 266,427 net rentable square feet and is located at the corner of Broadway and Liberty
     Street in Downtown Manhattan.

o    The 150 Broadway Mortgaged Property contains 220,760 square feet of office space and 45,667 square feet of ground floor retail space. Ground floor retail tenants include Modell's, Bank of America Corporation and Sephora.

o    The 150 Broadway Mortgaged Property is located in the Financial District of the Downtown Manhattan office submarket on Broadway at the corner of
     Liberty Street. The Downtown submarket currently has approximately 104.0 million square feet, of which 45.2 million square feet is located in the
     Financial District. The 150 Broadway Mortgaged Property is situated within five blocks of the A, C, J, M, Z, 2, 3, 4 and 5 subway lines. These subway lines have direct access to Brooklyn and upper Manhattan.

o    The 150 Broadway Borrower is generally required at its sole cost and expense to keep the 150 Broadway Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The 150 Broadway Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the 150 Broadway Borrower must purchase terrorism insurance at an amount of 100% of the replacement value of the 150 Broadway
     Mortgaged Property, provided, however, the 150 Broadway Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to $360,000 (as adjusted to reflect increases in the product price index as published by the U.S. Department of Labor).

PROPERTY MANAGEMENT:

o    The 150 Broadway Mortgaged Property is managed by J.E.M.B. Realty
     Corporation., a real estate development, investment and management organization based in New York City and established in 1990. J.E.M.B.
     Realty Corporation owns a portfolio that includes over 8.2 million square feet of office properties in the United States and Canada, of which approximately three million square feet is located in New York City.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 150 Broadway Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and each rating agency;
     (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the 150 Broadway Mortgage
     Loan, results in a loan-to-value ratio no greater than 90% and a debt service coverage ratio greater than or equal to 1.10x; and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the 150 Broadway Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                                  150 BROADWAY

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------
                            EAST MARKET AT FAIR LAKES

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       85

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            EAST MARKET AT FAIR LAKES

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  Bank of America

LOAN PURPOSE:                 Refinance

ORIGINAL PRINCIPAL BALANCE:   $40,800,000

FIRST PAYMENT DATE:           April 1, 2007

TERM/AMORTIZATION:            120/0 months

INTEREST ONLY TERM:           120 months

MATURITY DATE:                March 1, 2017

EXPECTED MATURITY BALANCE:    $40,800,000

BORROWING ENTITY:             East Market Retail L.C.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/Defeasance: 116
                              payments
                              Open: 4 payments
UP-FRONT RESERVES:

   TAX RESERVE:               Yes

   LEASING RESERVE:           $3,797,432

ONGOING MONTHLY RESERVES:

   TAX RESERVE:               Yes

   REPLACEMENT RESERVE:       $403

FUTURE MEZZANINE DEBT:        Yes

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $40,800,000

CUT-OFF DATE LTV(1):          79.2%

MATURITY DATE LTV(2):         79.2%

UNDERWRITTEN DSCR:            1.20x

MORTGAGE RATE:                5.738%
--------------------------------------------------------------------------------

(1)  Based on an "as-stabilized" appraised value. Based on an "as-is" appraised value of $50,400,000 as of January 25, 2007 the Cut-off Date LTV is 81.0%.

(2)  Based on an "as-stabilized" appraised value.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Fairfax, Virginia

YEAR BUILT/RENOVATED:         2005/NAP

NET RENTABLE SQUARE FEET:     87,889

CUT-OFF BALANCE PER SF:       $464

OCCUPANCY AS OF 06/30/2007:   97.8%

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Peterson Management L.C.

UNDERWRITTEN NET CASH FLOW:   $2,850,747

APPRAISED VALUE:              $51,500,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       86

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            EAST MARKET AT FAIR LAKES

                              FINANCIAL INFORMATION

                                 UNDERWRITTEN
                                 -------------
Effective Gross Income .......   $3,437,390
Total Expenses ...............   $  546,039
Net Operating Income (NOI) ...   $2,891,351
Cash Flow (CF) ...............   $2,850,747
DSCR on NOI ..................         1.22x
DSCR on CF ...................         1.20x

                              TENANT INFORMATION(1)

                                     RATINGS           TOTAL       % OF                 POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
------------------------------   -----------------   ---------   --------   --------   ----------   -----------   -----------

Whole Foods Market, Inc. .....       NR/NR/BB+         60,000      68.3%     $29.79    $1,787,400       57.6%     01/15/2027
Blue Tulip ...................       Not Rated          4,488       5.1      $42.00       188,496        6.3      09/21/2011
Jus Massage ..................       Not Rated          3,121       3.6      $53.03       165,507        5.5      01/01/2017
Pei Wei Asian Diner ..........       Not Rated          3,080       3.5      $42.00       129,360        4.3      08/17/2016
                                                       ------      ----                ----------       ----
TOTAL ........................                         70,689      80.4%               $2,270,763       73.7%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                      NO. OF
                      LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION   EXPIRING      SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------   --------   --------   --------   ----------   -------------   ----------

2011 .............      2         6,988       8.0%       6,988          8.0%       $  312,246
2012 .............      2         2,603       3.0        9,591         10.9%       $  115,035
2016 .............      3         6,355       7.2       15,946         18.1%       $  286,122
2017 .............      5         9,968      11.3       25,914         29.5%       $  497,567
2027 .............      1        60,000      68.3       85,914         97.8%       $1,787,400
Vacant ...........     --         1,975       2.2       87,889        100.0%               --
                      ---        ------     -----
TOTAL ............     13        87,889     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       87

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                           EAST MARKET AT FAIR LAKES

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 80.4% of the net rentable square feet, are:

o    WHOLE FOODS MARKETS, INC. (NASDAQ: "WFMI") (not rated by Fitch or Moody's and rated "BB+" by S&P) occupies 60,000 square feet (68.3% of square feet,
     57.6% of income) under a 20-year lease expiring January 15, 2027 with five
     5-year renewal options. The lease provides for a base rent for the first five years with rate increases of 10% every five years thereafter, including the renewal periods, and that the tenant pay a percentage rent of
     1% of Gross Sales for a period that sales exceed Base Rent less reimbursements. Whole Foods Market, Inc. engages in the ownership and operation of natural and organic foods supermarkets. Whole Foods Markets,
     Inc. offers produce, seafood, grocery, meat and poultry, bakery, prepared foods and catering, specialty (beer, wine, and cheese), whole body
     (nutritional supplements, vitamins, body care, and educational products), floral, pet products and household products. As of August 16, 2007, Whole
     Foods Markets, Inc. operated 194 stores in the United States, Canada and the United Kingdom. Whole Foods Markets, Inc. was founded in 1978 and is based in Austin, Texas. According to year end financial reports dated
     September 24, 2006, Whole Foods Markets, Inc. reported $5.6 billion in total revenues, $203.83 million in net income and $1.4 billion in stockholder equity.

o    BLUE TULIP (not rated) occupies 4,488 square feet (5.1% of square feet,
     6.3% of income) under a 5-year lease expiring September 21, 2011. The lease provides for a rental rate of $42.00 for the first five years. There are two 5-year renewal options at a rate increase of 10% for the first renewal period and at the then fair market rate for the second renewal period. Blue
     Tulip is a offering all occasion cards, handmade paper, invitation-making and unique gifts from around the world. Blue Tulip has 20 store locations in Connecticut, Massachusetts, New Jersey, New York, Pennsylvania and
     Virginia.

o    JUS MASSAGE (not rated) occupies 3,121 square feet (3.6% of square feet,
     5.5% of income) under a ten-year lease expiring January 1, 2017 with no renewal options. The lease provides for a rental rate of $53.03 with annual rate increases of 3%. Jus Massage offers message therapy and wellness programs to its clients. Jus Massage professionals are experienced, licensed/certified massage therapists.

o    PEI WEI ASIAN DINER (not rated) occupies 3,080 square feet (3.5% of square feet, 4.3% of income) under a ten-year lease expiring August 17, 2016 with two 5-year renewal options. The lease provides for a rental rate of $42.00 per square feet with rate increases of 10% every five years including the renewal periods. Pei Wei Asian Diner offers a mixture of Korean, Japanese,
     Chinese, Thai and Vietnamese cuisines.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       88

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            EAST MARKET AT FAIR LAKES

                             ADDITIONAL INFORMATION

THE LOAN:

o    The East Market at Fair Lakes Mortgage Loan is a $40,800,000 ten-year fixed rate loan secured by a first mortgage on a retail center located in
     Fairfax, Virginia. The East Market at Fair Lakes Mortgage Loan is interest only for the entire term, matures on March 1, 2017, and accrues interest at an annual rate of 5.738%.

THE BORROWER:

o    The East Market at Fair Lakes Borrower is East Market Retail L.C., a
     Virginia limited liability company and special purpose, bankruptcy remote entity with at least one independent director in which a non-consolidation opinion has been issued by the Borrower's legal counsel. Equity ownership is held by Peterson Family Investments II L.C., a Virginia limited liability company (99.5%) and East Market Retail, Inc. as Managing Member
     (0.5%). Equity ownership in Peterson Family Investments II, L.C. is held by
     Peterson Family Trust (22.5%), Lauren P. Fellows (19.38%), William E.
     Peterson (19.38%), Jon M. Peterson (19.38%) and Steven B. Peterson
     (19.38%).

o    Milton V. Peterson, the borrower principal, is the Chairman of The Peterson
     Companies. The Peterson Companies is one of the largest privately-owned development companies in the region which specializes in real estate development including acquisition, planning and zoning, community development, office and retail construction and property management.
     Residential development has included over 23,000 residential land units delivered to area homebuilders, 1,400 apartment units and 1,255 condominium units. Commercial property developments include approximately three million square feet of office, 180 acres of land sold to build-to-suit clients who completed buildings totaling over 2 million square feet, an 18 hole golf course and approximately 250 acres of developed land parcels ready for development, sale or build-to-suit. Retail property developments include
     2,117,900 square feet that was developed and sold.

THE  PROPERTY:

o    The East Market at Fair Lakes Mortgaged Property consists of a fee simple interest in an anchored retail shopping center containing three one-story buildings and one pad site. Built 2005-2007 the collateral improvements contain a total of 87,889 net rentable square feet with 500 parking spaces situated on 10.21 acres.

o    The East Market at Fair Lakes Mortgaged Property is located in the District of Columbia metropolitan statistical area and the Suburban Fairfax County retail submarket, which is approximately 12.7 million square feet. The neighborhood is a large mixed-use development known as Fair Lakes. The East
     Market at Fair Lakes Mortgaged Property is approximately a half-mile from both the Lee Jackson Highway (US 50) and Fairfax County Parkway
     interchanges off of I-66, the primary east-to-west interstate in the
     Northern Virginia region. The interstate extends from the District of
     Columbia to the east to Interstate 81 to the west.

o    Fair Lakes is a large mixed use development containing approximately 1.2 million square feet of retail space (Wal-Mart, Kids R Us, PetsMart, BJ's
     Wholesale, Best Buy and Target), 2.2 million square feet of office space
     (15 to 20 suburban office buildings), four multifamily communities, two hotels (Hyatt Fair Lakes and Residence Inn by Marriott), and single family homes spread out over 637 acres.

o    The East Market at Fair Lakes Borrower is generally required at its sole cost and expense to keep the East Market at Fair Lakes Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The East Market at Fair Lakes borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the East Market at Fair Lakes Borrower is only required to purchase as much terrorism insurance as may be obtained for a premium equal to two times the annual terrorism insurance premiums as of the closing date of the East Market at Fair Lakes Whole Loan (as adjusted to reflect increases in the Consumer Price Index as defined in the related loan agreement).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       89

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                           EAST MARKET AT FAIR LAKES

PROPERTY MANAGEMENT:

o    The East Market at Fair Lakes Mortgaged Property is managed by Peterson
     Management L.C., an East Market at Fair Lakes Borrower related entity which currently manages over 8.4 million square feet of office and retail properties including neighborhood strip centers, power centers, enclosed malls and life-style centers and approximately 4,700 residential units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The East Market at Fair Lakes Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and each rating agency; and (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the East Market at Fair Lakes Mortgage Loan, results in a loan-to-value ratio no greater than 80% and a debt service coverage ratio greater than or equal to 1.10x.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       90

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-4
--------------------------------------------------------------------------------

                            EAST MARKET AT FAIR LAKES

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       91

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